Filed electronically with the Securities and Exchange Commission on
                                March 24, 2000

                                                              File No. 33-11802
                                                              File No. 811-5002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM N-1A


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         /_/

                           Pre-Effective Amendment No.                       /_/
                         Post-Effective Amendment No. 31                     /X/
                                     and/or           --
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      /_/

         Amendment No. 32                                                    /X/
                       --

                             Kemper Variable Series
                             ----------------------
               (Exact Name of Registrant as Specified in Charter)

               222 South Riverside Plaza, Chicago, Illinois 60606
               --------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (312) 537-7000
                                                           --------------
                        Philip J. Collora, Vice President
                                    Secretary
                             KEMPER VARIABLE SERIES
                            222 South Riverside Plaza
                             Chicago, Illinois 60606
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

/_/  Immediately upon filing pursuant to paragraph (b)

/_/  60 days after filing pursuant to paragraph (a) (1)

/_/  75 days after filing pursuant to paragraph (a) (2)

/_/  On October 29, 1999 pursuant to paragraph (b)

/X/  On May 1, 2000 pursuant to paragraph (a) (1)

/_/  On _______________ pursuant to paragraph (a) (2) of Rule 485

/_/  On _______________ pursuant to paragraph (a) (3) of Rule 485

     If Appropriate, check the following box:
/_/ This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Kemper Variable Series

222 South Riverside Plaza
Chicago, Illinois 60606
(800) 778-1482

Kemper Variable Series offers a choice of 26 investment portfolios (each a "portfolio"), to investors applying for certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

Prospectus

May 1, 2000


Kemper Money Market Portfolio                        Kemper Small Cap Growth Portfolio

Kemper Government Securities Portfolio               Kemper Technology Growth Portfolio

Kemper Investment Grade Bond Portfolio               Kemper Value+Growth Portfolio

Kemper High Yield Portfolio                          Kemper Contrarian Value Portfolio

Kemper Total Return Portfolio                        KVS Dreman High Return Equity Portfolio

Kemper Blue Chip Portfolio                           Kemper Small Cap Value Portfolio

Kemper Growth Portfolio                              KVS Dreman Financial Services Portfolio

Kemper Aggressive Growth Portfolio                   Kemper Strategic Income Portfolio
                                                     (formerly, Kemper Global Income Portfolio)
Kemper Horizon 20+ Portfolio
                                                     Kemper Global Blue Chip Portfolio
Kemper Horizon 10+ Portfolio
                                                     Kemper New Europe Portfolio
Kemper Horizon 5 Portfolio                           (formerly, Kemper International Growth and Income Portfolio)

KVS Index 500 Portfolio                              Kemper International Portfolio

KVS Focused Large Cap Growth Portfolio

KVS Growth and Income Portfolio

KVS Growth Opportunities Portfolio


Shares of the portfolios are available exclusively as pooled funding vehicles for variable life insurance and variable annuity contracts of Participating Insurance Companies.

This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus.

Shares of the portfolios are not FDIC-insured, have no bank guarantees and may lose value.

The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

Table Of Contents


About The Portfolios                                                                      About Your Investment

  3   Kemper Money Market                     46   KVS Dreman High Return                 77   Investment Advisor
      Portfolio                                    Equity Portfolio
                                                                                          84   Share Price
  6   Kemper Government                       49   Kemper Small Cap Value
      Securities Portfolio                         Portfolio                              84   Purchase and Redemption

  9   Kemper Investment Grade                 52   KVS Dreman Financial                   85   Distributions and Taxes
      Bond Portfolio                               Services Portfolio

 12   Kemper High Yield Portfolio             55   Kemper Strategic Income
                                                   Portfolio
 15   Kemper Total Return Portfolio
                                              58   Kemper Global Blue Chip
 18   Kemper Blue Chip Portfolio                   Portfolio

 21   Kemper Growth Portfolio                 61   Kemper New Europe Portfolio

 24   Kemper Aggressive Growth                64   Kemper International
      Portfolio                                    Portfolio

 26   Kemper Horizon 20+ Portfolio            67   KVS Index 500 Portfolio

 29   Kemper Horizon 10+ Portfolio            69   KVS Focused Large Cap
                                                   Growth Portfolio
 32   Kemper Horizon 5 Portfolio
                                              71   KVS Growth and Income
 35   Kemper Small Cap Growth                      Portfolio
      Portfolio
                                              74   KVS Growth Opportunities
 38   Kemper Technology Growth                     Portfolio
      Portfolio
                                              76   Other Policies and Risks
 40   Kemper Value+Growth
      Portfolio

 43   Kemper Contrarian Value
      Portfolio

About The Portfolios

Kemper Variable Series (the "Fund") is an open-end, registered management investment company, currently comprising 26 portfolios. Additional portfolios may be created from time to time. The Fund is intended to be a funding vehicle for variable life insurance contracts ("VLI contracts") and variable annuity contracts ("VA contracts") offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies"). The Fund currently does not foresee any disadvantages to the holders of VLI contracts and VA contracts arising from the fact that the interests of the holders of such contracts may differ. Nevertheless, the Fund's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken. The VLI contracts and the VA contracts are described in the separate prospectuses issued by the Participating Insurance Companies. The Fund assumes no responsibility for such prospectuses.

Individual VLI contract holders and VA contract holders are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders or investors, although such companies may pass through voting rights to their VLI and VA contract holders.

Shares of the Portfolios are not FDIC-insured, have no bank guarantees and may lose value.


                  2 | Head 1 is used for First Level Headings.

Kemper Money Market Portfolio

Portfolio Goal

The portfolio seeks maximum current income to the extent consistent with stability of principal.

The Portfolio's Main Strategy

The portfolio pursues its goal by investing exclusively in high quality short-term securities.

The portfolio may buy securities from many types of issuers, including the U.S. government, banks, corporations and municipalities. The portfolio typically invests more than 25% of its net assets in obligations of U.S. banks and domestic branches of foreign banks. However, everything the portfolio buys must meet the rules for money market fund investments (see below).

Working in conjunction with credit analysts, the portfolio managers screen potential securities and develop a list of those that the portfolio may buy. The managers then decide which securities on this list to buy, looking for attractive yield and weighing considerations such as credit quality, economic outlook and possible interest rate movements. The managers may adjust the portfolio's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to decline.

The portfolio's investment advisor establishes a security's credit rating at the time it buys securities, using independent ratings or, if unrated, its own credit determination. If a security's credit quality falls below the minimum required for purchase by the portfolio, the security will be sold unless the Board believes this would not be in the best interest of the shareholders.

Money Market Fund rules

To be called a money market fund, a mutual fund must operate within strict federal rules. Designed to help maintain a stable share price, these rules limit money market funds to particular types of securities. Some of these rules are:

o individual securities must have remaining maturities of no more than 397 days

o the dollar-weighted average maturity of the portfolio's holdings cannot exceed 90 days

o all securities must be in the top two credit grades (or, if unrated must be deemed to be of comparable quality) for short-term securities and be denominated in U.S. dollars

The Main Risks Of Investing In The Portfolio

Money market portfolios are generally considered to have lower risks than other types of mutual fund portfolios. Even so, there are several risk factors that could reduce the yield you get from the portfolio or make it perform less well than other investments. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, you could lose money by investing in the portfolio.

As with most money market portfolios, the most important factor affecting the portfolio's performance is market interest rates. The portfolio's yield tends to reflect current interest rates, which means that when these rates decline, the portfolio's yield generally declines as well.

A second factor is credit quality. If a portfolio security declines in credit quality or goes into default, it could hurt the portfolio's performance. To the extent that the portfolio emphasizes sectors of the short-term securities market, the portfolio increases its exposure to factors affecting these sectors. For example, banks' repayment abilities could be compromised by broad economic declines or sharp rises in interest rates. Securities from foreign banks may have greater credit risk than comparable U.S. securities, for reasons ranging from political and economic uncertainties to less stringent banking regulations.


                        Kemper Money Market Portfolio | 3

Other factors that could affect performance include:

o the managers could be incorrect in their analysis of interest rate trends, credit quality or other matters

o the counterparty to a repurchase agreement or other transaction could default on its obligations

o securities that rely on outside guarantors to raise their credit quality could decline in price or go into default if the financial condition of the guarantor deteriorates

o over time, inflation may erode the real value of an investment in the portfolio

This portfolio may be of interest to investors who want a broadly diversified money market fund.

Performance

The bar chart below shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't include sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out. All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE


    8.08        5.90       3.43       2.85        3.95       5.66       5.03        5.25       5.15       4.84
-------------------------------------------------------------------------------------------------------------------
    1990        1991       1992       1993        1994       1995       1996        1997       1998       1999
-------------------------------------------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%



Average Annual Total Returns (as of 12/31/1999)

                    1 Year       5 Years      10 Years      Since Inception*
--------------------------------------------------------------------------------
Portfolio          4.84%         5.18%         5.00%            6.56%
--------------------------------------------------------------------------------

*  Since ___________.

On December 31, 1999, the portfolio's 7-day annualized yield was __%.

The Portfolio Managers

The following people handle the portfolio's day-to-day management:



Frank Rachwalski, Jr.                     Jerri I. Cohen
Lead Portfolio Manager                    Portfolio Manager
 o  Began investment career in 1973        o   Began investment career in 1992
 o  Joined the advisor in 1973             o   Joined the advisor in 1981
 o  Joined the portfolio team in 1984      o   Joined the portfolio team in 1998


                        4 | Kemper Money Market Portfolio

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Money Market Portfolio


------------------------------------------------------------------------------------------------
Years Ended December 31,                               1999     1998     1997     1996    1995
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $1.00     1.00     1.00     1.00    1.00
                                                     -------------------------------------------
------------------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------------------
Net investment income                                   .05      .05      .05      .05     .06
                                                     -------------------------------------------
------------------------------------------------------------------------------------------------
Total from investment operations
------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------
Net Investment income                                  (.05)    (.05)    (.05)    (.05)   (.06)
                                                     -------------------------------------------
------------------------------------------------------------------------------------------------
Total distributions
------------------------------------------------------------------------------------------------
Net asset value, end of period                        $1.00     1.00     1.00     1.00    1.00
                                                     -------------------------------------------
------------------------------------------------------------------------------------------------
Total return (%)                                       4.84     5.15     5.25     5.03    5.66(a)
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)             231,099  151,930  100,143   70,601  61,078
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)         .54      .54      .55      .60     .55
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          .54      .54      .55      .60     .55
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)              8.42     5.02     5.14     4.90    5.52
------------------------------------------------------------------------------------------------


(a) The total return for 1995 includes the effect of a capital contribution from the investment manager. Without the capital contribution, the total return would have been 5.11%.


                        Kemper Money Market Portfolio | 5

Kemper Government Securities Portfolio

Portfolio Goal

The portfolio seeks high current income consistent with preservation of capital.

The Portfolio's Main Strategy

The portfolio pursues its objective by investing at least 65% of its total assets in U.S. Government securities and repurchase agreements of U.S. Government securities. U.S. Government-related debt instruments in which the portfolio may invest include:

o    direct obligations of the U.S. Treasury; and

o securities issued or guaranteed by U.S. Government agencies or Government sponsored entities.

In deciding which types of securities to buy and sell, the portfolio managers first consider the relative attractiveness of U.S. Treasury obligations compared to other U.S. government and agency securities and determine allocations for each. Their decisions are generally based on a number of factors, including interest rate outlooks and changes in supply and demand within the bond market.

In choosing individual bonds, the managers review each bond's fundamentals, compare the yields of shorter maturity bonds to those of longer maturity bonds and use technical analysis to project prepayment rates and other factors that could affect a bond's attractiveness.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit quality policies

This portfolio normally invests all of its assets in securities issued by the U.S. government, its agencies or instrumentalities. These securities are generally considered to be among the very highest quality securities.

The Main Risks Of Investing In The Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond portfolios, one of the most important factors is market interest rates. A rise in interest rates generally means a decline in bond prices -- and, in turn, a decline in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of that agency or instrumentality, while other securities are backed by the U.S. Treasury. There is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. The full faith and credit guarantee of the U.S. government doesn't protect the portfolio against market-driven declines in the prices or yields of these securities, nor does it apply to shares of the portfolio itself.

Mortgage-backed securities carry additional risks and may be more volatile than many other types of debt securities. Any unexpected behavior in interest rates could hurt the performance of these securities. For example, a large decline in interest rates could cause these securities to be paid off earlier than expected, forcing the portfolio to reinvest the money at a lower rate. In addition, if interest rates rise or stay high, these securities could be paid off later than expected, forcing the portfolio to endure low yields. The result for the portfolio could be an increase in the volatility of its share price and yield.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers or other matters

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a portfolio that searches for attractive yields generated by U.S. government securities.


                   6 | Kemper Government Securities Portfolio

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the portfolio, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE


    9.81       15.22       5.92       6.48       -2.74      18.98       2.56        8.96       7.03       0.68
-------------------------------------------------------------------------------------------------------------------
    1990        1991       1992       1993        1994       1995       1996        1997       1998       1999
-------------------------------------------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)

             Since 12/31/98   Since 12/31/94  Since 12/31/89    Since 9/3/87
                 1 Year          5 Years         10 Years     Life of Portfolio
-------------------------------------------------------------------------------
Portfolio        0.68%            7.46%            7.12%           7.24%

Index            1.99             8.04             7.93             N/A*
-------------------------------------------------------------------------------

Index: Salomon Brothers 30-Year GNMA Index, an unmanaged index that measures the total return of GNMA 30-year pass throughs of single family and graduated payment mortgages.

*    The Index was not in existence on the portfolio's inception date.

The Portfolio Managers

Below are the people who handle the portfolio's day-to-day management:



Richard L. Vandenberg                     John E. Dugenske
Lead Portfolio Manager                     o   Began investment career in 1990
 o  Began investment career in 1973        o   Joined the advisor in 1998
 o  Joined the advisor in 1996             o   Joined the portfolio team in 1998
 o  Joined the portfolio team in 1996

Scott E. Dolan
 o  Began investment career in 1989
 o  Joined the advisor in 1989
 o  Joined the portfolio team in 1998


                   Kemper Government Securities Portfolio | 7

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Government Securities Portfolio


-------------------------------------------------------------------------------------------------------
Year Ended December 31,                                     1999      1998    1997     1996     1995
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $1.208     1.207   1.207    1.269    1.142
                                                       ------------------------------------------------
-------------------------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                .072(a)   .062    .084     .085     .084
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                   (.064)     .019    .016    (.057)    .123
                                                       ------------------------------------------------
-------------------------------------------------------------------------------------------------------
Total from investment operations                            .008      .081    .100     .028     .207
-------------------------------------------------------------------------------------------------------
Less distributions from
-------------------------------------------------------------------------------------------------------
Net investment income                                      (.060)    (.080)  (.100)   (.090)   (.080)
                                                       ------------------------------------------------
-------------------------------------------------------------------------------------------------------
Total distributions                                        (.060)    (.080)  (.100)   (.090)   (.080)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $1.156     1.208   1.207    1.207    1.269
                                                       ------------------------------------------------
-------------------------------------------------------------------------------------------------------
Total return (%)                                             .68      7.03    8.96     2.56    18.98
-------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                  146,389   123,211  86,682   84,314   95,185
-------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              .63       .65     .64      .66      .65
-------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               .63       .65     .64      .66      .65
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   6.13      6.27    7.12     7.09     7.08
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  150       142     179      325      275
-------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.


                   8 | Kemper Government Securities Portfolio

Kemper Investment Grade Bond Portfolio

Portfolio Goal

The portfolio seeks high current income.

The Portfolio's Main Strategy

The portfolio can buy many types of income-producing securities, among them corporate bonds, U.S. government and agency bonds, high quality commercial paper, obligations of the Canadian government or its instrumentalities (payable in U.S. dollars), bank certificates of deposit of domestic or Canadian chartered banks with deposits in excess of $1 billion and cash and cash equivalents. Generally, the portfolio invests in U.S. bonds or instruments, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell, the portfolio manager uses independent analysis to look for bonds of companies whose fundamental business prospects and cash flows are expected to improve. The manager also considers valuation, preferring those bonds that appear attractively priced in comparison to similar issues.

Based on the analysis of economic and market trends, the manager may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the companies and industries represented.

Credit quality policies

This portfolio normally invests at least 65% of total assets in bonds of the top four grades of credit quality. The portfolio could invest up to 35 percent of total assets in junk bonds (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.

The Main Risks Of Investing In The Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

As with most bond funds, the most important factor is market interest rates. A rise in interest rates generally means a decline in bond prices -- and, in turn, a decline in the value of your investment. Changes in interest rates will also affect the portfolio's yield: when rates decline, the portfolio's yield tends to decline as well.

Because the economy affects corporate bond performance, the portfolio will tend to perform less well than other types of bond portfolios when the economy is weak. Also, to the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the manager could be wrong in the analysis of economic trends, issuers, industries or other matters

o a bond could decline in credit quality or go into default; this risk is greater with lower rated bonds

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o    currency fluctuations could cause foreign investments to lose value

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want exposure to the corporate bond market through a diversified investment portfolio that seeks high current income.


                   Kemper Investment Grade Bond Portfolio | 9

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the portfolio, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                                  9.03       7.93       -2.06
--------------------------------------------------------------------------------
                                                  1997       1998       1999
--------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%


Average Annual Total Returns (as of 12/31/1999)

                                   Since 12/31/98               Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                             -2.06%                       4.95%

Index                                 -2.15                        6.21
--------------------------------------------------------------------------------

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index generally representative of intermediate-term government bonds, investment-grade corporate debt securities and mortgage-backed securities.

The Portfolio Manager

Robert S. Cessine handles the portfolio's day-to-day management. He began his investment career in 1982, joined the advisor in 1993 and has been managing the portfolio since its inception on May 1, 1996.


                   10 | Kemper Investment Grade Bond Portfolio

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Investment Grade Bond Portfolio


------------------------------------------------------------------------------------------------
Year Ended December 31,                                       1999     1998     1997     1996(b)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $1.165    1.118    1.036    1.000
                                                            ------------------------------------
------------------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------------------
Net investment income (loss)                                  .060(a)  .032     .066     .031
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                     (.085)    .055     .026     .005
                                                            ------------------------------------
------------------------------------------------------------------------------------------------
Total from investment operations                             (.025)    .087     .092     .036
------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------
Net investment income                                        (.030)   (.030)   (.010)      --
------------------------------------------------------------------------------------------------
Net realized gains on investments transactions               (.010)   (.010)      --       --
                                                            ------------------------------------
------------------------------------------------------------------------------------------------
Total distributions                                          (.040)   (.040)   (.010)      --
------------------------------------------------------------------------------------------------
Net asset value, end of period                              $1.100    1.165    1.118    1.036
                                                            ------------------------------------
------------------------------------------------------------------------------------------------
Total return (%)                                             (2.06)    7.93     9.04     3.57**
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     70,978   52,155   15,504    1,998
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                .65      .67      .80      .87*
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 .65      .67      .80      .87*
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     5.42     5.50     6.23     4.93*
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    131      130      311       75*
------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

*    Annualized

**   Not annualized


                   Kemper Investment Grade Bond Portfolio | 11

Kemper High Yield Portfolio

Portfolio Goal

The portfolio seeks to provide a high level of current income.

The Portfolio's Main Strategy

The portfolio invests primarily in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

In deciding which securities to buy and sell to achieve income and capital appreciation, the portfolio managers analyze securities to determine which appear to offer reasonable risk compared to their potential return. To do this, they rely on extensive independent analysis, favoring the bonds of companies whose credit is gaining strength or whom they believe are unlikely to default.

Based on their analysis of economic and market trends, the managers may favor bonds from different segments of the economy at different times, while still maintaining variety in terms of the types of bonds, companies and industries represented. For example, the managers typically favor subordinated debt (which has higher risks and may pay higher returns), but may emphasize senior debt if they expect an economic slowdown.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit quality policies

This portfolio normally invests at least 65% of total assets in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below).

The Main Risks Of Investing In The Portfolio

There are several risk factors that could reduce the yield you get from the portfolio, cause you to lose money or make the portfolio perform less well than other investments.

For this portfolio, one of the main factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. This may affect a company, an industry or the high yield market as a whole. In some cases, bonds may decline in credit quality or go into default. This risk is higher with foreign bonds.

Another factor is market interest rates. A rise in interest rates generally means a decline in bond prices -- and, in turn, a decline in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk. Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.

Because the economy has a strong impact on corporate bond performance, the portfolio will tend to perform less well than other types of bond portfolios when the economy is weak. To the extent that the portfolio emphasizes bonds from any given industry, it could be hurt if that industry does not do well.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o    currency fluctuations could cause foreign investments to lose value

o at times, it could be hard to value some investments or to get an attractive price for them

Investors who seek high current income and can accept risk of loss of principal may be interested in this portfolio.

                        12 | Kemper High Yield Portfolio

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the portfolio, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE


   -15.45      51.82      17.75       19.99      -2.24      17.40       14.06      11.61       1.45       2.15
-------------------------------------------------------------------------------------------------------------------
    1990        1991       1992       1993        1994       1995       1996        1997       1998       1999
-------------------------------------------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)


            Since 12/31/98   Since 12/31/94  Since 12/31/89       Since 4/6/82
                1 Year          5 Years         10 Years       Life of Portfolio
--------------------------------------------------------------------------------
Portfolio       2.15%            9.15%           10.63%             12.11%

Index            0.27            12.47            12.48               N/A*
--------------------------------------------------------------------------------

Index: Salomon Brothers Long-Term High Yield Bond Index, which measures the total return of high yield bonds with a par value of $50 million or higher and a remaining maturity of ten years or longer.

*    The Index was not in existence on the portfolio's inception date.

The Portfolio Managers

The following people handle the portfolio's day-to-day management:



Harry E. Resis, Jr.                       Daniel J. Doyle
Lead Portfolio Manager                     o   Began investment career in 1984
 o  Began investment career in 1968        o   Joined the advisor in 1986
 o  Joined the advisor in 1988             o   Joined the portfolio team in 1999
 o  Joined the portfolio team in 1992

Michael A. McNamara
 o   Began investment career in 1972
 o   Joined the advisor in 1972
 o   Joined the portfolio team in 1990


                        Kemper High Yield Portfolio | 13

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper High Yield Portfolio


----------------------------------------------------------------------------------------------------------
Year Ended December 31,                                        1999      1998    1997     1996     1995
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $1.227     1.296   1.281    1.259    1.185
                                                             ---------------------------------------------
----------------------------------------------------------------------------------------------------------
Income from investment operations:
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                   .122(a)   .106    .116     .120     .125
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                      (.093)    (.085)   .019     .042     .069
                                                             ---------------------------------------------
----------------------------------------------------------------------------------------------------------
Total from investment operations                               .029      .021    .135     .162     .194
----------------------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------------------
Net investment income                                         (.110)    (.090)  (.120)   (.140)   (.120)
                                                             ---------------------------------------------
----------------------------------------------------------------------------------------------------------
Total distributions                                           (.110)    (.090)  (.120)   (.140)   (.120)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $1.146     1.227   1.296    1.281    1.259
                                                             ---------------------------------------------
----------------------------------------------------------------------------------------------------------
Total return (%)                                               2.15      1.45   11.61    14.06    17.40
----------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     396,203   442,125 391,664  289,315  257,377
----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 .67       .65     .65      .65      .65
----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .67       .65     .65      .65      .65
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     10.40      9.36    9.20     9.70    10.27
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      42        74      90       98       90
----------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.


                        14 | Kemper High Yield Portfolio

Kemper Total Return Portfolio

Portfolio Goal

The portfolio seeks high total return, a combination of income and capital appreciation.

The Portfolio's Main Strategy

The portfolio follows a flexible investment program, investing in a mix of growth stocks and bonds.

The portfolio can buy many types of securities, among them common stocks, convertible securities, corporate bonds, U.S. government bonds and mortgage- and asset-backed securities. Generally, the portfolio invests in bonds from U.S. issuers, but the portfolio may invest up to 25% of total assets in foreign securities.

The portfolio managers may shift the proportion of the portfolio's holdings, at different times favoring stocks or bonds (and within those asset classes, different types of securities), while still maintaining variety in terms of the securities, issuers and economic sectors represented.

In choosing individual stocks, the managers favor large companies with a history of above-average growth, attractive prices relative to potential growth, sound financial strength and effective management, among other factors.

The portfolio will normally sell a stock when it reaches a target price or when the managers believe its fundamental qualities have deteriorated.

In deciding what types of bonds to buy and sell, the managers consider their relative potential for stability and attractive income, and other factors such as credit quality and market conditions. The portfolio may invest in bonds of any duration (a measure of sensitivity to interest rates).

Other investments

Normally, this portfolio's bond component consists mainly of investment-grade bonds (those in the top four grades of credit quality). However, the portfolio could invest up to 35% of its total assets in junk bonds (i.e., grade BB and below).

While the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all.

The Main Risks Of Investing In The Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

The portfolio is also affected by the performance of bonds. A rise in interest rates generally means a decline in bond prices and, in turn, a decline in the value of your investment. Some bonds could be paid off earlier than expected, which would hurt the portfolio's performance; with mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other bonds in a weak economy. Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments.


                       Kemper Total Return Portfolio | 15

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of stocks and bonds or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    a bond could decline in credit quality or go into default

o    derivatives could produce disproportionate losses

o at times, it might be hard to value some investments or to get an attractive price for them

Because the portfolio invests in a mix of stocks and bonds, this portfolio could make sense for investors seeking asset class diversification in a single investment portfolio.

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has three broad-based market indices (which, unlike the portfolio, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE


    5.05       37.88       1.69       12.11      -9.49      25.97       16.76      19.96      15.14       14.81
-------------------------------------------------------------------------------------------------------------------
    1990        1991       1992       1993        1994       1995       1996        1997       1998       1999
-------------------------------------------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)

                      Since 12/31/98       Since 12/31/94       Since 12/31/89
                          1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                 14.81%               18.46%               13.31%

Index 1                   21.04                28.56                18.21

Index 2                   -2.15                 7.61                 7.65

Index 3                   33.16                32.41                20.32
--------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index of 500 widely held common stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

Index 3: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

                       16 | Kemper Total Return Portfolio

The Portfolio Managers

The following people handle the portfolio's day-to-day management:



Gary A. Langbaum                          Tracy McCormick
Lead Portfolio Manager                     o   Began investment career in 1980
 o  Began investment career in 1970        o   Joined the advisor in 1994
 o  Joined the advisor in 1988             o   Joined the portfolio team in 1998
 o  Joined the portfolio team in 1995

Robert S. Cessine
 o   Began investment career in 1982
 o   Joined the advisor in 1993
 o   Joined the portfolio team in 1999


Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Total Return Portfolio


-------------------------------------------------------------------------------------------------------
Year Ended December 31,                                     1999      1998    1997     1996     1995
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $2.735     2.822   2.815    2.579    2.112
                                                          ---------------------------------------------
-------------------------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                .084(a)   .086    .090     .084     .084
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                    .303      .317    .377     .322     .453
                                                          ---------------------------------------------
-------------------------------------------------------------------------------------------------------
Total from investment operations                            .387      .403    .467     .406     .537
-------------------------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------------------------
Net investment income                                      (.090)    (.090)  (.090)   (.090)   (.070)
-------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions              (.150)    (.400)  (.370)   (.080)      --
                                                          ---------------------------------------------
-------------------------------------------------------------------------------------------------------
Total distributions                                        (.240)    (.490)  (.460)   (.170)   (.070)
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $2.882     2.735   2.822    2.815    2.579
                                                          ---------------------------------------------
-------------------------------------------------------------------------------------------------------
Total return (%)                                           14.81     15.14   19.96    16.76    25.97
-------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                  952,485   865,423 786,996  697,102  659,894
-------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              .61       .60     .60      .59      .60
-------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               .61       .60     .60      .59      .60
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   3.12      3.33    3.32     3.21     3.52
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   80        81     122       90      118
-------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.


                       Kemper Total Return Portfolio | 17

Kemper Blue Chip Portfolio

Portfolio Goal

The portfolio seeks growth of capital and income.

The Portfolio's Main Strategy

The portfolio normally invests at least 65% of its total assets in common stocks of large U.S. companies. As of December 31, 1999, companies in which the portfolio invests had a median market capitalization of approximately $32 billion.

In choosing stocks, the portfolio managers look for attractive "blue chip" companies: large, well-known established companies with sound financial strength whose stock price is attractive relative to potential growth. The managers look for factors that could signal future growth, such as new management, products or business strategies.

The managers may favor securities from different industries and companies at different times while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of its total assets in foreign securities. Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all.

The Main Risks Of Investing In The Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large growth company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Large company stocks at times may not perform as well as small or mid-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    growth stocks could become unpopular

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it might be hard to value some investments or to get an attractive price for them

Investors with long-term goals who want a core stock investment may be interested in this portfolio.


                         18 | Kemper Blue Chip Portfolio

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has two broad-based market indices (which, unlike the portfolio, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                                            13.84       25.24
--------------------------------------------------------------------------------
                                                             1998       1999
--------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)

                                   Since 12/31/98               Since 5/1/97
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                              25.24%                      18.98%

Index 1                                21.04                       27.40

Index 2                                20.91                       27.37
--------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States.

The Portfolio Managers

The following people handle the portfolio's day-to-day management:

Tracy McCormick                           Gary A. Langbaum
Lead Portfolio Manager                     o   Began investment career in 1970
 o  Began investment career in 1980        o   Joined the advisor in 1988
 o  Joined the advisor in 1994             o   Joined the portfolio team in 1998
 o  Joined the portfolio team in 1994


                         Kemper Blue Chip Portfolio | 19

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Blue Chip Portfolio


--------------------------------------------------------------------------------------------
Periods Ended December 31,                                         1999     1998     1997(b)
--------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $1.260    1.115    1.000
                                                                 ---------------------------
--------------------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------------------
Net investment income (loss)                                       .009(a)  .010     .017
--------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments transactions                                          .308     .145     .098
                                                                 ---------------------------
--------------------------------------------------------------------------------------------
Total from investment operations                                   .317     .155     .115
--------------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------------
Net investment income                                             (.008)   (.010)      --
                                                                 ---------------------------
--------------------------------------------------------------------------------------------
Total distributions                                               (.008)   (.010)      --
--------------------------------------------------------------------------------------------
Net asset value, end of period                                   $1.569    1.260    1.115
                                                                 ---------------------------
--------------------------------------------------------------------------------------------
Total return (%)                                                  25.24    13.84    11.54**
--------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                         185,416   78,314    5,023
--------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                     .71      .76      .95*
--------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                      .70      .76      .95*
--------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           .67     1.18     2.07*
--------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          64      102       78*
--------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the period May 1, 1997 (commencement of operations) to December 31,
     1997.

*    Annualized

**   Not annualized


                         20 | Kemper Blue Chip Portfolio

Kemper Growth Portfolio

Portfolio Goal

The portfolio seeks maximum appreciation of capital.

The Portfolio's Main Strategy

The portfolio normally invests at least 65% of its total assets in common stocks of U.S. companies. Investment opportunities will often be sought among securities of small less well-known companies; but securities of large, well-known companies will also be purchased, particularly when the investment manager considers such securities to be priced favorably in comparison with securities of smaller companies. Companies in which the portfolio invests generally have market capitalizations in excess of $1 billion.

In choosing stocks, the portfolio managers look for individual companies that have strong product lines, talented management and leadership positions within core markets. The managers also analyze each company, valuation, stock price movements and other factors.

Based on their analysis, the managers classify stocks as follows:

Stable Growth (typically at least 70% of portfolio): companies with strong business lines and potentially sustainable earnings growth

Accelerating Growth (typically up to 25% of portfolio): companies with a history of strong earnings growth and the potential for continued growth

Special Situations (typically up to 15% of portfolio): companies that appear likely to become Stable Growth or Accelerating Growth companies through a new product launch, restructuring, change in management or other catalyst.

The portfolio normally will sell a stock when the managers believe its earnings potential or its fundamental qualities have deteriorated or when other investments offer better opportunities.

Other investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of its total assets in foreign securities. Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks Of Investing In The Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock portfolios, the most important factor with this portfolio is how stock markets perform -- in this case, the growth company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Large company stocks may at times not perform as well as stocks of small or mid-size companies. Conversely, small company stocks may not perform as well as large company stocks. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given industry, any factors affecting that industry could affect portfolio securities. For example, a rise in unemployment could hurt consumer goods makers, or the emergence of new technologies could hurt computer software or hardware companies.


                          Kemper Growth Portfolio | 21

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    growth stocks may be out of favor for certain periods

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it might be hard to value some investments or to get an attractive price for them

This portfolio may be suitable for investors who want a moderate to aggressive long-term growth portfolio with a large-cap emphasis.

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has two broad-based market indices (which, unlike the portfolio, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year


    0.60       59.46       3.58       14.62      -4.62      32.97       21.63      21.34      15.10       37.12
-------------------------------------------------------------------------------------------------------------------
    1990        1991       1992       1993        1994       1995       1996        1997       1998       1999
-------------------------------------------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)

                     Since 12/31/98       Since 12/31/94       Since 12/31/89
                         1 Year              5 Years              10 Years
--------------------------------------------------------------------------------
Portfolio                37.12%               25.38%               18.94%

Index 1                  21.04                28.56                18.21

Index 2                  33.16                32.41                20.32
--------------------------------------------------------------------------------


Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing the growth stocks in the Russell 1000 Index.

                          22 | Kemper Growth Portfolio

The Portfolio Managers

The following people handle the portfolio's day-to-day management:

Valerie F. Malter                         George P. Fraise
Co-lead Portfolio Manager                 Co-lead Portfolio Manager
 o  Began investment career in 1985        o   Began investment career in 1987
 o  Joined the advisor in 1995             o   Joined the advisor in 1997
 o  Joined the portfolio team in 1999      o   Joined the portfolio team in 1999

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Growth Portfolio


----------------------------------------------------------------------------------------------------------
Year Ended December 31,                                        1999      1998    1997     1996     1995
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $2.957     3.001   3.371    3.262    2.665
                                                             ---------------------------------------------
----------------------------------------------------------------------------------------------------------
Income from investment operations:
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                                  (.001)(a)  .007    .012     .030     .034
----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments transactions                                     1.098      .459    .448     .589     .793
                                                             ---------------------------------------------
----------------------------------------------------------------------------------------------------------
Total from investment operations                              1.097      .466    .460     .619     .827
----------------------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------------------
Net investment income                                            --     (.010)  (.020)   (.040)   (.010)
----------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                    --     (.500)  (.810)   (.470)   (.220)
                                                             ---------------------------------------------
----------------------------------------------------------------------------------------------------------
Total distributions                                              --     (.510)  (.830)   (.510)   (.230)
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $4.054     2.957   3.001    3.371    3.262
                                                             ---------------------------------------------
----------------------------------------------------------------------------------------------------------
Total return (%)                                              37.12     15.10   21.34    21.63    32.97
----------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     737,691   628,551 563,016  487,483  414,533
----------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 .66       .66     .65      .64      .64
----------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .66       .66     .65      .64      .64
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      (.04)      .28     .42       94     1.15
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      87       109     170      175       88
----------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.


                          Kemper Growth Portfolio | 23

Kemper Aggressive Growth Portfolio

Portfolio Goal

The portfolio seeks capital appreciation through the use of aggressive investment techniques.

The Portfolio's Main Strategy

The portfolio normally invests at least 65% of its total assets in equity securities, mainly those of U.S. companies. Although the portfolio can invest in stocks of any size and market sector, it may invest in initial public offerings
(IPOs) and in growth-oriented market sectors, such as the technology sector. In fact, the portfolio's stock selection methods may at times cause it to invest more than 25% of total assets in a single sector. A sector is made up of numerous industries.

In choosing stocks, the portfolio managers look for individual companies in growing industries that have innovative products and services, competitive positions, repeat customers, effective management, control over costs and prices and strong balance sheets and earnings growth.

To a limited extent, the managers may seek to take advantage of short-term trading opportunities that result from market volatility. For example, the managers may increase positions in favored companies when prices decline and may sell fully valued companies when prices rise.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated, other investments offer better opportunities or to adjust its emphasis in a given industry.

Other investments

While the portfolio invests mainly in U.S. common stocks, it could invest up to 25% of its total assets in foreign securities. Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and may not use them at all.

The Main Risks Of Investing In The Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock portfolios, the most important factor with this portfolio is how stock markets perform. When growth stock prices decline, you should expect the value of your investment to decline as well. The fact that the portfolio may focus on one or more sectors increases this risk, because factors affecting those sectors could affect portfolio performance.

Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given stock than a diversified portfolio, factors affecting that stock could affect portfolio performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Stocks of small companies (including most that issue IPOs) can be highly volatile because their prices often depend on future expectations.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, sectors, economic trends, the relative attractiveness of different sizes of stocks or other matters

o    growth stocks could become unpopular

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it might be hard to value some investments or to get an attractive price for them

This portfolio may be appropriate for long-term investors who can accept an above-average level of risk to their investment in exchange for potentially higher performance.

                     24 | Kemper Aggressive Growth Portfolio

Performance

No performance information is provided because the portfolio does not yet have a full calendar year of operations.

The Portfolio Managers

The following people handle the portfolio's day-to-day management:

Sewall F. Hodges                          Jesus A. Cabrera
Lead Portfolio Manager                     o   Began investment career in 1984
 o  Began investment career in 1978        o   Joined the advisor in 1999
 o  Joined the advisor in 1995             o   Joined the portfolio team in 1999
 o  Joined the portfolio team in 1999

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Aggressive Growth Portfolio

---------------------------------------------------------------------------
Period Ended December 31,                                         1999(b)
---------------------------------------------------------------------------
Net asset value, beginning of period                              $1.000
                                                                  ---------
---------------------------------------------------------------------------
Income from investment operations:
---------------------------------------------------------------------------
Net investment income (loss) (a)                                    .006
---------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                            .393
                                                                  ---------
---------------------------------------------------------------------------
Total from investment operations                                    .399
---------------------------------------------------------------------------
Net asset value, end of period                                    $1.399
                                                                  ---------
---------------------------------------------------------------------------
Total return (%)                                                  39.89**
---------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------
Net assets, end of period ($ thousands)                           11,670
---------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                    2.66*
---------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                      .50*
---------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           .80*
---------------------------------------------------------------------------
Portfolio turnover rate (%)                                          90*
---------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

*    Annualized

**   Not annualized


                     Kemper Aggressive Growth Portfolio | 25

Kemper Horizon 20+ Portfolio

Portfolio Goal

To seek growth of capital, with income a secondary goal.

The Portfolio's Main Strategy

Under normal circumstances, the portfolio maintains an asset allocation of approximately 80% equity securities and 20% fixed-income securities.

Equity portion. Most of this portion is normally invested in common stocks. In choosing U.S. stocks, the managers use proprietary models to rank stocks according to book value, earnings per share, expected earnings growth and other factors. The model uses the same criteria for all stocks, but ranks growth stocks and value stocks separately. Based on market, economic and other factors, the managers determine their desired mix of growth and value stocks (between 40% and 60% of each) and choose stocks from among the top-ranked in each category.

In choosing foreign stocks, the managers generally focus on established companies in countries with developed economies, although the portfolio can invest in stocks of any size and from any country.

Fixed-income portion. This portion is divided among government and agency securities, corporate securities, bank obligations and cash equivalents. All of the portfolio's fixed-income securities must be denominated in U.S. dollars, and 90% of the fixed-income portion must be in the top four credit grades, with an average credit quality within the top two credit grades.

Allocation adjustments

While the managers expect that, over time, the portfolio's actual allocations will average out to be similar to its target allocations, the actual allocations may be different from the target allocations at any given time. This is because the managers may adjust the portfolio's actual allocations in seeking to take advantage of current or expected market conditions, or to manage risk.

The Main Risks Of Investing In The Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies, which often don't have the broad business lines or financial resources to weather hard times.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. In addition, there is the risk with foreign investments that changing currency rates could add to market losses or reduce market gains. These risks tend to be greater in emerging markets.

Because the portfolio invests some of its assets in bonds, it may perform less well in the long run than a portfolio investing entirely in stocks. At the same time, the portfolio's bond component means that its performance could be hurt somewhat by poor performance in the bond market or from the particular bonds it owns.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies, the attractiveness of asset classes or other matters

o bond prices could be hurt by rising interest rates or declines in credit quality

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors with a time horizon of 20 years or longer who want an investment that uses an asset allocation strategy to pursue growth and manage risk.

                        26 | Kemper Horizon 20+ Portfolio

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has two broad-based market indices (which, unlike the portfolio, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                              20.47      13.01       9.26
------------------------------------------------------------------------------
                                               1997       1998       1999
------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)

                                   Since 12/31/98               Since 5/1/96
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                               9.26%                      15.87%

Index 1                                21.04                       27.56*

Index 2                                -2.15                        5.54*
--------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

*    Since 12/31/96

The Portfolio Managers

The following people handle the portfolio's day-to-day management:



Robert D. Tymoczko                        Almond G. Goduti
Lead Portfolio Manager                    Portfolio Manager
 o  Began investment career in 1996        o   Began investment career in 1985
 o  Joined the advisor in 1997             o   Joined the advisor in 1996
 o  Joined the portfolio team in 1999      o   Joined the portfolio team in 1999

Shahram Tajbakhsh                         Josephine Chu
Portfolio Manager                         Portfolio Manager
 o  Began investment career in 1991        o   Began investment career in 1996
 o  Joined the advisor in 1996             o   Joined the advisor in 1997
 o  Joined the portfolio team in 1999      o   Joined the portfolio team in 1999


                        Kemper Horizon 20+ Portfolio | 27

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Horizon 20+ Portfolio


-------------------------------------------------------------------------------------------------------
Periods Ended December 31,                                           1999     1998     1997     1996(b)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $1.507    1.378    1.154    1.000
                                                                   ------------------------------------
-------------------------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                         .027(a)  .019     .020     .012
-------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments transactions                                            .110     .160     .214     .142
                                                                   ------------------------------------
-------------------------------------------------------------------------------------------------------
Total from investment operations                                     .137     .179     .234     .154
-------------------------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------------------------
Net investment income                                               (.020)   (.010)   (.010)      --
-------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                       (.010)   (.040)      --       --
                                                                   ------------------------------------
-------------------------------------------------------------------------------------------------------
Total distributions                                                 (.030)   (.050)   (.010)      --
-------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $1.614    1.507    1.378    1.154
                                                                   ------------------------------------
-------------------------------------------------------------------------------------------------------
Total return (%)                                                     9.26    13.01    20.48    15.37**
-------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                            37,409   38,265   16,659    3,759
-------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                       .78      .67      .93     1.13*
-------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                        .78      .67      .93      .81*
-------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                            1.78     1.84     1.58     1.71*
-------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            62       55       75       60*
-------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

*    Annualized

**   Not annualized


                        28 | Kemper Horizon 20+ Portfolio

Kemper Horizon 10+ Portfolio

Portfolio Goal

To seek a balance between growth of capital and income, consistent with moderate risk.

The Portfolio's Main Strategy

Under normal conditions, the portfolio maintains an asset allocation of approximately 60% equity securities and 40% fixed-income securities.

Equity portion. Most of this portion is normally invested in common stocks. In choosing U.S. stocks, the managers use proprietary models to rank stocks according to book value, earnings per share, expected earnings growth and other factors. The model uses the same criteria for all stocks, but ranks growth stocks and value stocks separately. Based on market, economic and other factors, the managers determine their desired mix of growth and value stocks (between 40% and 60% of each) and choose stocks from among the top-ranked in each category.

In choosing foreign stocks, the managers generally focus on established companies in countries with developed economies, although the portfolio can invest in stocks of any size and from any country.

Fixed-income portion. This portion is divided among government and agency securities (including mortgage- and asset-backed securities), corporate securities, bank obligations and cash equivalents. Under normal conditions, all of the portfolio's fixed-income securities will be denominated in U.S. dollars, and 90% of the fixed-income portion will be in the top four credit grades, with an average credit quality within the top two credit grades.

Allocation adjustments

While the managers expect that, over time, the portfolio's actual allocations will average out to be similar to its target allocations, the actual allocations may be different from the target allocations at any given time. This is because the managers may adjust the portfolio's actual allocations in seeking to take advantage of current or expected market conditions, or to manage risk.

The Main Risks Of Investing In The Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor is how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices decline, the value of your investment is likely to decline as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

Foreign stocks tend to be more volatile than their U.S. counterparts. There is also the risk with foreign investments that changing currency rates could add to market losses or reduce market gains. These risks tend to be greater in emerging markets.

The portfolio is also affected by how bond markets perform. Bonds could be hurt by rises in market interest rates. (As a rule, a 1% rise in interest rates means a 1% fall in value for every year of duration.) Some bonds could be paid off earlier than expected if interest rates fall. With mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other types of bonds in a weak economy.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies, the attractiveness of asset classes or other matters

o    a bond could fall in credit quality or go into default

o at times, it could be hard to value some investments or to get an attractive price for them

Investors who are looking for a balanced portfolio of stock and bond investments and whose time horizon is approximately ten or more years may be interested in this portfolio.

                        Kemper Horizon 10+ Portfolio | 29

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has two broad-based market indices (which, unlike the portfolio, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                                16.77      11.30       8.38
-------------------------------------------------------------------------------
                                                 1997       1998       1999
--------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)

                         Since 12/31/98        Since 5/1/96
                             1 Year         Life of Portfolio
----------------------------------------------------------------
Portfolio                     8.38%               13.07%

Index 1                      21.04                26.78

Index 2                      -2.15                 6.21
----------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

The Portfolio Managers

The following people handle the portfolio's day-to-day management:



Robert D. Tymoczko                        Almond G. Goduti
Lead Portfolio Manager                    Portfolio Manager
 o  Began investment career in 1996        o   Began investment career in 1985
 o  Joined the advisor in 1997             o   Joined the advisor in 1996
 o  Joined the portfolio team in 1999      o   Joined the portfolio team in 1999

Shahram Tajbakhsh                         Josephine Chu
Portfolio Manager                         Portfolio Manager
 o  Began investment career in 1991        o   Began investment career in 1996
 o  Joined the advisor in 1996             o   Joined the advisor in 1997
 o  Joined the portfolio team in 1999      o   Joined the portfolio team in 1999


                        30 | Kemper Horizon 10+ Portfolio

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Horizon 10+ Portfolio


-------------------------------------------------------------------------------------------------
Periods Ended December 31,                                     1999     1998     1997     1996(b)
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $1.394    1.289    1.114    1.000
                                                             ------------------------------------
-------------------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------------------
Net investment income (loss)                                   .040(a)  .020     .034     .018
-------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                        .075     .125     .151     .096
                                                             ------------------------------------
-------------------------------------------------------------------------------------------------
Total from investment operations                               .115     .145     .185     .114
-------------------------------------------------------------------------------------------------
Less distributions from
-------------------------------------------------------------------------------------------------
Net investment income                                         (.030)   (.010)   (.010)      --
-------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                    --    (.030)      --       --
                                                              ------------------------------------
-------------------------------------------------------------------------------------------------
Total distributions                                           (.030)   (.040)   (.010)      --
-------------------------------------------------------------------------------------------------
Net asset value, end of period                               $1.479    1.394    1.289    1.114
                                                             ------------------------------------
-------------------------------------------------------------------------------------------------
Total return (%)                                               8.38    11.30    16.77    11.37**
-------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                      66,963   57,411   22,553    5,727
-------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 .72      .64      .83     1.01*
-------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .72      .64      .83      .78*
-------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      2.83     2.84     2.77     2.69*
-------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      50       35       67       76*
-------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

*    Annualized

**   Not annualized


                        Kemper Horizon 10+ Portfolio | 31

Kemper Horizon 5 Portfolio

Portfolio Goal

To seek income consistent with capital preservation; growth of capital is a secondary goal.

The Portfolio's Main Strategy

Under normal conditions, the portfolio maintains an asset allocation of approximately 40% equity securities and 60% fixed-income securities.

Fixed-income portion. This portion is divided among government and agency securities, corporate securities, bank obligations and cash equivalents. All of the portfolio's fixed-income securities must be denominated in U.S. dollars, and 90% of the fixed-income portion must be in the top four credit grades, with an average credit quality within the top two credit grades.

Equity portion. Most of this portion is normally invested in common stocks. In choosing U.S. stocks, the managers use proprietary models to rank stocks according to book value, earnings per share, expected earnings growth and other factors. The model uses the same criteria for all stocks, but ranks growth stocks and value stocks separately. Based on market, economic and other factors, the managers determine their desired mix of growth and value stocks (between 40% and 60% of each) and choose stocks from among the top-ranked in each category.

In choosing foreign stocks, the managers generally focus on established companies in countries with developed economies, although the portfolio can invest in stocks of any size and from any country.

Allocation adjustments

While the managers expect that, over time, the portfolio's actual allocations will average out to be similar to its target allocations, the actual allocations may be different from the target allocations at any given time. This is because the managers may adjust the portfolio's actual allocations in seeking to take advantage of current or expected market conditions, or to manage risk.

The Main Risks Of Investing In The Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The portfolio is affected by how bond markets perform. Bonds could be hurt by rises in market interest rates. (As a rule, a 1% rise in interest rates means a 1% decline in value for every year of duration.) Some bonds could be paid off earlier than expected if interest rates decline. With mortgage- or asset-backed securities, any unexpected behavior in interest rates could increase the volatility of the portfolio's share price and yield. Corporate bonds could perform less well than other types of bonds in a weak economy.

The portfolio is also affected by how stock markets perform -- something that depends on many influences, including economic, political and demographic trends. When stock prices fall, the value of your investment is likely to fall as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. Stock risks tend to be greater with smaller companies.

Foreign stocks tend to be more volatile than their U.S. counterparts. There is also the risk with foreign investments that changing currency rates could add to market losses or reduce market gains. These risks tend to be greater in emerging markets.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies, the attractiveness of asset classes or other matters

o    a bond could fall in credit quality or go into default

o at times, it could be hard to value some investments or to get an attractive price for them

Investors who are about five years away from their financial goals, or who want a portfolio that takes a more conservative asset allocation, may want to consider this portfolio.

                         32 | Kemper Horizon 5 Portfolio

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has two broad-based market indices (which, unlike the portfolio, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                                12.70      10.00       4.86
--------------------------------------------------------------------------------
                                                 1997       1998       1999
--------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)

                         Since 12/31/97        Since 5/1/96
                             1 Year         Life of Portfolio
----------------------------------------------------------------
Portfolio                     4.86%               10.06%

Index 1                      21.04                26.78

Index 2                      -2.15                 6.21
----------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Lehman Brothers Government/Corporate Bond Index, an unmanaged index comprised of intermediate and long-term government and investment-grade corporate debt securities.

The Portfolio Managers

The following people handle the portfolio's day-to-day management:

Robert D. Tymoczko                        Almond G. Goduti
Lead Portfolio Manager                    Portfolio Manager
 o  Began investment career in 1996        o   Began investment career in 1985
 o  Joined the advisor in 1997             o   Joined the advisor in 1996
 o  Joined the portfolio team in 1999      o   Joined the portfolio team in 1999

Shahram Tajbakhsh                         Josephine Chu
Portfolio Manager                         Portfolio Manager
 o  Began investment career in 1991        o   Began investment career in 1996
 o  Joined the advisor in 1996             o   Joined the advisor in 1997
 o  Joined the portfolio team in 1999      o   Joined the portfolio team in 1999


                         Kemper Horizon 5 Portfolio | 33

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Horizon 5 Portfolio


--------------------------------------------------------------------------------------------------
Periods Ended December 31,                                      1999     1998     1997     1996(b)
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $1.305    1.224    1.096    1.000
                                                              ------------------------------------
--------------------------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------------------------
Net investment income (loss)                                    .050(a)  .028     .043     .023
--------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments transactions                                       .009     .093     .095     .073
                                                              ------------------------------------
--------------------------------------------------------------------------------------------------
Total from investment operations                                .059     .121     .138     .096
--------------------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------------------
Net investment income                                          (.030)   (.010)   (.010)      --
--------------------------------------------------------------------------------------------------
Net realized gains (loss) on investment transactions              --    (.030)      --       --
                                                              ------------------------------------
--------------------------------------------------------------------------------------------------
Total distributions                                            (.030)   (.040)   (.010)      --
--------------------------------------------------------------------------------------------------
Net asset value, end of period                                $1.334    1.305    1.224    1.096
                                                              ------------------------------------
--------------------------------------------------------------------------------------------------
Total return (%)                                                4.86    10.00    12.70     9.59**
--------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                       42,630   32,741   14,258    2,534
--------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  .76      .66      .97     1.01*
--------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   .76      .66      .97      .83*
--------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       3.81     3.85     3.63     3.60*
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       33       42       89       13*
--------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

*    Annualized

**   Not annualized


                         34 | Kemper Horizon 5 Portfolio

Kemper Small Cap Growth Portfolio

Portfolio Goal

The portfolio seeks maximum appreciation of investors' capital.

The Portfolio's Main Strategy

The portfolio invests at least 65% of its total assets in small capitalization stocks similar in size to those comprising the Russell 2000 Index.

In choosing stocks, the portfolio managers look for individual companies with a history of revenue growth, effective management and strong balance sheets, among other factors. In particular, the managers seek companies that may benefit from technological advances, new marketing methods and economic and demographic changes.

The managers also consider the economic outlooks for various sectors and industries, typically favoring those where high growth companies tend to be clustered, such as electronics, medical technology, software and specialty retailing.

The managers may favor securities from different industries and companies at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities. The portfolio also may sell securities of companies that have grown in market capitalization above the maximum of the Russell 2000 Index, as necessary to keep focused on smaller companies.

Other investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of its total assets in foreign securities. Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the manager doesn't intend to use them as principal investments, and might not use them at all.

The Main Risks Of Investing In The Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small and mid-size growth company portion of the U.S. stock market. When prices of these stocks decline, you should expect the value of your investment to decline as well. Small stocks tend to be more volatile than stocks of larger companies, in part because small and mid-size companies tend to be less established than larger companies and the valuation of their stocks often depends on future expectations. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    growth stocks could become unpopular

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it might be hard to value some investments or to get an attractive price for them

Investors who are looking to add the growth potential of smaller companies or to diversify a large-cap growth portfolio may want to consider this portfolio.

                     Kemper Small Cap Growth Portfolio | 35

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has three broad-based market indices (which, unlike the portfolio, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                           30.07       28.04      34.20      18.37       34.56
--------------------------------------------------------------------------------
                            1995       1996        1997       1998       1999
--------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)

                   Since 12/31/98       Since 12/31/94        Since 5/2/94
                       1 Year              5 Years         Life of Portfolio
-------------------------------------------------------------------------------
Portfolio              34.56%               28.92%               25.97%

Index 1                21.04                28.56                25.68

Index 2                21.26                16.69                14.68

Index 3                43.09                18.99                16.90
-------------------------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index of 500 widely held common stocks.

Index 2: Russell 2000 Index, an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

Index 3: Russell 2000 Growth Index, an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Portfolio Manager

Jesus A. Cabrera handles the portfolio's day-to-day management. He began his investment career in 1984, joined the advisor in 1999 and began managing the portfolio in 1999.


                     36 | Kemper Small Cap Growth Portfolio

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Small Cap Growth Portfolio


------------------------------------------------------------------------------------------------------
Year Ended December 31,                                    1999      1998    1997     1996     1995
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                     $1.971     1.969   1.677    1.346    1.039
                                                         ---------------------------------------------
------------------------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------------------------
Net investment income (loss)                              (.006)(a)    --    .004     .002     .005
------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments transactions                                  .689      .342    .488     .369     .307
                                                         ---------------------------------------------
------------------------------------------------------------------------------------------------------
Total from investment operations                           .683      .342    .492     .371     .312
------------------------------------------------------------------------------------------------------
Less distributions from
------------------------------------------------------------------------------------------------------
Net investment income                                        --        --   (.010)      --    (.005)
------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                --     (.340)  (.190)   (.040)      --
                                                         ---------------------------------------------
------------------------------------------------------------------------------------------------------
Total distributions                                          --     (.340)  (.200)   (.040)   (.005)
------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $2.654     1.971   1.969    1.677    1.346
                                                         ---------------------------------------------
------------------------------------------------------------------------------------------------------
Total return (%)                                          34.56     18.37   34.20    28.04    30.07
------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                 264,602   208,335 137,415   69,137   35,373
------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)             .71       .70     .71      .75      .87
------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)              .71       .70     .71      .75      .87
------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 (.30)      (.01)    .20      .15      .42
------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 208       276     330      156       81
------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.


                     Kemper Small Cap Growth Portfolio | 37

Kemper Technology Growth Portfolio

Portfolio Goal

The portfolio seeks growth of capital.

The Portfolio's Main Strategy

The portfolio normally invests at least 65% of its total assets in common stocks of U.S. companies in the technology sector. This may include companies of any size that commit at least half of their assets to the technology sector, or derive at least half of their revenues or net income from that sector. Examples of industries within the technology sector are aerospace, electronics, computers/software, medicine/biotechnology, geology and oceanography.

In choosing stocks, the portfolio managers look for companies that have robust and sustainable earnings momentum, large and growing markets, innovative products and services and strong balance sheets, among other factors.

The managers may favor securities from different industries and companies within the technology sector at different times, while still maintaining variety in terms of the industries and companies represented.

The portfolio will normally sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or other investments offer better opportunities.

Other investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of its total assets in foreign securities. Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all.

The Main Risks Of Investing In The Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform. When stock prices decline, you should expect the value of your investment to decline as well. The fact that the portfolio concentrates in one sector increases this risk, because factors affecting this sector affect portfolio performance. For example, technology companies could be hurt by such factors as market saturation, price competition and competing technologies.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. Many technology companies are smaller companies that may have limited business lines and financial resources, making them highly vulnerable to business and economic risks.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    growth stocks could become unpopular

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it might be hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want exposure to a sector that offers attractive long-term growth potential and who can accept above-average risks.

                     38 | Kemper Technology Growth Portfolio

Performance

No performance information is provided because the portfolio does not yet have a full calendar year of operations.

The Portfolio Managers

The following people handle the portfolio's day-to-day management:

James B. Burkart                          Robert L. Horton
Co-lead Portfolio Manager                  o   Began investment career in 1993
 o  Began investment career in 1970        o   Joined the advisor in 1996
 o  Joined the advisor in 1998             o   Joined the portfolio team in 1999
 o  Joined the portfolio team in 1999
                                          Tracy McCormick
Deborah L. Koch                            o   Began investment career in 1980
Co-lead Portfolio Manager                  o   Joined the advisor in 1994
 o  Began investment career in 1985        o   Joined the portfolio team in 1998
 o  Joined the advisor in 1992
 o  Joined the portfolio team in 1999     Virginea Stuart
                                           o   Began investment career in 1995
J. Brooks Dougherty                        o   Joined the advisor in 1996
 o  Began investment career in 1984        o   Joined the portfolio team in 1999
 o  Joined the advisor in 1993
 o  Joined the portfolio team in 1999



Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Technology Growth Portfolio

--------------------------------------------------------------------------------
Period Ended December 31,                                                1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $1.000
                                                                       ---------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss) (a)                                         .005
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments transactions                                                .772
                                                                       ---------
--------------------------------------------------------------------------------
Total from investment operations                                         .777
--------------------------------------------------------------------------------
Net asset value, end of period                                         $1.777
                                                                       ---------
--------------------------------------------------------------------------------
Total return (%)                                                        77.70**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                84,209
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          1.19*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .94*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                 .60*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                34*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1999 (commencement of operations) to December 31, 1999.

*    Annualized

**   Not annualized


                     Kemper Technology Growth Portfolio | 39

Kemper Value+Growth Portfolio

Portfolio Goal

The portfolio seeks growth of capital. A secondary objective of the portfolio is the reduction of risk over a full market cycle compared to a portfolio of only growth stocks or only value stocks.

The Portfolio's Main Strategy

The portfolio normally invests at least 65% of its total assets in U.S. common stocks. Although the portfolio can invest in companies of any size, it mainly chooses stocks from the 1,000 largest companies (as measured by market capitalization). The portfolio manages risk by investing in both growth and value stocks.

While the portfolio's neutral mix is 50% for growth stocks and 50% for value stocks, the managers may shift the portfolio's holdings depending on their outlook, at different times favoring growth stocks or value stocks, while still maintaining variety in terms of the securities, issuers and economic sectors represented. Typically, adjustments in the portfolio's growth/value proportions will be gradual. The allocation to growth or value stocks may be up to 75% at any time.

In choosing growth stocks, the managers look for companies with a history of above-average growth, attractive prices relative to potential growth and sound financial strength, among other factors. With value stocks, the managers look for companies whose stock prices are low in light of earnings, cash flow and other valuation measures, while also considering such factors as dividend growth rates and earnings estimates.

The portfolio normally will sell a stock when the managers believe its price is unlikely to go much higher, its fundamental qualities have deteriorated or to adjust the proportions of its growth and value stocks.

Other investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 25% of its total assets in foreign securities. Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all.

The Main Risks Of Investing In The Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices decline, you should expect the value of your investment to decline as well. Large company stocks may be less risky than shares of smaller companies, but at times may not perform as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

In any given period, either growth stocks or value stocks will generally lag the other; because the portfolio invests in both, it is likely to lag any portfolio that focuses on the type of stock that outperforms during that period, and at times may lag both.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of industries, companies, the relative attractiveness of growth stocks and value stocks or other matters

o foreign securities may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it might be hard to value some investments or to get an attractive price for them

This portfolio is designed for investors with long-term goals who want to gain exposure to both growth and value stocks in a single portfolio.

                       40 | Kemper Value+Growth Portfolio

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has two broad-based market indices (which, unlike the portfolio, have no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                              25.47      20.17       16.52
------------------------------------------------------------------------------
                                               1997       1998       1999
------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)

                         Since 12/31/98        Since 5/1/96
                             1 Year         Life of Portfolio
----------------------------------------------------------------
Portfolio                    16.52%               21.02%

Index 1                      21.04                26.78

Index 2                      20.91                25.98
----------------------------------------------------------------

Index 1: Standard and Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted index of 500 widely held common stocks.

Index 2: Russell 1000 Index, an unmanaged capitalization-weighted price only index comprised of the largest capitalized U.S. companies whose common stocks are traded in the United States.

The Portfolio Managers

The following people handle the portfolio's day-to-day management:



Donald E. Hall                            William J. Wallace
Lead Portfolio Manager                     o   Began investment career in 1981
 o  Began investment career in 1982        o   Joined the advisor in 1987
 o  Joined the advisor in 1982             o   Joined the portfolio team in 1999
 o  Joined the portfolio team in 1999


                       Kemper Value+Growth Portfolio | 41

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Value+Growth Portfolio


-----------------------------------------------------------------------------------------------------
Periods ended December 31,                                         1999     1998     1997     1996(b)
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $1.671    1.425    1.146    1.000
                                                                 ------------------------------------
-----------------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)                                       .008(a)  .008     .012     .008
-----------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments transactions                                          .262     .278     .277     .138
                                                                 ------------------------------------
-----------------------------------------------------------------------------------------------------
Total from investment operations                                   .270     .286     .289     .146
-----------------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------------
Net investment income                                             (.010)      --    (.010)      --
-----------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                     (.035)   (.040)      --       --
                                                                -------------------------------------
-----------------------------------------------------------------------------------------------------
Total distributions                                               (.045)   (.040)   (.010)      --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $1.896    1.671    1.425    1.146
                                                                 ------------------------------------
-----------------------------------------------------------------------------------------------------
Total return (%)                                                  16.52    20.17    25.47    14.60**
-----------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                         172,066  152,321   69,094   10,196
-----------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                     .83      .78      .84     1.01*
-----------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                      .82      .78      .84      .90*
-----------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                           .46      .80      .95      .97*
-----------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         102      102       50       25*
-----------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

*    Annualized

**   Not annualized


                       42 | Kemper Value+Growth Portfolio

Kemper Contrarian Value Portfolio

Portfolio Goal

The portfolio seeks to achieve a high rate of total return.

The Portfolio's Main Strategy

The portfolio normally invests at least 65% in common stocks and other equity securities of large U.S. companies (those with a market value of $1 billion or more) that the portfolio managers believe are undervalued. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). As of December 31, 1999, the companies in which the portfolio invests had a median market capitalization of approximately $14 billion.

The portfolio managers begin by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The managers intend to diversify the portfolio's holdings among sectors and industries, although, depending on their outlook, they may increase or reduce the portfolio's exposure to a given sector or industry.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations for three to four years.

Other investments

While the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all.

The portfolio may also invest up to 20% of its assets in U.S. dollar-denominated American Depositary Receipts.

The Main Risks Of Investing In The Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices decline, you should expect the value of your investment to decline as well. Large company stocks at times may not perform as well as stocks of smaller or middle-size companies. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies.

To the extent that the portfolio concentrates in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    value stocks could become unpopular

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

Investors seeking to diversify a growth-oriented portfolio or add a core holding to a value-oriented portfolio may want to consider this portfolio.

                     Kemper Contrarian Value Portfolio | 43

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the portfolio, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                                30.38      19.26      -10.21
--------------------------------------------------------------------------------
                                                 1997       1998       1999
--------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)

                       Since 12/31/98 1 Year       Since 5/1/96
                                                Life of Portfolio
----------------------------------------------------------------------
Portfolio                    -10.21%                 14.41%

Index                         21.04                  26.78
----------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted measure of 500 widely held common stocks.

The Portfolio Managers

Below are the people who handle the portfolio's day-to-day management:

Thomas F. Sassi                           Frederick L. Gaskin
Lead Portfolio Manager                     o   Began investment career in 1986
 o  Began investment career in 1971        o   Joined the advisor in 1996
 o  Joined the advisor in 1996             o   Joined the portfolio team in 1997
 o  Joined the portfolio team in 1997


                     44 | Kemper Contrarian Value Portfolio

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Contrarian Value Portfolio


-----------------------------------------------------------------------------------------------
Periods Ended December 31,                                   1999     1998     1997     1996(b)
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $1.757    1.518    1.174    1.000
                                                           ------------------------------------
-----------------------------------------------------------------------------------------------
Income from investment operations:
-----------------------------------------------------------------------------------------------
Net investment income (loss)                                 .037(a)  .026     .031     .015
-----------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investments transactions                                   (.194)    .263     .323     .159
                                                           ------------------------------------
-----------------------------------------------------------------------------------------------
Total from investment operations                            (.157)    .289     .354     .174
-----------------------------------------------------------------------------------------------
Less distributions from:
-----------------------------------------------------------------------------------------------
From net investment income                                  (.030)   (.010)   (.010)      --
-----------------------------------------------------------------------------------------------
Net realized gains on investment transactions               (.100)   (.040)      --       --
                                                           ------------------------------------
-----------------------------------------------------------------------------------------------
Total distributions                                         (.130)   (.050)   (.010)      --
-----------------------------------------------------------------------------------------------
Net asset value, end of period                             $1.470    1.757    1.518    1.174
                                                           ------------------------------------
-----------------------------------------------------------------------------------------------
Total return (%)                                           (10.21)   19.26    30.38    17.36**
-----------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-----------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                   237,415  263,775  162,380   21,305
-----------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               .81      .78      .80      .92*
-----------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                .80      .78      .80      .90*
-----------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    2.14     2.02     2.38     2.42*
-----------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    88       57       46       57*
-----------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period of May 1, 1996 (commencement of operations) to December 31, 1996.

*    Annualized

**   Not annualized


                     Kemper Contrarian Value Portfolio | 45

KVS Dreman High Return Equity Portfolio

Portfolio Goal

The portfolio seeks to achieve a high rate of total return.

The Portfolio's Main Strategy

The portfolio normally invests at least 65% of its total assets in common stocks and other equity securities. The portfolio focuses on stocks of large U.S. companies (those with a market value of $1 billion or more) that the portfolio manager believes are undervalued. Although the portfolio can invest in stocks of any economic sector, at times it may emphasize the financial services sector or other sectors (in fact, it may invest more than 25% of total assets in a single sector). As of December 31, 1999, companies in which the portfolio invests had a median market capitalization of approximately $5.13 billion and an average market capitalization of $14 billion.

The portfolio manager begins by screening for stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The manager then compares a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth and income.

The manager assembles the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. The manager may favor securities from different sectors and industries at different times, while still maintaining variety in terms of sectors and industries represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the manager's expectations.

Other investments

The portfolio may invest up to 20% of its total assets in U.S.
dollar-denominated American Depositary Receipts and in securities of foreign companies traded principally in securities markets outside the U.S.

The manager may, but is not required to, use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), particularly exchange-traded stock index futures, which offer the portfolio exposure to future stock market movements without direct ownership of stocks.

The Main Risks Of Investing In The Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. stock market. When large company stock prices decline, you should expect the value of your investment to decline as well. Large company stocks may be less risky than shares of smaller companies, but at times may not perform as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

To the extent that the portfolio concentrates in one or more sectors, any factors affecting those sectors could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Any investments in index futures or other derivatives that don't perform as expected could produce disproportionate losses, potentially costing the portfolio more than it paid for the derivatives themselves.


                  46 | KVS Dreman High Return Equity Portfolio

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    value stocks could become unpopular

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may serve investors with long-term goals who are interested in a large-cap value portfolio that takes moderately higher risks.

Performance

The bar chart shows the total return for the portfolio for its first calendar year of operations, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower.

For context, the table has a broad-based market index (which, unlike the portfolio, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                                                      -11.16
--------------------------------------------------------------------------------
                                                                       1999
--------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)


                               Since 12/31/98               Since 5/4/98
                                   1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                         -11.16%                     -5.28%

Index                              21.04
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted measure of 500 widely held common stocks.

The Portfolio Manager

The portfolio manager is David N. Dreman, founder and chairman of Dreman Value Management. Widely regarded as a leading proponent of value-style investment management, Mr. Dreman began his investment career in 1957 and has managed the portfolio since its inception.


                  KVS Dreman High Return Equity Portfolio | 47

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

KVS Dreman High Return Equity Portfolio

-------------------------------------------------------------------------------
Periods Ended December 31,                                      1999     1998(b)
-------------------------------------------------------------------------------
Net asset value, beginning of period                          $1.028    1.000
                                                              -----------------
-------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------
Net investment income (loss)                                    .026(a)  .008
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                       (.138)    .020
                                                              -----------------
-------------------------------------------------------------------------------
Total from investment operations                               (.112)    .028
-------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------
Net investment income                                          (.010)      --
-------------------------------------------------------------------------------
Net realized gains on investment transactions                  (.010)      --
                                                              -----------------
-------------------------------------------------------------------------------
Total distributions                                            (.020)      --
-------------------------------------------------------------------------------
Net asset value, end of period                                $ .896    1.028
                                                              -----------------
-------------------------------------------------------------------------------
Total return (%)                                              (11.16)    2.80**
-------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                      113,448   59,294
-------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  .86     1.20*
-------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   .86      .87*
-------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       2.57     2.77*
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       24        5*
-------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

*    Annualized

**   Not annualized


                  48 | KVS Dreman High Return Equity Portfolio

Kemper Small Cap Value Portfolio

Portfolio Goal

The portfolio seeks long-term capital appreciation.

The Portfolio's Main Strategy

The portfolio normally invests at least 65% of its total assets in undervalued common stocks of small U.S. companies, which the portfolio defines as companies that are similar in market value to those in the Russell 2000 Index ($1.4 billion or less as of December 31, 1999).

The portfolio managers begin by screening for small companies whose stock prices appear low relative to other companies in the same sector (rather than on an absolute basis). A quantitative stock valuation model compares each company's stock price to the company's earnings, book value, sales and other measures of performance potential. The managers also look for factors that may signal a rebound for a company, whether through a recovery in its markets, a change in business strategy or other factors.

The managers then assemble the portfolio's investments from among the qualifying stocks, using portfolio optimization software that combines information about the potential return and risks of each stock.

The managers diversify the portfolio's investments among many companies (typically over 150), and expect to keep the portfolio's sector weightings similar to those of the overall small-cap market.

The portfolio normally will sell a stock when it no longer qualifies as a small company, when it is no longer considered undervalued or when the managers believe other investments offer better opportunities.

Other investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 20% of its total assets in securities of companies in the form of U.S. dollar-denominated American Depositary Receipts. Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments, and might not use them at all.

The Main Risks Of Investing In The Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the small company portion of the U.S. stock market. When small company stock prices decline, you should expect the value of your investment to decline as well. Small company stocks tend to be more volatile than stocks of larger companies, in part because small companies tend to be less established than larger companies and more vulnerable to competitive challenges and bad economic news. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks.
These may affect single companies as well as groups of companies.

To the extent that the portfolio focuses on a given sector, any factors affecting that sector could affect portfolio securities. For example, the emergence of new technologies could hurt electronics or medical technology companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    value stocks could become unpopular

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may make sense for investors who are interested in small-cap market exposure through a portfolio that takes moderate risks.

                      Kemper Small Cap Value Portfolio | 49

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the portfolio, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                               21.74      -11.25      2.80
-------------------------------------------------------------------------------
                                                1997       1998       1999
-------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)


                       Since 12/31/98 1 Year       Since 5/1/96
                                                Life of Portfolio
----------------------------------------------------------------------
Portfolio                      2.80%                  3.42%

Index                         21.26                  12.12
----------------------------------------------------------------------

Index: The Russell 2000 Index, a capitalization-weighted price only index which is comprised of 2000 of the smallest stocks (on the basis of capitalization) in the Russell 3000 Index.

The Portfolio Managers

Below are the people who handle the portfolio's day-to-day management:

James M. Eysenbach                        Calvin S. Young
Lead Portfolio Manager                     o   Began investment career in 1988
 o  Began investment career in 1984        o   Joined the advisor in 1990
 o  Joined the advisor in 1991             o   Joined the portfolio team in 1999
 o  Joined the portfolio team in 1999


                      50 | Kemper Small Cap Value Portfolio

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in a portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Small Cap Value Portfolio


------------------------------------------------------------------------------------------------
Periods Ended December 31,                                    1999     1998     1997     1996(b)
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $1.065    1.227    1.019    1.000
                                                            ------------------------------------
------------------------------------------------------------------------------------------------
Income from investment operations:
------------------------------------------------------------------------------------------------
Net investment income (loss)                                  .007(a)  .009     .012     .013
------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                      .023    (.141)    .206     .006
                                                            ------------------------------------
------------------------------------------------------------------------------------------------
Total from investment operations                              .030    (.132)    .218     .019
------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------
Net investment income                                        (.010)      --    (.010)      --
------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                   --    (.030)      --       --
                                                            ------------------------------------
------------------------------------------------------------------------------------------------
Total distributions                                          (.010)   (.030)   (.010)      --
------------------------------------------------------------------------------------------------
Net asset value, end of period                              $1.085    1.065    1.227    1.019
                                                            ------------------------------------
------------------------------------------------------------------------------------------------
Total return (%)                                              2.80   (11.25)   21.73     1.86**
------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     95,193  102,009   76,108   13,307
------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                .84      .80      .84      .92*
------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 .83      .80      .84      .90*
------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      .69     1.15     1.18     2.23*
------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                     72       43       22       61*
------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1996 (commencement of operations) to December 31, 1996.

*    Annualized

**   Not annualized


                      Kemper Small Cap Value Portfolio | 51

KVS Dreman Financial Services Portfolio

Portfolio Goal

The portfolio seeks to provide long-term capital appreciation.

The Portfolio's Main Strategy

The portfolio normally invests at least 65% of its total assets in equity securities (mainly common stocks) of financial services companies. This may include companies of any size that commit at least half of their assets to the financial services sector, or derive at least half of their revenues or net income from that sector. The major types of financial services companies are banks, insurance companies, savings and loans, securities brokerage firms and diversified financial companies.

The portfolio managers begin by screening for financial services stocks whose price-to-earnings ratios are below the average for the S&P 500 Index. The managers then compare a company's stock price to its book value, cash flow and yield, and analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. The portfolio invests principally in companies in the financial services sector believed by the portfolio manager to be undervalued.

The managers assemble the portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various financial industries. The manager may favor securities from different industries in the financial sector at different times, while still maintaining variety in terms of industries and companies represented.

The portfolio normally will sell a stock when it reaches a target price, its fundamental factors have changed or it has performed below the managers' expectations.

Other investments

While the portfolio invests mainly in U.S. stocks, it could invest up to 30% of total assets in foreign securities, and up to 35% of total assets in investment-grade debt securities. Also, while the portfolio is permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments and might not use them at all.

The Main Risks Of Investing In The Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform, and in this case, financial services stocks. When stock prices decline, you should expect the value of your investment to decline as well. The fact that the portfolio focuses on a single sector increases this risk, because factors affecting that sector could affect portfolio performance. For example, financial services companies could be hurt by such factors as changing government regulations, increasing competition and interest rate movements.

Similarly, because the portfolio isn't diversified and can invest a larger percentage of assets in a given company than a diversified mutual fund, factors affecting that company could affect the portfolio's performance. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of companies, industries, economic trends or other matters

o    value stocks could become unpopular

o foreign stocks may be more volatile than their U.S. counterparts, for reasons such as currency fluctuations and political and economic uncertainty

o the bond portion of the portfolio could be hurt by rising interest rates or declines in credit quality

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

This portfolio may be appropriate for long-term investors who want to gain exposure to the financial services sector and can accept the above-average risks of a sector-specific investment.

                  52 | KVS Dreman Financial Services Portfolio

Performance

The bar chart shows the total return for the portfolio for its first calendar year of operations, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower.

For context, the table has a broad-based market index (which, unlike the portfolio, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                                                      -5.05
--------------------------------------------------------------------------------
                                                                       1999
--------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)

                                   Since 12/31/98               Since 5/4/98
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                             -5.05%                      -4.37%

Index                                 21.04
--------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted measure of 500 widely held common stocks.

The Portfolio Manager

The portfolio manager is David N. Dreman, founder and chairman of Dreman Value Management, the portfolio's subadvisor. Widely regarded as a leading proponent of value-style investment management, Mr. Dreman began his investment career in 1957 and has managed the portfolio since its inception.


                  KVS Dreman Financial Services Portfolio | 53

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

KVS Dreman Financial Services Portfolio

--------------------------------------------------------------------------------
Periods Ended December 31,                                     1999     1998(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                         $ .978    1.000
                                                             -------------------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss)                                   .018(a)  .004
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                      (.067)   (.026)
                                                             -------------------
--------------------------------------------------------------------------------
Total from investment operations                              (.049)   (.022)
--------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------
From net investment income                                    (.005)      --
--------------------------------------------------------------------------------
Net asset value, end of period                               $ .924     .978
                                                             -------------------
--------------------------------------------------------------------------------
Total return (%)                                              (5.05)   (2.20)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                      27,319   15,516
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                1.04     1.73*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  .99      .99*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      1.75     1.29*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      13        6*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 4, 1998 (commencement of operations) to December 31, 1998.

*    Annualized

**   Not annualized


                  54 | KVS Dreman Financial Services Portfolio

Kemper Strategic Income Portfolio

(formerly, Kemper Global Income Portfolio)

Portfolio Goal

The portfolio seeks high current return.

The Portfolio's Main Strategy

The portfolio invests mainly in bonds issued by U.S. and foreign corporations and governments. The portfolio may invest up to 50% of total assets in foreign bonds, including emerging market issuers.

In deciding which types of securities to buy and sell, the portfolio managers evaluate each major type of security the portfolio invests in -- U.S. junk bonds, investment-grade corporate bonds, emerging markets securities, foreign government bonds and U.S. government and agency securities. The managers typically consider a number of factors, including the relative attractiveness of different types of securities, the potential impact of interest rate movements, the outlook for various types of foreign bonds (including currency considerations) and the relative yields and risks of bonds of various maturities.

The managers may shift the proportions of the portfolio's holdings, favoring different types of securities at different times, while still maintaining variety in terms of the issuers and industries represented.

The managers may adjust the duration (a measure of sensitivity to interest rate movements) of the portfolio, depending on their outlook for interest rates.

Credit quality policies

The credit quality of the portfolio's investments may vary; the portfolio may invest up to 100% of total assets in either investment-grade bonds or in junk bonds, which are those below the fourth credit grade (i.e., grade BB/Ba and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and higher risk of default on payments of interest or principal.

The Main Risks Of Investing In The Portfolio

There are several factors that could reduce the yield you get from the portfolio, cause you to lose money, or make the portfolio perform less well than other investments.

For this portfolio, the main risk factor will vary depending on the portfolio's weighting of various types of securities. To the extent that the portfolio invests in junk bonds, one of the main risk factors is the economy. Because the companies that issue high yield bonds may be in uncertain financial health, the prices of their bonds can be more vulnerable to bad economic news or even the expectation of bad news, than investment-grade bonds. In some cases, bonds may decline in credit quality or go into default. Also, negative corporate news may have a significant impact on individual bond prices.

To the extent that the portfolio invests in higher quality bonds, a major factor is market interest rates. A rise in interest rates generally means a fall in bond prices -- and, in turn, a fall in the value of your investment. An increase in the portfolio's duration could make the portfolio more sensitive to this risk.

Foreign securities tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. To the extent the portfolio emphasizes emerging markets where these risks are greater, it takes on greater risk.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, issuers, industries or other matters

o    currency fluctuations could cause foreign investments to lose value

o some bonds could be paid off earlier than expected, which could hurt the portfolio's performance

o at times, it could be hard to value some investments or to get an attractive price for them

Investors looking for a bond portfolio that emphasizes different types of bonds depending on market and economic outlooks may want to invest in this portfolio.


                     Kemper Strategic Income Portfolio | 55

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For comparison, the table has a broad-based market index (which, unlike the portfolio, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year*

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                                           10.98       -5.85
--------------------------------------------------------------------------------
                                                            1998       1999
--------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)*

                                   Since 12/31/98               Since 5/1/97
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                             -5.85%                       2.74%

Index                                 -4.27                        5.87
--------------------------------------------------------------------------------

Index: The Salomon Brothers World Government Bond Index is an unmanaged index comprised of government bonds from eighteen countries (United States, Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Switzerland, Denmark, Austria, Belgium, Finland, Ireland, Italy, Portugal, Spain and Sweden) with maturities greater than one year.

* Prior to May 1, 2000 the portfolio was named Kemper Global Income Portfolio and operated with a different objective and investment policies. Performance may have been different if the portfolio's current policies were in effect.

The Portfolio Managers

The following people handle the portfolio's day-to-day management:

J. Patrick Beimford                        M. Isabel Saltzman
Lead Portfolio Manager                      o   Began investment career in 1981
 o  Began investment career in 1976         o   Joined the advisor in 1990
 o  Joined the advisor in 1976              o   Joined the fund team in 1999
 o  Joined the fund team in 1996
                                           Richard L. Vandenberg
Robert S. Cessine                           o   Began investment career in 1973
 o  Began investment career in 1982         o   Joined the advisor in 1996
 o  Joined the advisor in 1993              o   Joined the fund team in 1999
 o  Joined the fund team in 1994

Daniel J. Doyle
 o   Began investment career in 1984
 o   Joined the advisor in 1986
 o   Joined the fund team in 1999


                  56 | KVS Dreman Financial Services Portfolio

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Strategic Income Portfolio


--------------------------------------------------------------------------------------
Periods Ended December 31,                                   1999     1998     1997(b)
--------------------------------------------------------------------------------------
Net asset value, beginning of period                       $1.109    1.029    1.000
                                                           ---------------------------
--------------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------------
Net investment income (loss)                                 .047(a)  .024     .036
--------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                    (.110)    .086    (.007)
                                                           ---------------------------
--------------------------------------------------------------------------------------
Total from investment operations                            (.063)    .110     .029
--------------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------------
Net investment income                                       (.040)   (.020)      --
--------------------------------------------------------------------------------------
Net realized gains on investment transactions               (.020)   (.010)      --
                                                           ---------------------------
--------------------------------------------------------------------------------------
Total distributions                                         (.060)   (.030)      --
--------------------------------------------------------------------------------------
Net asset value, end of period                             $ .986    1.109    1.029
                                                           ---------------------------
--------------------------------------------------------------------------------------
Total return (%)                                            (5.85)   10.98     2.87**
--------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     5,599    5,023    2,145
--------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)              1.03     1.08     1.10*
--------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)               1.01     1.08     1.10*
--------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                    4.57     4.32     5.36*
--------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   212      330      290*
--------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 1, 1997 (commencement of operations) to December 31, 1997.

*    Annualized

**   Not annualized


                  KVS Dreman Financial Services Portfolio | 57

Kemper Global Blue Chip Portfolio

Portfolio Goal

The portfolio seeks long-term capital growth.

The Portfolio's Main Strategy

The portfolio invests at least 65% of its total assets in common stocks and other equities of "blue chip" companies throughout the world. These are large, well known companies that typically have an established earnings and dividends history, extensive financial resources, solid positions in their industries and strong management. Although the portfolio may invest in any country, it primarily focuses on countries with developed economies (including the U.S.).

In choosing stocks, the portfolio managers look for those blue-chip companies that appear likely to benefit from global economic trends or have promising new technologies or products. The managers also consider a stock's valuation, and may invest in companies whose stocks appear low compared to other measures of value as well as stocks whose prices are not low but appear reasonable in light of their business prospects.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio normally will sell a stock when the managers believe it has reached its fair value, when its fundamental factors have changed or when adjusting its exposure to a given country or industry.

Other investments

While the portfolio invests mainly in developed countries, it may invest up to 15% of total assets in debt or equity securities of developing or emerging markets, including closed-end investment companies that invest primarily in emerging market debt securities.

The Main Risks Of Investing In The Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how U.S. and foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When U.S. and foreign stock prices decline, especially prices of large company stocks, you should expect the value of your investment to decline as well.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Large company stocks may be less risky than smaller company stocks, but at times may not perform as well. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

If you are interested in large-cap stocks and want to look beyond U.S. markets, this portfolio could be suitable for you.

                     58 | Kemper Global Blue Chip Portfolio

Performance

The bar chart shows the total return for the portfolio for its first calendar year of operations, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For context, the table has a broad-based market index (which, unlike the portfolio, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                                                       26.70
--------------------------------------------------------------------------------
                                                                       1999
--------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)

                            Since 12/31/98               Since 5/5/98
                                1 Year                 Life of Portfolio
------------------------------------------------------------------------------
Portfolio                       26.70%                      13.86%

Index                           21.04
------------------------------------------------------------------------------

Index: Standard & Poor's 500 Composite Stock Price Index (S&P 500), an unmanaged capitalization-weighted measure of 500 widely held common stocks.

The Portfolio Managers

The following people handle the portfolio's day-to-day management:

Diego Espinosa                            William E. Holzer
Lead Portfolio Manager                     o   Began investment career in 1970
 o  Began investment career in 1991        o   Joined the advisor in 1980
 o  Joined the advisor in 1996             o   Joined the portfolio team in 1998
 o  Joined the portfolio team in 1998

Nicholas Bratt
 o   Began investment career in 1974
 o   Joined the advisor in 1976
 o   Joined the portfolio team in 1998


                     Kemper Global Blue Chip Portfolio | 59

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper Global Blue Chip Portfolio

--------------------------------------------------------------------------------
Periods Ended December 31,                                      1999     1998(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                          $ .979    1.000
                                                              ------------------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss)                                    .004(a)  .003
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                        .257    (.024)
                                                              ------------------
--------------------------------------------------------------------------------
Total from investment operations                                .261    (.021)
--------------------------------------------------------------------------------
Less distributions from:
--------------------------------------------------------------------------------
Net investment income                                          (.003)      --
--------------------------------------------------------------------------------
Total distributions                                            (.003)      --
--------------------------------------------------------------------------------
Net asset value, end of period                                $1.237     .979
                                                              ------------------
Total return (%)                                               26.70    (2.10)**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                       17,409    3,584
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                 3.47    12.32*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                  1.56     1.56*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                        .39      .91*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       65       67*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

*    Annualized

**   Not annualized


                     60 | Kemper Global Blue Chip Portfolio

Kemper New Europe Portfolio

(formerly, Kemper International Growth and Income Portfolio)

Portfolio Goal

The portfolio seeks long-term capital appreciation.

The Portfolio's Main Strategy

The portfolio invests at least 65% of total assets in European common stocks and other equities (equities that are traded mainly on European markets or are issued by companies that are based in Europe or do more than half of their business there). The portfolio generally focuses on common stocks of companies in the more established markets of Western and Southern Europe such as Finland, Germany, France, Italy, Spain and Portugal.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies with new or dominant products or technologies, among other factors.

Growth orientation. The managers look for stocks that seem to offer the potential for sustainable above-average growth of revenues or earnings relative to each stock's own market and whose market prices are reasonable in light of their potential growth.

Top-down analysis. The managers consider the outlook for economic, political, industrial and demographic trends and how they may affect various countries, sectors and industries represented.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio will normally sell a stock when it has reached a target price, the managers believe other investments offer better opportunities or when adjusting its exposure to a given country or industry.

Other investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may invest up to 20% of total assets in European debt securities of any credit quality, including junk bonds (i.e., grade BB and below). Compared to investment-grade bonds, junk bonds may pay higher yields and have higher volatility and risk of default.

The Main Risks Of Investing In The Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how European stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When European stock prices fall, you should expect the value of your investment to fall as well.

The fact that the portfolio focuses on a single geographical region could affect portfolio performance. For example, European companies could be hurt by such factors as regional economic downturns or difficulties with the European Economic and Monetary Union (EMU). Eastern European companies can be very sensitive to political and economic developments. Foreign stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.


                        Kemper New Europe Portfolio | 61

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o    growth stocks may be out of favor for certain periods

o bond investments could be hurt by rising interest rates or declines in credit quality

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This fund may appeal to investors who seek long-term growth and want to gain exposure to Europe's established markets.

Performance

The bar chart shows the total return for the portfolio for its first calendar year of operations, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower.

For context, the table has a broad-based market index (which, unlike the portfolio, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year*

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

                                                                       14.09
--------------------------------------------------------------------------------
                                                                       1999
--------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)*

                                   Since 12/31/98               Since 5/5/98
                                       1 Year                 Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                              14.09%                       2.40%

Index                                  26.96
--------------------------------------------------------------------------------

Index: The EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

* On May 1, 2000, the portfolio changed its name, goal and investment strategy. The portfolio sought both growth and income and did not focus on the European region. Performance may have been different if the portfolio's current policies had been in effect.


                        62 | Kemper New Europe Portfolio

The Portfolio Managers

The following people handle the portfolio's day-to-day management:

Carol L. Franklin                           Joan R. Gregory
Lead Portfolio Manager                       o   Began investment career in 1989
 o  Began investment career in 1975          o   Joined the advisor in 1992
 o  Joined the advisor in 1981               o   Joined the fund team in 2000
 o  Joined the fund team in 2000
                                            Marc Slendebroek
Nicholas Bratt                               o   Began investment career in 1990
 o  Began investment career in 1974          o   Joined the advisor in 1994
 o  Joined the advisor in 1976               o   Joined the fund team in 2000
 o  Joined the fund team in 2000



Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolios' annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper New Europe Portfolio

-------------------------------------------------------------------------------
Periods Ended December 31,                                    1999     1998(b)
-------------------------------------------------------------------------------
Net asset value, beginning of period                        $ .912    1.000
                                                            -------------------
-------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------
Net investment income (loss)                                  .013(a)  .003
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                      .115    (.091)
                                                            -------------------
-------------------------------------------------------------------------------
Total from investment operations                              .128    (.088)
-------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------
Net investment income                                        (.005)      --
-------------------------------------------------------------------------------
Total distributions                                          (.005)      --
-------------------------------------------------------------------------------
Net asset value, end of period                              $1.035     .912
                                                            -------------------
-------------------------------------------------------------------------------
Total return (%)                                             14.09    (8.80)**
-------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                      6,677    3,003
-------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)               4.30    19.55*
-------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                1.10     1.13*
-------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                     1.44     1.13*
-------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    146      100*
-------------------------------------------------------------------------------


(a)  Based on monthly average shares outstanding during the period.

(b) For the period from May 5, 1998 (commencement of operations) to December 31, 1998.

*    Annualized

**   Not annualized


                        Kemper New Europe Portfolio | 63

Kemper International Portfolio

Portfolio Goal

The portfolio seeks total return through a combination of capital growth and income.

The Portfolio's Main Strategy

The portfolio invests at least 80% of total assets in foreign securities (securities issued by foreign-based issuers). The portfolio generally focuses on common stocks of established foreign companies. The portfolio may invest more than 25% of total assets in any given developed country that the manager believes poses no unique investment risk.

In choosing stocks, the portfolio managers use a combination of three analytical disciplines:

Bottom-up research. The managers look for individual companies that have sound financial strength, good business prospects and strong competitive positioning and above-average earnings growth, among other factors.

Top-down analysis. The managers consider the economic outlooks for various countries and geographical areas, favoring those they believe have sound economic conditions and open markets.

Analysis of global themes. The managers look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries and industries represented.

The portfolio normally will sell a stock when the managers believe it has reached its fair value, its underlying investment theme has matured or the reasons for originally investing no longer apply.

Other investments

The portfolio may also invest in debt securities, convertible securities, preferred stocks, bonds, notes and other debt securities of companies and futures contracts.

The Main Risks Of Investing In The Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices decline, you should expect the value of your investment to decline as well.

Foreign stocks may at times be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains.

Other factors that could affect performance include:

o the managers could be wrong in their analysis of economic trends, countries, industries, companies or other matters

o bond investments could be hurt by rising interest rates or declines in credit quality

o    derivatives could produce disproportionate losses

o at times, it could be hard to value some investments or to get an attractive price for them

Investors who are looking for a broadly diversified international portfolio may want to consider this portfolio.

                       64 | Kemper International Portfolio

Performance

The bar chart shows how the total returns for the portfolio have varied from year to year, which may give some idea of risk. The chart doesn't reflect sales loads and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option; if it did, returns would be lower. The table shows how the portfolio's returns over different periods average out.

For comparison, the table has a broad-based market index (which, unlike the portfolio, has no fees or expenses). All figures on this page assume reinvestment of dividends and distributions. As always, past performance is no guarantee of future results.

Annual Total Returns (%) as of 12/31 each year

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

       32.79      -3.59      12.83       16.49       9.46      10.02       45.71
--------------------------------------------------------------------------------
       1993        1994       1995       1996        1997       1998       1999
--------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

Year-to-date Total Return as of 3/31/2000: 0.00%

Average Annual Total Returns (as of 12/31/1999)

                       Since 12/31/98       Since 12/31/94        Since 1/6/92
                           1 Year              5 Years         Life of Portfolio
--------------------------------------------------------------------------------
Portfolio                45.71%               18.19%               14.42%

Index                    26.96                11.22                11.36
--------------------------------------------------------------------------------

Index: The EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

The Portfolio Managers

The following people handle the portfolio's day-to-day management:

Irene Cheng                               Marc Slendebroek
Lead Portfolio Manager                     o   Began investment career in 1990
 o  Began investment career in 1985        o   Joined the advisor in 1994
 o  Joined the advisor in 1993             o   Joined the portfolio team in 1998
 o  Joined the portfolio team in 1999


                       Kemper International Portfolio | 65

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

Kemper International Portfolio


---------------------------------------------------------------------------------------------------------
Years Ended December 31,                                      1999     1998     1997     1996     1995
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $1.700     1.615   1.564    1.371    1.244
                                                            ---------------------------------------------
---------------------------------------------------------------------------------------------------------
Income from investment operations:
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                .007(a)     .017    .011     .011     .018
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                    .673      .148    .130     .212     .139
                                                            ---------------------------------------------
---------------------------------------------------------------------------------------------------------
Total from investment operations                              .680      .165    .141     .223     .157
---------------------------------------------------------------------------------------------------------
Less distributions from:
---------------------------------------------------------------------------------------------------------
Net investment income                                       (.020)    (.020)  (.020)   (.020)   (.010)
---------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions               (.215)    (.060)  (.070)   (.010)   (.020)
                                                             ---------------------------------------------
---------------------------------------------------------------------------------------------------------
Total distributions                                         (.235)    (.080)  (.090)   (.030)   (.030)
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $2.145     1.700   1.615    1.564    1.371
                                                            ---------------------------------------------
---------------------------------------------------------------------------------------------------------
Total return (%)                                             45.71     10.02    9.46    16.49    12.83
---------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                     251,631   213,199 200,046  163,475  134,481
---------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                .94       .93     .91      .96      .92
---------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 .94       .93     .91      .96      .92
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      .40       .96     .71      .89     1.39
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                    136        90      79       87      126
---------------------------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.


                       66 | Kemper International Portfolio

KVS Index 500 Portfolio

Portfolio Goal

The portfolio seeks returns that, before expenses, correspond to the total return of U.S. common stocks as represented by the Standard & Poor's 500 Composite Stock Price Index.

The Portfolio's Main Strategy

The portfolio pursues its goal by normally investing at least 80% of its total assets in common stocks of the large U.S. companies that comprise the index.

In choosing stocks, the portfolio uses an indexing strategy, seeking to approximate the risk and return of the S&P 500 Index. To do this, the portfolio managers use a statistical process to select stocks whose performance as a group is expected to be very close to that of the index. The portfolio may avoid a stock if the managers believe it could be difficult to sell or if the company has suffered unusual declines. The portfolio seeks to keep the composition of its portfolio similar to the index in industry distribution, market capitalization and significant fundamental characteristics (such as price-to-book ratios and dividend yields). Over the long term, the portfolio managers seek a correlation between the performance of the portfolio, before expenses, and the index, of 98% or better. A figure of 100% would indicate perfect correlation.

Because the portfolio incurs expenses that the index does not have, and does not invest in all of the stocks in the index, its long term performance is likely to be slightly lower or higher than that of the index.

The portfolio normally will sell a stock when it is removed from the index or as a result of its statistical process.

Other investments

Although most of the portfolio's investments are common stocks, the portfolio also may invest up to 20% of its total assets in stock index futures and options, as well as short-term debt securities. The portfolio typically invests new flows of money in index futures in order to gain immediate exposure to the index.

The Main Risks Of Investing In The Portfolio

There are several risk factors that could hurt the portfolio's performance, cause you to lose money or make the portfolio perform less well than other investments.

As with most stock funds, the most important factor with this portfolio is how stock markets perform -- in this case, the large company portion of the U.S. market. When large company stock prices decline, you should expect the value of your investment to decline as well. Large company stocks may be less risky than shares of smaller companies, but at times may not perform as well either. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

The portfolio's index strategy involves several risks. Because the portfolio is designed to reflect the performance of the index, it does not actively manage losses in a market downturn. The portfolio could underperform the index during short periods or over the long term, either because its selection of stocks failed to track the index or because of the effects of expenses or shareholder transactions.

Other factors that could affect performance include:

o    derivatives could produce disproportionate losses

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio is designed for long-term investors who want a portfolio that is designed to avoid substantially underperforming the overall large-cap stock market.


                          KVS Index 500 Portfolio | 67

Performance

No performance is provided because the portfolio does not yet have a full calendar year of operations.

The Portfolio Manager

The portfolio's subadvisor is Bankers Trust Company. The portfolio manager is James A. Creighton. Mr. Creighton joined Bankers Trust Company in ____ and began day-to-day management of the portfolio in 1999.

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

KVS Index 500 Portfolio

--------------------------------------------------------------------------------
Period Ended December 31,                                                1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $1.000
                                                                       ---------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss) (a)                                         .010
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                                 .086
                                                                       ---------
--------------------------------------------------------------------------------
Total from investment operations                                         .096
--------------------------------------------------------------------------------
Net asset value, end of period                                         $1.096
                                                                       ---------
--------------------------------------------------------------------------------
Total return (%)                                                         9.55**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                32,333
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                           .84*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                            .55*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                3.72*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 1*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from September 1, 1999 (commencement of operations) to December 31, 1999.

*    Annualized

**   Not annualized


                           68 | KVS Index 500 Portfolio

KVS Focused Large Cap Growth Portfolio

Portfolio Goal

The portfolio seeks growth through long-term capital appreciation.

The Portfolio's Main Strategy

The portfolio normally invests at least 65% of its total assets in the equity securities of seasoned, financially strong U.S. growth companies (typically those with a market value of $10 billion or more). Growth stocks are stocks of companies with above-average earnings growth potential. The portfolio uses a "bottom-up" method of analysis based on fundamental research to determine which common stocks to purchase. The portfolio focuses on companies that the portfolio manager considers likely to have long-term returns greater than the average for companies included in the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"). The portfolio seeks companies which have at the time of purchase one or more of the following characteristics:

o earnings-per-share or revenue growth greater than the average of the S&P 500 Index;

o a dominant company in its industry with a sustainable competitive advantage; or

o an exceptional management team with a clearly articulated vision of their company's future.

If the stock price appreciates to a level that the portfolio manager believes is not sustainable, the portfolio generally will sell the stock to realize the existing profits and avoid a potential price correction.

Other investments

To a more limited extent, the portfolio may, but is not required to, utilize other investments and investment techniques that may impact portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

Main Risks Of Investing In The Portfolio

There are market and investment risks with any security. The value of an investment in the portfolio will fluctuate over time and it is possible to lose money invested in the portfolio.

The portfolio's principal risks are associated with investing in the stock market, equity and growth investing, and the investment manager's skill in managing the portfolio.

The portfolio's returns and net asset value will go up and down. Stock market movements will affect the portfolio's share price on a daily basis. Declines in value are possible in both the overall stock market and in the types of securities held by the portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements.

Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the growth stocks the portfolio invests in do not produce the expected earnings growth, their share price may drop and the portfolio's net asset value would decline.

To the extent that the portfolio invests in foreign securities, particularly investments in emerging markets, there are added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.


                   KVS Focused Large Cap Growth Portfolio | 69

The portfolio expects to trade securities actively. This strategy could increase transaction costs, result in taxable capital gains and reduce performance.

The portfolio manager's skill in choosing appropriate investments for the portfolio will determine in large part the portfolio's ability to achieve its investment objective.

Past Performance

No performance information is provided because the portfolio has not yet been in operation for a full calendar year.

The Portfolio Manager

The portfolio's subadvisor is Eagle Asset Management, Inc., St. Petersburg, Florida. The portfolio manager is Ashi Parikh. Mr. Parikh joined Eagle Asset Management, Inc. in 1999 and began day-to-day management of the portfolio in 1999. Prior to 1999 he was employed by an unaffiliated investment advisor.

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

KVS Focused Large Cap Growth Portfolio


--------------------------------------------------------------------------------
Period Ended December 31,                                                1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $1.000
                                                                       ---------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss) (a)                                           --
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                                  .284
                                                                       ---------
--------------------------------------------------------------------------------
Total from investment operations                                         .284
--------------------------------------------------------------------------------
Net asset value, end of period                                         $1.284
                                                                       ---------
--------------------------------------------------------------------------------
Total return (%)                                                        28.40**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                 2,920
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          7.49*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.10*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                (.19)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                               336*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

*    Annualized

**   Not annualized


                   70 | KVS Focused Large Cap Growth Portfolio

KVS Growth and Income Portfolio

Portfolio Goal

The portfolio seeks long-term capital growth and current income.

The Portfolio's Main Strategy

The portfolio's manager applies a "bottom-up" approach in choosing investments. In other words, it looks mostly for equity and income-producing securities that meet its investment criteria one at a time. If the portfolio is unable to find such investments, much of the portfolio's assets may be in cash or similar investments.

The portfolio normally emphasizes investments in common stocks. It normally will invest up to 75% of its total assets in equity securities selected primarily for their growth potential and at least 25% of its total assets in securities the portfolio manager believes have income potential.

The portfolio may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks have the potential to appreciate in value. The portfolio manager generally seeks to identify common stocks of companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries or geographic regions may warrant greater consideration in selecting foreign securities.

The portfolio shifts assets between the growth and income components of its holdings based on the portfolio manager's analysis of relevant market, financial and economic conditions. If the portfolio manager believes that growth securities may provide better returns than the yields then available or expected on income-producing securities, the portfolio will place a greater emphasis on the growth component of its holdings.

The growth component of the portfolio is expected to consist primarily of common stocks, but may also include warrants, preferred stocks or convertible securities selected primarily for their growth potential.

The income component of the portfolio will consist of securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities and all types of debt securities. Equity securities may be included in the income component of the portfolio if they currently pay dividends or if the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid.

Other investments

To a more limited extent, the portfolio may, but is not required to, utilize other investments and investment techniques that may impact portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

In addition, the portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis.


                      KVS Growth and Income Portfolio | 71

The Main Risks Of Investing In The Portfolio

The portfolio's returns and net asset value will go up and down. Stock market movements will affect the portfolio's share price on a daily basis. Declines in value are possible in both the overall stock market and in the types of securities held by the portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the Portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.

Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the growth stocks the portfolio invests in do not produce the expected earnings growth, their share price may drop and the portfolio's net asset value would decline.

To the extent that the portfolio invests in foreign securities, particularly investments in emerging markets, there are added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The portfolio expects to trade securities actively. This strategy could increase transaction costs, result in taxable capital gains and reduce performance.

The investment manager's skill in choosing appropriate investments for the portfolio will determine in large part the portfolio's ability to achieve its investment objective.

Past Performance

No performance information is provided for the portfolio because it has not yet been in operation for a full calendar year.

The Portfolio Manager

The portfolio's subadvisor is Janus Capital Corporation, Denver, Colorado. The portfolio manager is David J. Corkins. Mr. Corkins joined Janus Capital Corporation in 1995 and began day-to-day management of the portfolio in 1999.


                      72 | KVS Growth and Income Portfolio

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

KVS Growth and Income Portfolio


--------------------------------------------------------------------------------
Period Ended December 31,                                                1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $1.000
                                                                       ---------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss) (a)                                           --
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                                 .149
                                                                       ---------
--------------------------------------------------------------------------------
Total from investment operations                                         .149
--------------------------------------------------------------------------------
Net asset value, end of period                                         $1.149
                                                                       ---------
--------------------------------------------------------------------------------
Total return (%)                                                        14.93**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                15,794
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          2.58*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.10*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.05)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                53*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

*    Annualized

**   Not annualized


                      KVS Growth and Income Portfolio | 73

KVS Growth Opportunities Portfolio

Portfolio Goal

The portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital.

The Portfolio's Main Strategy

The portfolio's manager applies a "bottom-up" approach in choosing investments. In other words, it looks for companies with earnings growth potential one at a time. If the portfolio is unable to find investments with earnings growth potential, a significant portion of the portfolio's assets may be in cash or similar investments.

The portfolio invests primarily in common stocks selected for their growth potential. Although the portfolio can invest in companies of any size, it generally invests in larger, more established companies.

The portfolio may invest substantially all of its assets in common stocks if the portfolio manager believes that common stocks will appreciate in value. The portfolio manager generally seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio manager makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Realization of income is not a significant consideration when choosing investments for the portfolio.

The portfolio may invest without limit in foreign securities either indirectly (e.g., depositary receipts) or directly in foreign markets. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, currency exchange rates, and prospects for economic growth among countries, regions or geographic area may warrant greater consideration in selecting foreign securities.

Other investments

To a more limited extent, the portfolio may, but is not required to, utilize other investments and investment techniques that may impact portfolio performance including, but not limited to, options, futures and other derivatives (financial instruments that derive their value from other securities or commodities, or that are based on indices).

In addition, the portfolio may invest in debt securities, indexed/structured securities, high-yield/high-risk bonds (less than 35% of the portfolio's total assets) and securities purchased on a when-issued, delayed delivery or forward commitment basis.

The Main Risks Of Investing In The Portfolio

There are market and investment risks with any security. The value of an investment in the portfolio will fluctuate over time and it is possible to lose money invested in the portfolio.

The portfolio's principal risks are associated with investing in the stock market, equity and growth investing, and the investment manager's skill in managing the portfolio.

The portfolio's returns and net asset value will go up and down. Stock market movements will affect the portfolio's share price on a daily basis. Declines in value are possible in both the overall stock market and in the types of securities held by the portfolio.

An investment in the common stock of a company represents a proportionate ownership interest in that company. Therefore, the portfolio participates in the success or failure of any company in which it holds stock. Compared to other classes of financial assets, such as bonds or cash equivalents, common stocks have historically offered a greater potential for gain on investment. However, the market value of common stocks can fluctuate significantly, reflecting such things as the business performance of the issuing company, investors' perceptions of the company or the overall stock market and general economic or financial market movements. Smaller companies are especially sensitive to these factors and may even become valueless.


                     74 | KVS Growth Opportunities Portfolio

Because of their perceived return potential, growth stocks are typically in demand and tend to carry relatively high prices. Growth stocks generally experience greater share price fluctuations as the market reacts to changing perceptions of the underlying companies' growth potential and broader economic activity. If the growth stocks the portfolio invests in do not produce the expected earnings growth, their share price may drop and the portfolio's net asset value would decline.

To the extent that the portfolio invests in foreign securities, particularly investments in emerging markets, there are added risks due to the possibility of inadequate or inaccurate financial information about companies, potential political disturbances and fluctuations in currency exchange rates. Foreign securities are often thinly traded and could be harder to sell at a fair price generally, or in specific market situations.

The portfolio expects to trade securities actively. This strategy could increase transaction costs, result in taxable capital gains and reduce performance.

The investment manager's skill in choosing appropriate investments for the portfolio will determine in large part the portfolio's ability to achieve its investment objective.

Past Performance

No performance information is provided for the portfolio because it has not yet been in operation for a full calendar year.

The Portfolio Manager

The portfolio subadvisor is Janus Capital Corporation, Denver, Colorado. The portfolio manager is E. Marc Pinto. Mr. Pinto joined Janus Capital Corporation in 1994 and began day-to-day management of the portfolio in 1999.

Financial Highlights

The table below is intended to help you understand the portfolio's financial performance for the period reflected below. Certain information reflects the financial results for a single portfolio share. The total return figures show what a shareholder in the portfolio would have earned (or lost) assuming reinvestment of all distributions. This information has been audited by Ernst & Young LLP whose report, along with the portfolio's financial statements, is included in the portfolio's annual report, which is available upon request by calling Scudder Kemper Investments at 1-800-621-1048.

KVS Growth Opportunities Portfolio

--------------------------------------------------------------------------------
Period Ended December 31,                                                1999(b)
--------------------------------------------------------------------------------
Net asset value, beginning of period                                   $1.000
                                                                       ---------
--------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------
Net investment income (loss) (a)                                           --
--------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
 investment transactions                                                 .164
                                                                       ---------
--------------------------------------------------------------------------------
Total from investment operations                                         .164
--------------------------------------------------------------------------------
Net asset value, end of period                                         $1.164
                                                                       ---------
--------------------------------------------------------------------------------
Total return (%)                                                        16.43**
--------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                17,159
--------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                          2.60*
--------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                           1.10*
--------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                               (.34)*
--------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                 1*
--------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b) For the period from October 29, 1999 (commencement of operations) to December 31, 1999.

*    Annualized

**   Not annualized


                     KVS Growth Opportunities Portfolio | 75

Other Policies And Risks

While the previous pages describe the main points of each portfolio's strategy and risks, there are a few other issues to know about:

o Although major changes tend to be infrequent, each portfolio's Board could change that portfolio's investment goal without seeking shareholder approval.

o As a temporary defensive measure, the portfolios could shift 100% of their assets into investments such as money market securities. This could prevent losses, but would mean the portfolio would not be pursuing its goal.

o Although the managers of all the portfolios except the money market portfolio are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), the managers don't intend to use them as principal investments. With derivatives there is a risk that they could produce disproportionate losses.

o The portfolios may trade securities actively. This strategy could raise transaction costs and lower performance.

o Equity portfolios. These portfolios' equity investments are mainly in common stocks, but may include other types of equities, such as preferred stocks.

o Fixed-income portfolios. Scudder Kemper establishes a securities' credit quality when its buys the security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, a portfolio may use the higher rating. If a security's credit quality falls, the advisor will determine whether selling it would be in the shareholder's best interest.


                                       76 | Other Policies and Risks

About Your Investment

Investment Advisor

Each portfolio retains the investment management firm of Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York, to manage its daily investment and business affairs subject to the policies established by the portfolio's Board. Scudder Kemper Investments, Inc. actively manages the portfolios' investments. Professional management can be an important advantage for investors who do not have the time or expertise to invest directly in individual securities. Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, and private family and individual accounts.

Each portfolio pays the investment manager a monthly investment management fee.

Management fees paid for the most recently completed fiscal year for the portfolios operating at least one year are shown below:



Portfolio Name                        % of Average Net Assets on an Annual Basis
--------------------------------------------------------------------------------

Kemper Money Market Portfolio                                    0.50%

Kemper Government Securities Portfolio                           0.55%

Kemper Investment Grade Bond Portfolio                           0.60%

Kemper High Yield Portfolio                                      0.60%

Kemper Total Return Portfolio                                    0.55%

Kemper Blue Chip Portfolio                                       0.65%

Kemper Growth Portfolio                                          0.60%

Kemper Horizon 20+ Portfolio                                     0.60%

Kemper Horizon 10+ Portfolio                                     0.60%

Kemper Horizon 5 Portfolio                                       0.60%

Kemper Small Cap Growth                                          0.65%

Kemper Value+Growth Portfolio                                    0.75%

Kemper Contrarian Value Portfolio                                0.75%

Kemper Small Cap Value Portfolio                                 0.75%

Kemper Strategic Income Portfolio*                               0.75%

Kemper International Portfolio                                   0.75%

KVS Dreman High Return Equity Portfolio                          0.75%

KVS Dreman Financial Services Portfolio                          0.75%

Kemper Aggressive Growth Portfolio                               0.75%

Kemper Technology Growth Portfolio                               0.75%

Kemper Global Blue Chip Portfolio                                1.00%
--------------------------------------------------------------------------------

* Effective May 1, 2000, the new advisory fee for the Strategic Income Portfolio is 0.65% of average net assets.


                           About Your Investment | 77

KVS Focused Large Cap Growth Portfolio, KVS Growth And Income Portfolio and KVS Growth Opportunities Portfolio each pay the investment manager a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:



Average Daily Net Assets of the Portfolio          Annual Management Fee Rate
--------------------------------------------------------------------------------
$0-$250 million                                             0.950%

$250 million-$500 million                                   0.925%

$500 million-$1 billion                                     0.900%

$1 billion-$2.5 billion                                     0.875%

Over $2.5 billion                                           0.850%
--------------------------------------------------------------------------------

Kemper Index 500 Portfolio pays the investment manager a graduated investment management fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:



Average Daily Net Assets of the Portfolio          Annual Management Fee Rate
--------------------------------------------------------------------------------
$0-$200 million                                              0.45%

$200 million-$750 million                                    0.42%

$750 million-$2 billion                                      0.40%

$2 billion-$5 billion                                        0.38%

Over $5 billion                                              0.35%
--------------------------------------------------------------------------------



The Kemper New Europe Portfolio pays the investment advisor an investment management fee, payable monthly, based on an annual rate of 1% of the average daily net assets of the portfolio.

Subadvisor for Kemper Index 500 Portfolio

Bankers Trust Company, the portfolio's subadvisor, is a New York banking corporation with its principal offices located at 130 Liberty Street, New York, New York. It is a wholly owned subsidiary of Bankers Trust Corporation. On June 4, 1999, Bankers Trust Corporation merged with and into a subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance. Bankers Trust Company will handle day-to-day investment and trading functions for the portfolio under the guidance of the portfolio manager. The subadvisor has managed stock index investments since 1977.

A fee is paid to Banker Trust Company by Scudder Kemper Investments, Inc. and calculated monthly as a percentage of the portfolio's average daily net assets. The rate decreases with successive increases in net assets. The minimum annual fee is set at $100,000, however, the minimum fee does not apply during the portfolio's first year of operations. For its services as subadvisor, Bankers Trust Company will receive a subadvisory fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:



Average Daily Net Assets of the Portfolio          Annual Subadvisor Fee Rate
--------------------------------------------------------------------------------
$0-$200 million                                              0.08%

$550 million-$750 million                                    0.05%

Over $750 million                                           0.025%
--------------------------------------------------------------------------------


                           78 | About Your Investment

Subadvisor for KVS Focused Large Cap Growth Portfolio

Pursuant to a subadvisory agreement with Scudder Kemper Investments, Inc., Eagle Asset Management, Inc., 880 Carillon Parkway, St. Petersburg, Florida, is the subadvisor for the KVS Focused Large Cap Growth Portfolio and receives a fee for its services from Scudder Kemper Investments, Inc. Eagle Asset Management, Inc. manages more than $5.5 billion in assets for institutional, high net worth individuals and subadvisory clients. Eagle Asset Management, Inc. will handle day-to-day investment and trading functions for the KVS Focused Large Cap Growth Portfolio under the guidance of the portfolio manager.

A fee is paid to Eagle Asset Management, Inc. by Scudder Kemper Investments, Inc. and is calculated monthly as a percentage of the portfolio's average daily net assets. The rate decreases with successive increases in net assets. For its services as subadvisor, Eagle Asset Management, Inc. will receive a subadvisory fee based on the average daily net assets of the portfolio, payable monthly, at the annual rates shown below:



Average Daily Net Assets of the Portfolio          Annual Subadvisor Fee Rate
--------------------------------------------------------------------------------
$0-$50 million                                               0.45%

$50 million-$300 million                                     0.40%

Over $300 million                                            0.30%
--------------------------------------------------------------------------------

Prior performance of the Eagle Asset Management Growth Equity Composite

Provided below are historical performance figures representing the total returns for the Eagle Asset Management's Growth Equity Institutional Composite ("Growth Equity Composite"). The Growth Equity Composite is comprised of institutional large cap growth accounts of $2 million or more with respect to which Eagle Asset Management, Inc. has trading discretion which does not include the KVS Focused Large Cap Growth Portfolio. One of the accounts is a registered investment company. The accounts that comprise the Growth Equity Composite have investment objectives, policies and strategies that are substantially similar to those of the KVS Focused Large Cap Growth Portfolio. This information is provided merely to illustrate the past performance of a composite group of similar accounts, as measured against a specified market index, and does not represent the performance of KVS Focused Large Cap Growth Portfolio, which does not yet have a performance record of its own. The information does not reflect charges and fees associated with a separate account that invests in the portfolio or any insurance contract for which KVS Focused Large Cap Growth Portfolio is an investment option. These charges and fees will reduce returns. If KVS Focused Large Cap Growth Portfolio fees and expenses had been used in calculating the Growth Equity Composite's performance, the performance of the composite would have been lower. Investors should not consider this performance data as an indication of future performance of KVS Focused Large Cap Growth Portfolio, the investment manager or the subadvisor to KVS Focused Large Cap Growth Portfolio.

The performance information below is for Growth Equity Composite and is presented net of fees and expenses. Certain of the accounts that comprise the Growth Equity Composite are private accounts, which are not subject to frequent inflows and outflows of assets as are most mutual funds, including KVS Focused Large Cap Growth Portfolio. Such inflows and outflows of assets make it more difficult to manage the portfolio and thus may adversely affect its performance relative to these private accounts. In addition, the private accounts are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the portfolio by the 1940 Act and Subchapter M of the Internal Revenue Code. Consequently, the performance results for the composite could have been lower than what is shown had these private accounts been regulated as registered investment companies under the federal securities laws.


                           About Your Investment | 79

Total returns of the Growth Equity Composite for years ended December 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE


   -9.32     37.44     9.22     17.1     -1.74    27.26     23.57    37.53    37.11     64.12
-------------------------------------------------------------------------------------------------
    1990      1991     1992     1993      1994     1995     1996      1997     1998     1999
-------------------------------------------------------------------------------------------------

Best Quarter: 0.00%, Q0 0000                      Worst Quarter: -0.00%, Q0 0000

The year-to-date total return as of March 31, 2000 was _____%.

Average Annual Total Returns (as of 12/31/1999)


                                  One Year          Five Years         Ten Years
--------------------------------------------------------------------------------
Growth Equity Composite           64.12%                  %                  %

Index                                  %                  %                  %
--------------------------------------------------------------------------------

Index: The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Subadvisor for KVS Growth And Income Portfolio and KVS Growth Opportunities Portfolio

Pursuant to a subadvisory agreement with Scudder Kemper Investments, Inc., Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado, is the subadvisor for the KVS Growth And Income Portfolio and the KVS Growth Opportunities Portfolio and receives a fee for its services from Scudder Kemper Investments, Inc. As of December 31, 1999, Janus Capital Corporation managed more than $248 billion in assets for variable annuities, mutual funds and separately managed institutional accounts. They began serving as investment advisor to Janus Fund in 1970 and currently serve as investment advisor to all of the Janus Funds, act as subadvisor for a number of private-label mutual funds and provide separate account advisory services for institutional accounts. Janus Capital Corporation will handle day-to-day investment and trading functions for the KVS Growth And Income Portfolio and the KVS Growth Opportunities Portfolio under the guidance of the portfolio managers.

A fee is paid to Janus Capital Corporation by Scudder Kemper Investments, Inc. and is calculated monthly as a percentage of the combined average daily net assets of the KVS Growth And Income Portfolio and the KVS Growth Opportunities Portfolio. The rate decreases with successive increases in net assets. For its services as subadvisor, Janus Capital Corporation will receive subadvisory fees based on the combined average daily net assets of the portfolios, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolios         Annual Subadvisor Fee Rate
--------------------------------------------------------------------------------
$0-$100 million                                              0.55%

$100 million-$500 million                                    0.50%

On the balance over $500 million                             0.45%
--------------------------------------------------------------------------------


                           80 | About Your Investment

Prior performance of the Janus Capital's Growth And Income Composite

Provided below are historical performance figures representing the total returns for the Janus Capital's Growth And Income Composite ("Growth And Income Composite"). This composite is comprised of Janus Growth and Income Fund and Janus Aspen Series Growth and Income Fund for which Janus Capital Corporation serves as investment advisor. The accounts that comprise the Growth and Income Composite have investment objectives, policies and strategies that are substantially similar to those of the KVS Growth and Income Portfolio. This information is provided merely to illustrate the past performance of a composite group of similar accounts, as measured against a specified market index, and does not represent the performance of the KVS Growth and Income Portfolio. The information does not reflect charges and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option. These charges and fees will reduce returns. If the portfolio's fees and expenses had been used in calculating the composite's performance, the performance of the composite would have been lower. Investors should not consider this performance data as an indication of future performance of the portfolio, the investment manager or the subadvisor to the portfolio.

The performance information below is for the subadvisor's Growth and Income Composite and is presented net of fees and expenses.

Total returns of the Growth And Income Composite for years ended December 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

       5.34     6.68     -4.88    36.35     26.05    34.67    34.87     51.30
--------------------------------------------------------------------------------
       1992     1993      1994     1995     1996      1997     1998     1999
--------------------------------------------------------------------------------

Best Quarter: 29.28%, Q4 1999                     Worst Quarter: -8.96%, Q3 1998

The year-to-date total return as of March 31, 2000 was _____%.

Average Annual Total Returns (as of 12/31/1999)

                               One Year         Five Years     Since Inception**
--------------------------------------------------------------------------------
Growth And Income Composite      51.30%            36.41%            25.27%

Index                            21.14             27.66             20.36
--------------------------------------------------------------------------------

Index: The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

**   Inception October 1991.


                           About Your Investment | 81

Prior performance of the Janus Capital's Large Cap Growth Composite

Provided below are historical performance figures representing the total returns for the Janus Capital's Large Cap Growth Composite ("Large Cap Growth Composite"). The Large Cap Growth Composite is comprised of institutional large cap accounts of $5 million or more with respect to which Janus Capital Corporation has trading discretion and mutual funds. Prior to 1995, all discretionary accounts are included regardless of asset size, and there has been no restatement of pre-1995 performance. The accounts that comprise the Large Cap Growth Composite have investment objectives, policies and strategies that are substantially similar to those of the KVS Growth Opportunities Portfolio. This information is provided merely to illustrate the past performance of a composite group of similar accounts, as measured against a specified market indices, and does not represent the performance of the KVS Growth Opportunities Portfolio. The information does not reflect charges and fees associated with a separate account that invests in the portfolio or any insurance contract for which the portfolio is an investment option. These charges and fees will reduce returns. If the KVS Growth Opportunities Portfolio fees and expenses had been used in calculating the composite's performance, the performance of the Large Cap Growth Composite would have been lower. Investors should not consider this performance data as an indication of future performance of the portfolio, the investment manager or the subadvisor to the portfolio.

The performance information below is for the subadvisor's Large Cap Growth Composite and is presented net of fees and expenses. Certain of the accounts that comprise the Large Cap Growth Composite are private accounts, which are not subject to frequent inflows and outflows of assets as are most mutual funds, including the portfolio. Such inflows and outflows of assets make it more difficult to manage the portfolio and thus may adversely affect its performance relative to these private accounts. In addition, the private accounts are not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the portfolio by the 1940 Act and Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Large Cap Growth Composite could have been lower than what is shown had these private accounts been regulated as registered investment companies under the federal securities laws.

Total returns of the Large Cap Growth Composite for years ended December 31

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE


    -0.3       63.99       1.78       4.43       -6.24      40.24       25.63      26.47      42.29       44.20
-------------------------------------------------------------------------------------------------------------------
    1990        1991       1992       1993        1994       1995       1996        1997       1998       1999
-------------------------------------------------------------------------------------------------------------------

Best Quarter: 30.98%, Q4 1999                    Worst Quarter: -17.10%, Q3 1990

The year-to-date total return as of March 31, 2000 was _____%.

Average Annual Total Returns (as of 12/31/1999)

                                One Year           Five Years         Ten Years
--------------------------------------------------------------------------------
Large Cap Growth Composite      44.20%              35.53%             22.24%

Index 1                         21.14               28.66              18.25

Index 2                         33.16               32.41              20.32
--------------------------------------------------------------------------------

Index 1: The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is an unmanaged capitalization-weighted index that includes 500 large-cap U.S. stocks.

Index 2: Russell 1000 Growth Index, an unmanaged capitalization-weighted index containing growth stocks in the Russell 1000 Index.


                           82 | About Your Investment

Subadvisor for Kemper International Portfolio

Scudder Investments (U.K.) Limited, 1 South Place, London, U.K., an affiliate of Scudder Kemper Investments, Inc., is the subadvisor for Kemper International Portfolio. Scudder Investments (U.K.) Limited has served as subadvisor for mutual funds since December 1996, and investment advisor for certain institutional accounts since August 1998.

For its services as subadvisor, Scudder Investments (U.K.) received an annual fee from Scudder Kemper Investments of 0.35% for Kemper International Portfolio for the fiscal year ended December 31, 1999.

Subadvisor for KVS Dreman High Return Equity Portfolio and KVS Dreman Financial Services Portfolio

Pursuant to a subadvisory agreement with Scudder Kemper Investments, Inc., Dreman Value Management L.L.C., 10 Exchange Place, Jersey City, New Jersey, is the subadvisor for the KVS Dreman High Return Equity Portfolio and KVS Dreman Financial Services Portfolio and receives a fee for its services from Scudder Kemper Investments, Inc. Founded in 1977, Dreman Value Management, L.L.C. manages over $7 billion in assets.

Scudder Kemper Investments, Inc. pays Dreman Value Management, L.L.C. a sub-advisory fee for each of KVS Dreman High Return Equity Portfolio and KVS Dreman Financial Services Portfolio. For its services as subadvisor, Dreman Value Management, L.L.C. receives an annual fee based on the average daily net assets of each of the KVS Dreman High Return Equity Portfolio and KVS Dreman Financial Services Portfolio, payable monthly, at the annual rates shown below:


Average Daily Net Assets of each Portfolio         Annual Subadvisor Fee Rate
--------------------------------------------------------------------------------
$0-$250 million                                             0.240%

$250 million-$1 billion                                     0.230%

$1 billion-$2.5 billion                                     0.224%

$2.5 billion-$5 billion                                     0.218%

$5 billion-$7.5 billion                                     0.208%

$7.5 billion-$10 billion                                    0.205%

$10 billion-$12.5 billion                                   0.202%

Over $12.5 billion                                          0.198%
--------------------------------------------------------------------------------

Euro Conversion

The introduction of a new European currency, the Euro, may result in uncertainties for European securities and the operation of each portfolio. The Euro was introduced on January 1, 1999, by eleven European countries that are members of the European Economic and Monetary Union (EMU). The introduction of the Euro will require the redenomination of European debt and equity securities over a period of time, which may result in various accounting differences and/or tax treatments. Additional questions are raised by the fact that certain other European community members, including the United Kingdom, did not officially implement the Euro on January 1, 1999.

The investment manager is actively working to address Euro-related issues and understands that other key service providers are taking similar steps. At this time, however, no one knows precisely what the degree of impact will be. To the extent that the market impact or effect on a portfolio's holdings is negative, it could hurt the portfolio's performance.



                           About Your Investment | 83

Share Price

All portfolios (other than the Money Market Portfolio). Scudder Fund Accounting Corporation determines the net asset value per share as of the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. eastern time, on each day the New York Stock Exchange is open for trading. Market prices are used to determine the value of the portfolios' assets, but when reliable market quotations are unavailable, a portfolio may use procedures established by the portfolio's Board of Trustees.

The net asset value per share of each portfolio is the value of one share and is determined by dividing the value of the portfolio's net assets by the number of shares of that portfolio outstanding.

To the extent that the portfolios invest in foreign securities, these securities may be listed on foreign exchanges that trade on days when the portfolios do not price their shares. As a result, the net asset value per share of the portfolios may change at a time when shareholders are not able to purchase or redeem their shares.

Money Market Portfolio. Scudder Fund Accounting Corporation determines the net asset value per share of the Money Market Portfolio at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for trading. The net asset value per share of the Money Market Portfolio is normally $1.00 calculated at amortized cost in accordance with a rule of the Securities and Exchange Commission (Rule 2a-7).

The net asset value per share of the Money Market Portfolio is the value of one share and is determined by dividing the value of the portfolio's net assets by the number of shares of the portfolio outstanding.

The Money Market Portfolio purchases only securities with a maturity of one year or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.

Purchase And Redemption

The separate accounts of the Participating Insurance Companies place orders to purchase and redeem shares of each portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to VLI and VA contracts. The shares of each portfolio are purchased and redeemed at the net asset value of the portfolio's shares determined that same day or, in the case of an order not resulting automatically from VLI and VA contract transactions, next determined after an order in proper form is received. An order is considered to be in proper form if it is communicated by telephone or wire by an authorized employee of the Participating Insurance Company.

From time to time, the portfolio may temporarily suspend the offering of shares of one or more of its portfolios. During the period of such suspension, shareholders of such portfolio are normally permitted to continue to purchase additional shares and to have dividends reinvested.

The portfolio seeks to have its Money Market Portfolio as fully invested as possible at all times in order to achieve maximum income. Since the Money Market Portfolio will be investing in instruments that normally require immediate payment in Federal portfolios (monies credited to a bank's account with its regional Federal Reserve Bank), the portfolio has adopted certain procedures for the convenience of its shareholders and to ensure that the Money Market Portfolio receives investable portfolios.

No fee is charged the shareholders when they purchase or redeem portfolio shares.

                           84 | About Your Investment

Distributions And Taxes

Dividends and capital gains distributions

Dividends for All portfolios Except Money Market Portfolio. The portfolios normally declare and distribute dividends of net investment income annually for these portfolios. Each portfolio distributes any net realized short-term and long-term capital gains at least annually.

Dividends for Money Market Portfolio. The Money Market Portfolio's net investment income is declared as a dividend daily. Shareholders will receive dividends monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Taxes

Each portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the Participating Insurance Companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. The Statement of Additional Information includes a more detailed discussion. This discussion is not intended, even as supplemented by the Statement of Additional Information, as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisors.


                           About Your Investment | 85

Additional information about the portfolios may be found in the portfolios' Statement of Additional Information and in shareholder reports. Shareholder inquiries may be made by calling the toll-free telephone number listed below. The Statement of Additional Information contains information on portfolio investments and operations. The semiannual and annual shareholder reports contain a discussion of the market conditions and the investment strategies that significantly affected the portfolios' performance during the last fiscal year, as well as a listing of portfolio holdings and financial statements. These and other portfolio documents may be obtained without charge from the following sources:


--------------------------------------------------------------------------------

By Phone:              Call Kemper at:

                       1-800-778-1482

In Person:             Public Reference Room

                       Securities and Exchange Commission,
                       Washington, D.C.

                       (Call 1-202-942-8090
                       for more information.)

By Mail:               Kemper Distributors, Inc.
                       222 South Riverside Plaza
                       Chicago, IL 60606-5808

                       or

                       Public Reference Section,
                       Securities and Exchange Commission,
                       Washington, D.C. 20549-0102
                       (a duplication fee is charged)

By Internet:           http://www.sec.gov
                       ------------------

                       http://www.kemper.com
                       ------------------


                       e-mail: publicinfo@sec.gov (a duplication fee is charged)
--------------------------------------------------------------------------------

The Statement of Additional Information is incorporated by reference into this prospectus (is legally a part of this prospectus).

Investment Company Act file number: Kemper Variable Series 811-5002.



XX-0-00                                                       XXX000000





                           86 | About Your Investment

                       STATEMENT OF ADDITIONAL INFORMATION

                                   May 1, 2000


                             KEMPER VARIABLE SERIES
               222 South Riverside Plaza, Chicago, Illinois 60606
                                 1-800-778-1482


This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus of Kemper Variable Series (the "Fund") dated May 1, 2000. The prospectus may be obtained without charge from the Fund by calling the toll-free number listed above, and is also available along with other related materials on the Securities and Exchange Commission Internet web site (http://www.sec.gov). The prospectus is also available from Participating Insurance Companies.


Kemper Variable Series offers a choice of 26 investment portfolios (each a "Portfolio") to investors applying for certain variable life insurance and variable annuity contracts offered by Participating Insurance Companies.

The 26 portfolios are:


Kemper Money Market Portfolio             "Money Market Portfolio"
Kemper Government Securities Portfolio    "Government Securities Portfolio"
Kemper Investment Grade Bond Portfolio    "Investment Grade Bond Portfolio"
Kemper High Yield Portfolio               "High Yield Portfolio"
Kemper Total Return Portfolio             "Total Return Portfolio"
Kemper Blue Chip Portfolio                "Blue Chip Portfolio"
KVS Index 500 Portfolio                   "Index 500 Portfolio"
Kemper Growth Portfolio                   "Growth Portfolio"
Kemper Aggressive Growth Portfolio        "Aggressive Growth Portfolio"
Kemper Horizon 20+ Portfolio
Kemper Horizon 10+ Portfolio              Collectively, the "Horizon Portfolios"
Kemper Horizon 5 Portfolio
Kemper Small Cap Growth Portfolio         "Small Cap Growth Portfolio"
Kemper Technology Growth Portfolio        "Technology Portfolio"
Kemper Value+Growth Portfolio             "Value+Growth Portfolio"
Kemper Contrarian Value Portfolio         "Contrarian Portfolio"
KVS Dreman High Return Equity Portfolio   "High Return Equity Portfolio"
KVS Focused Large Cap Growth Portfolio    "Large Cap Growth Portfolio"
KVS Growth And Income Portfolio           "Growth And Income Portfolio"
KVS Growth Opportunities Portfolio        "Growth Opportunities Portfolio"
Kemper Small Cap Value Portfolio          "Small Cap Value Portfolio"
KVS Dreman Financial Services Portfolio   "Financial Services Portfolio"
Kemper Strategic Income Portfolio         "Strategic Income Portfolio"
(formally Kemper Global Income
Portfolio)
Kemper Global Blue Chip Portfolio         "Global Blue Chip Portfolio"
Kemper New Europe Portfolio               "New Europe Portfolio"
(formally, Kemper International Growth
and Income Portfolio)
Kemper International Portfolio            "International Portfolio"

                                TABLE OF CONTENTS

                                                                     Page


INVESTMENT RESTRICTIONS...................................................3
INVESTMENT POLICIES AND TECHNIQUES........................................4
PORTFOLIO TRANSACTIONS...................................................22
INVESTMENT MANAGER AND DISTRIBUTOR.......................................26
PURCHASE AND REDEMPTION OF SHARES........................................34
OFFICERS AND TRUSTEES....................................................34
NET ASSET VALUE..........................................................38
DIVIDENDS AND TAXES......................................................39
SHAREHOLDER RIGHTS.......................................................40


APPENDIX -- RATINGS OF INVESTMENTS


The financial statements appearing in the Fund's Annual Report for the fiscal year ended December 31, 1999 are incorporated herein by reference. The Annual Report accompanies this document.

                             INVESTMENT RESTRICTIONS

The Fund has adopted for each Portfolio certain fundamental investment restrictions which cannot be changed for a Portfolio without approval by a "majority" of the outstanding voting shares of that Portfolio. As defined in the Investment Company Act of 1940, as amended (the "1940 Act"), this means the lesser of the vote of (a) 67% of the shares of a Portfolio present at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of a Portfolio.


Each Portfolio except the Financial Services and Aggressive Growth Portfolios is classified as a diversified open-end management investment company. The Financial Services and Aggressive Growth Portfolios are non-diversified open-end investment management companies.


Each Portfolio may not, as a fundamental policy:

(1)      borrow  money,   except  as  permitted  under  the  1940  Act,  and  as
         interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2) issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;


(3) For all Portfolios except Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

         For Money Market Portfolio: concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time, except that the Portfolio intends to invest more than 25% of its net assets in instruments issued by banks.

(4) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(5) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio's ownership of securities;


(6)      purchase  physical   commodities  or  contracts  relating  to  physical
         commodities;997269280 or

(7) make loans except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

With regard to Restriction (3) above, for purposes of determining the percentage of Money Market Portfolio's assets invested in securities of issuers having their principal business activities in a particular industry, asset backed securities will be classified separately, based on the nature of the underlying assets. Currently, the following categories are used: captive auto, diversified, retail and consumer loans, captive equipment and business, business trade receivables, nuclear fuel and capital and mortgage lending.

If a percentage restriction is adhered to at the time of the investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation. The Fund has also adopted the following non-fundamental policies, which may be changed or eliminated for each Portfolio by the 997269281Fund's Board of Trustees without a vote of the shareholders:


As a matter of non-fundamental policy, each Portfolio, except Money Market Portfolio, does not intend to:

(1)      borrow money in an amount greater than 5% of its total assets, except
         i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the portfolios' registration statement which may be deemed to be borrowings;

(2) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions,
         (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and (v) that the Portfolio may obtain such short term credits as may be deemed necessary for the clearance of securities transactions;

(3) purchase options, unless the aggregate premiums paid on all such options held by a fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(4) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of a Fund and the premium paid for such options on futures contracts does not exceed 5% of the fair market value of a Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the money amount may be excluded in computing the 5% limit;

(5) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Portfolio's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value);

(6)      Investment  more than 15% of net  assets  in  illiquid securities.

For all portfolios except Money Market Portfolio, Strategic Income Portfolio, Government Securities Portfolio, High Yield Portfolio and Investment Grade Bond
Portfolio:

         Enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets.

For Global Blue Chip Portfolio only

         Lend portfolio securities in an amount greater than 5% of its total assets

For all portfolios except Global Blue Chip

         Lend portfolio securities in an amount greater than one third of its total assets.

For Kemper Money Market Portfolio

(1) borrow money in an amount greater than 5% of its total assets, except for temporary emergency purposes; and

(2) lend portfolio securities in an amount greater than 5% of its total assets.


Except as specifically noted, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values or net assets will not be considered a violation.

                       INVESTMENT POLICIES AND TECHNIQUES

General Investment Objectives and Policies


         Descriptions in this Statement of Additional Information of a particular investment practice or technique in which a Portfolio may engage (such as short selling, hedging, etc.) or a financial instrument which a Portfolio may purchase (such as options, forward foreign currency contracts, etc.) are meant to describe the spectrum of investments that Scudder Kemper Investments, Inc. ("Scudder Kemper", "investment manager" or the "Adviser"), in its discretion, might, but is not required to, use in managing each Portfolio's assets. The investment manager may, in its discretion, at any time employ such practice, technique or instrument for one or more Portfolios but not for all investment companies advised by it. Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques, or instruments may not be principal activities of a Portfolio but, to the extent employed, could from time to time have a material impact on the Portfolio's performance.


Each Portfolio except the Money Market Portfolio may engage in futures, options, and other derivatives transactions in accordance with its respective investment objectives and policies. Each such Portfolio intends to engage in such transactions if it appears to the investment manager to be advantageous to do so, in order to pursue its objective, to hedge (i.e., protect) against the effects of fluctuating interest rates and to stabilize the value of its assets and not for speculation. The use of futures and options, and possible benefits and attendant risks, are discussed below along with information concerning certain other investment policies and techniques.


Strategic Transactions and Derivatives (All Portfolios except Money Market Portfolio). A Portfolio may, but is not required to, utilize various other investment strategies as described below for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed-income securities in a Portfolio's portfolio, or enhancing potential gain. These strategies may be executed through the use of derivative contracts.

         In the course of pursuing these investment strategies, a Portfolio may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors, collars, currency forward contracts, currency futures contracts, currency swaps or options on currencies, or currency futures and various other currency transactions (collectively, all the above are called "Strategic Transactions"). In addition, strategic transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Strategic Transactions may be used without limit (subject to certain limitations imposed by the 1940 Act) to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of fixed-income securities in a Portfolio's portfolio, or to establish a position in the derivatives markets as a substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Portfolio's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination, and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of a Portfolio to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. A Portfolio will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions will not be used to alter fundamental investment purposes and characteristics of a Portfolio, and each Fund will segregate assets (or as provided by applicable regulations, enter into certain offsetting positions) to cover its obligations under options, futures and swaps to limit leveraging of a Portfolio.

         Strategic Transactions, including derivative contracts, have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to a Portfolio, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation a Portfolio can realize on its investments or cause a Portfolio to hold a security it might otherwise sell. The use of currency transactions can result in a Portfolio incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Portfolio creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Portfolio's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Portfolio might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

         A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect a Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

         With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

         A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

         The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

         OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting a Portfolio to require the Counterparty to sell the option back to a Portfolio at a formula price within seven days. A Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

         Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. A Portfolio will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker/dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO") or, in the case of OTC currency transactions, are determined to be of equivalent credit quality by the Adviser. The staff of the SEC currently takes the position that OTC options purchased by a Portfolio, and portfolio securities "covering" the amount of a Portfolio's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to a Portfolio's limitation on investing no more than 15% of its net assets in illiquid securities.

         If a Portfolio sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase a Portfolio's income. The sale of put options can also provide income.

         A Portfolio may purchase and sell call options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets, and on securities indices, currencies and futures contracts. All calls sold by a Portfolio must be "covered" (i.e., a Portfolio must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though a Portfolio will receive the option premium to help protect it against loss, a call sold by a Portfolio exposes a Portfolio during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require a Portfolio to hold a security or instrument which it might otherwise have sold.

         A Portfolio may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio), and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. A Portfolio will not sell put options if, as a result, more than 50% of a Portfolio's total assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that a Portfolio may be required to buy the underlying security at a disadvantageous price above the market price.

General Characteristics of Futures. A Portfolio may enter into futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Portfolio, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

         A Portfolio's use of futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into for bona fide hedging, risk management (including duration management) or other portfolio and return enhancement management purposes. Typically, maintaining a futures contract or selling an option thereon requires a

Portfolio to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of a Portfolio. If a Portfolio exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

         A Portfolio will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of a Portfolio's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

Options on Securities Indices and Other Financial Indices. A Portfolio also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Currency Transactions. A Portfolio may engage in currency transactions with Counterparties primarily in order to hedge, or manage the risk of the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. A Portfolio may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

         A Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions except as described below. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

         A Portfolio generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging or cross hedging as described below.

         A Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Portfolio has or in which a Portfolio expects to have portfolio exposure.

         To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, a Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of a Portfolio's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of a Portfolio's securities denominated in correlated currencies. For example, if the Adviser considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), a Portfolio holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Portfolio if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that a Portfolio is engaging in proxy hedging. If a Portfolio enters into a currency hedging transaction, a Portfolio will comply with the asset segregation requirements described below.

Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Combined Transactions. A Portfolio may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of a Portfolio to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Swaps, Caps, Floors and Collars. Among the Strategic Transactions into which a Portfolio may enter are interest rate, currency, index and other swaps and the purchase or sale of related caps, floors and collars. A Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities a Portfolio anticipates purchasing at a later date. A Portfolio will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Portfolio may be obligated to pay. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.


A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as a Portfolio will segregate assets (or enter into offsetting positions) to cover its obligations under swaps, the Adviser and a Portfolio believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Portfolio will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Eurodollar Instruments. A Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

Risks of Strategic Transactions Outside the U.S. When conducted outside the U.S., Strategic Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the
U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Portfolio segregate cash or liquid assets with its custodian to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Portfolio to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid assets at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Portfolio will require a Portfolio to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Portfolio on an index will require a Portfolio to own portfolio securities which correlate with the index or to segregate cash or liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Portfolio requires a Portfolio to segregate cash or liquid assets equal to the exercise price.

         Except when a Portfolio enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates a Portfolio to buy or sell currency will generally require a Portfolio to hold an amount of that currency or liquid assets denominated in that currency equal to a Portfolio's obligations or to segregate cash or liquid assets equal to the amount of a Portfolio's obligation.

         OTC options entered into by a Portfolio, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when a Portfolio sells these instruments it will only segregate an amount of cash or liquid assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Portfolio, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Portfolio sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, a Portfolio will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by a Portfolio other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and a Portfolio will segregate an amount of cash or liquid assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

         In the case of a futures contract or an option thereon, a Portfolio must deposit initial margin and possible daily variation margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

         With respect to swaps, a Portfolio will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid assets having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to a Portfolio's net obligation, if any.

         Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. A Portfolio may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Portfolio could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by a Portfolio. Moreover, instead of segregating cash or liquid assets if a Portfolio held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, cash or liquid assets equal to any remaining obligation would need to be segregated.



Delayed Delivery Transactions. The Total Return, High Yield, Growth, Government Securities, Investment Grade Bond, Horizon, Strategic Income, Financial Services, Global Blue Chip, Aggressive Growth, Technology , New Europe, Focused Large Cap Growth, Growth And Income, Growth Opportunities and Index 500 Portfolios may purchase or sell portfolio securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased by the Portfolio with payment and delivery to take place in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. When the Portfolio enters into a delayed delivery transaction, it becomes obligated to purchase securities and it has all of the rights and risks attendant to ownership of a security, although delivery and payment occur at a later date. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. At the time a Portfolio makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. Likewise, at the time a Portfolio makes the commitment to sell a security on a delayed delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the security sold pursuant to a delayed delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Portfolio generally has the ability to close out a purchase obligation on or before the settlement date, rather than take delivery of the security.

Real Estate Investment Trusts (REITs). Certain Portfolios may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs and hybrid REITs. Investment in REITs may subject the Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of the Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by those REITs.


Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and the possibility of failing to qualify for tax-free pass-through of income under the Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through the Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Collateralized Obligations. Subject to its investment objectives and policies, a Portfolio may purchase collateralized obligations, including interest only ("IO") and principal only ("PO") securities. A collateralized obligation is a debt security issued by a corporation, trust or custodian, or by a U.S. Government agency or instrumentality, that is collateralized by a portfolio or pool of mortgages, mortgage-backed securities, U.S. Government securities or other assets. The issuer's obligation to make interest and principal payments is secured by the underlying pool or portfolio of securities. Collateralized obligations issued or guaranteed by a U.S. Government agency or instrumentality, such as the Federal Home Loan Mortgage Corporation, are considered U.S. Government securities for purposes of this prospectus. Privately-issued collateralized obligations collateralized by a portfolio of U.S. Government securities are not direct obligations of the U.S. Government or any of its agencies or instrumentalities and are not considered U.S. Government securities for purposes of this prospectus. A variety of types of collateralized obligations are available currently and others may become available in the future.

Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities. Since collateralized obligations may be issued in classes with varying maturities and interest rates, the investor may obtain greater predictability of maturity than with direct investments in mortgage-backed securities. Classes with shorter maturities may have lower volatility and lower yield while those with longer maturities may have higher volatility and higher yield. This provides the investor with greater control over the characteristics of the investment in a changing interest rate environment. With respect to interest only and principal only securities, an investor has the option to select from a pool of underlying collateral the portion of the cash flows that most closely corresponds to the investor's forecast of interest rate movements. These instruments tend to be highly sensitive to prepayment rates on the underlying collateral and thus place a premium on accurate prepayment projections by the investor.

A Portfolio, other than the Money Market Portfolio, may invest in collateralized obligations whose yield floats inversely against a specified index rate. These "inverse floaters" are more volatile than conventional fixed or floating rate collateralized obligations and the yield thereon, as well as the value thereof, will fluctuate in inverse proportion to changes in the index upon which rate adjustments are based. As a result, the yield on an inverse floater will generally increase when market yields (as reflected by the index) decrease and decrease when market yields increase. The extent of the volatility of inverse floaters depends on the extent of anticipated changes in market rates of interest. Generally, inverse floaters provide for interest rate adjustments based upon a multiple of the specified interest index, which further increases their volatility. The degree of additional volatility will be directly proportional to the size of the multiple used in determining interest rate adjustments.

A Portfolio will currently invest in only those collateralized obligations that are fully collateralized and that meet the quality standards otherwise applicable to the Portfolio's investments. Fully collateralized means that the collateral will generate cash flows sufficient to meet obligations to holders of the collateralized obligations under even the most conservative prepayment and interest rate projections. Thus, the collateralized obligations are structured to anticipate a worst case prepayment condition and to minimize the reinvestment rate risk for cash flows between coupon dates for the collateralized obligations. A worst case prepayment condition generally assumes immediate prepayment of all securities purchased at a premium and zero prepayment of all securities purchased at a discount. Reinvestment rate risk may be minimized by assuming very conservative reinvestment rates and by other means such as by maintaining the flexibility to increase principal distributions in a low interest rate environment. The effective credit quality of the collateralized obligations in such instances is the credit quality of the issuer of the collateral. The requirements as to collateralization are determined by the issuer or sponsor of the collateralized obligation in order to satisfy rating agencies, if rated. None of the Portfolios currently intends to invest more than 5% of its total assets in collateralized obligations that are collateralized by a pool of credit card or automobile receivables or other types of assets rather than a pool of mortgages, mortgage-backed securities or U.S. Government securities. Currently, none of the Portfolios intends to invest more than 5% of its net assets in inverse floaters as described in the prospectus (see "Investment Techniques -- Collateralized Obligations"). The Money Market Portfolio does not invest in inverse floaters.

Payments of principal and interest on the underlying collateral securities are not passed through directly to the holders of the collateralized obligations as such. Collateralized obligations, depending on their structure and the rate of prepayments, can be volatile. Some collateralized obligations may not be as liquid as other securities.

Collateralized obligations often are issued in two or more classes with varying maturities and stated rates of interest. Because interest and principal payments on the underlying securities are not passed through directly to holders of collateralized obligations, such obligations of varying maturities may be secured by a single portfolio or pool of securities, the payments on which are used to pay interest on each class and to retire successive maturities in sequence. These relationships may in effect "strip" the interest payments from principal payments of the underlying securities and allow for the separate purchase of either the interest or the principal payments. Collateralized obligations are designed to be retired as the underlying securities are repaid. In the event of prepayment on or call of such securities, the class of collateralized obligation first to mature generally will be paid down first. Therefore, although in most cases the issuer of collateralized obligations will not supply additional collateral in the event of such prepayment, there will be sufficient collateral to secure collateralized obligations that remain outstanding. It is anticipated that no more than 5% of a Portfolio's net assets will be invested in IO and PO securities. Governmentally-issued and privately-issued IO's and PO's will be considered illiquid for purposes of a Portfolio's limitation on illiquid securities, however, the Board of Trustees may adopt guidelines under which governmentally-issued IO's and PO's may be determined to be liquid.

In reliance on an interpretation by the SEC, a Portfolio's investments in certain qualifying collateralized obligations are not subject to the limitations in the 1940 Act regarding investments by a registered investment company, such as a Portfolio, in another investment company.

Zero Coupon Government Securities. Subject to its investment objective and policies, a Portfolio may invest in zero coupon U.S. Government Securities. Zero coupon bonds are purchased at a discount from the face amount. The buyer receives only the right to receive a fixed payment on a certain date in the future and does not receive any periodic interest payments. These securities may include those created directly by the U.S. Treasury and those created as collateralized obligations through various proprietary custodial, trust or other relationships. The effect of owning instruments which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates any opportunity to reinvest earnings at higher rates. For this reason, zero coupon bonds are subject to substantially greater price fluctuations during periods of changing market interest rates than those of comparable securities that pay interest currently, which fluctuation is greater as the period to maturity is longer. Zero coupon bonds created as collateralized obligations are similar to those created through the U.S. Treasury, but the former investments do not provide absolute certainty of maturity or of cash flows after prior classes of the collateralized obligations are retired. No Portfolio currently intends to invest more than 20% of its net assets in zero coupon U.S. Government securities during the current year.

SPECIAL RISK FACTORS. There are risks inherent in investing in any security, including shares of each Portfolio. The investment manager attempts to reduce risk through fundamental research and, for certain Portfolios, the use of a sub-adviser; however, there is no guarantee that such efforts will be successful and each Portfolio's returns and net asset value will fluctuate over time. There are special risks associated with each Portfolio's investments that are discussed below.


Special  Risk  Factors -- Foreign  Securities.  The Total  Return,  High  Yield,
Growth, Small Cap Growth, Investment Grade Bond, Value+Growth, Blue Chip, Aggressive Growth, Technology, Financial Services and Focused Large Cap Growth Portfolios invest primarily in securities that are publicly traded in the United States; but, they have discretion to invest a portion of their assets in foreign securities that are traded principally in securities markets outside the United States. These Portfolios (other than the Financial Services Portfolio) currently limit investment in foreign securities not publicly traded in the United States to 25% of their total assets The Horizon Portfolios will invest in foreign securities at a target level normally ranging from 20% to 40% of the allocation of each Portfolio to equity securities. These Portfolios, along with Growth and Income and Growth Opportunities Portfolio may also invest without limit in U.S. Dollar denominated American Depository Receipts ("ADRs") which are bought and sold in the United States and are not subject to the preceding limitation. The Financial Services Portfolio may invest up to 30% of its total assets in foreign securities, including ADRs. The Value and Small Cap Value Portfolios may invest up to 20% of their assets in securities of foreign companies in the form of
ADRs. High Return Equity may invest up to 20% of its assets in securities of foreign companies through the acquisition of ADRs as well as through the purchase of securities of foreign companies that are publicly traded in the United States and securities of foreign companies that are traded principally in securities markets outside the United States. . Foreign securities in which a Portfolio may invest include any type of security consistent with that Portfolio's investment objective and policies. In connection with their foreign securities investments, such Portfolios may, to a limited extent, engage in foreign currency exchange transactions and purchase and sell foreign currency options and foreign currency futures contracts as a hedge and not for speculation. The International, Strategic Income, Global Blue Chip and International Growth and Income Portfolios may invest without limit in foreign securities and may engage in foreign currency exchange transactions and may purchase and sell foreign currency options and foreign currency futures contracts. See "Investment Techniques -- Options and Financial Futures Transactions -- Foreign Currency Transactions." The Money Market Portfolio and Government Securities Portfolio, each within its quality standards, may also invest in securities of foreign issuers. However, such investments will be in U.S. Dollar denominated instruments.


Foreign securities involve currency risks. The U.S. Dollar value of a foreign security tends to decrease when the value of the U.S. Dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. Dollar falls against such currency. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security. Dividend and interest payments may be repatriated based on the exchange rate at the time of disbursement or payment, and restrictions on capital flows may be imposed. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

Foreign securities may be subject to foreign government taxes that reduce their attractiveness. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities and the markets for such securities may be less liquid. In addition, there may be less publicly available information about foreign issuers than about domestic issuers. Many foreign issuers are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers. There is generally less regulation of stock exchanges, brokers, banks, and listed companies abroad than in the United States. With respect to certain foreign countries, there is a possibility of expropriation or diplomatic developments which could affect investment in these countries.


Emerging Markets. While a Portfolio's investments in foreign securities will principally be in developed countries, a Portfolio (except for the New Europe Portfolio, which does not invest in emerging markets) may make investments in developing or "emerging" countries, which involve exposure to economic structures that are generally less diverse and mature than in the United States, and to political systems that may be less stable. A developing or emerging market country can be considered to be a country that is in the initial stages of its industrialization cycle. Currently, emerging markets generally include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore and most Western European countries. Currently, investing in many emerging markets may not be desirable or feasible because of the lack of adequate custody arrangements for a Portfolio's assets, overly burdensome repatriation and similar restrictions, the lack of organized and liquid securities markets, unacceptable political risks or other reasons. As opportunities to invest in securities in emerging markets develop, a Portfolio may expand and further broaden the group of emerging markets in which it invests. In the past, markets of developing or emerging market countries have been more volatile than the markets of developed countries; however, such markets often have provided higher rates of return to investors. The investment manager believes that these characteristics can be expected to continue in the future.


Many of the risks described above relating to foreign securities generally will be greater for emerging markets than for developed countries. For instance, economies in individual developing markets may differ favorably or unfavorably from the U.S. economy in such respects as growth of domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many emerging markets have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain developing markets. Economies in emerging markets generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be affected adversely by economic conditions in the countries with which they trade.

Also, the securities markets of developing countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of the United States and other more developed countries. Disclosure, regulatory and accounting standards in many respects are less stringent than in the United States and other developed markets. There also may be a lower level of monitoring and regulation of developing markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited.

In addition, brokerage commissions, custodial services and other needs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such settlement problems may cause emerging market securities to be illiquid. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security because of settlement problems could result in losses to a Portfolio from subsequent declines in value of the portfolio security or, if a Portfolio has entered into a contract to sell the security, it could result in possible liability to the purchaser. Certain emerging markets may lack clearing facilities equivalent to those in developed countries. Accordingly, settlements can pose additional risks in such markets and ultimately can expose a Portfolio to the risk of losses resulting from the Portfolio's inability to recover from a counterparty.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading in securities may cease or may be substantially curtailed and prices for a Portfolio's securities in such markets may not be readily available. A Portfolio's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Fund's Board of Trustees.

Investment in certain emerging market securities is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market securities and increase the costs and expenses of a Portfolio. Emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market country's balance of payments, the market could impose temporary restrictions on foreign capital remittances.

Fixed-Income. Since most foreign fixed-income securities are not rated, a Portfolio will invest in foreign fixed-income securities based upon the investment manager's analysis without relying on published ratings. Since such investments will be based upon the investment manager's analysis rather than upon published ratings, achievement of a Portfolio's goals may depend more upon the abilities of the investment manager than would otherwise be the case.

The value of the foreign fixed-income securities held by a Portfolio, and thus the net asset value of the Portfolio's shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities,
(b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Portfolio's investments in fixed-income securities are denominated with respect to the U.S. Dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Portfolio's investments in foreign fixed-income securities, and the extent to which a Portfolio hedges its interest rate, credit and currency exchange rate risks. Many of the foreign fixed-income obligations in which a Portfolio will invest will have long maturities. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions.

Investments in sovereign debt, including Brady Bonds, involve special risks. Brady Bonds are debt securities issued under a plan implemented to allow debtor nations to restructure their outstanding commercial bank indebtedness. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity's willingness to meet the terms of its fixed-income securities, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted, and a Portfolio may be unable to collect all or any part of its investment in a particular issue.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt or increase the costs and expenses of a Portfolio. A significant portion of the sovereign debt in which a Portfolio may invest is issued as part of debt restructuring and such debt is to be considered speculative. There is a history of defaults with respect to commercial bank loans by public and private entities issuing Brady Bonds. All or a portion of the interest payments and/or principal repayment with respect to Brady Bonds may be uncollateralized.

Privatized Enterprises. Investments in foreign securities may include securities issued by enterprises that have undergone or are currently undergoing privatization. The governments of certain foreign countries have, to varying degrees, embarked on privatization programs contemplating the sale of all or part of their interests in state enterprises. A Portfolio's investments in the securities of privatized enterprises include privately negotiated investments in a government or state-owned or controlled company or enterprise that has not yet conducted an initial equity offering, investments in the initial offering of equity securities of a state enterprise or former state enterprise and investments in the securities of a state enterprise following its initial equity offering.

In certain jurisdictions, the ability of a foreign entity, such as a Portfolio of the Fund, to participate in privatizations may be limited by local law, or the price or terms on which a Portfolio of the Fund may be able to participate may be less advantageous than for local investors. Moreover, there can be no assurance that governments that have embarked on privatization programs will continue to divest their ownership of state enterprises, that proposed privatizations will be successful or that governments will not re-nationalize enterprises that have been privatized.

In the case of the enterprises in which a Portfolio of the Fund may invest, large blocks of the stock of those enterprises may be held by a small group of stockholders, even after the initial equity offerings by those enterprises. The sale of some portion or all of those blocks could have an adverse effect on the price of the stock of any such enterprise.

Prior to making an initial equity offering, most state enterprises or former state enterprises go through an internal reorganization or management. Such reorganizations are made in an attempt to better enable these enterprises to compete in the private sector. However, certain reorganizations could result in a management team that does not function as well as the enterprise's prior management and may have a negative effect on such enterprise. In addition, the privatization of an enterprise by its government may occur over a number of years, with the government continuing to hold a controlling position in the enterprise even after the initial equity offering for the enterprise.

Prior to privatization, most of the state enterprises in which a Portfolio may invest enjoy the protection of and receive preferential treatment from the respective sovereigns that own or control them. After making an initial equity offering these enterprises may no longer have such protection or receive such preferential treatment and may become subject to market competition from which they were previously protected. Some of these enterprises may not be able to effectively operate in a competitive market and may suffer losses or experience bankruptcy due to such competition.


Depositary Receipts. Investments in securities of foreign issuers may be in the form of sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs"), International Depositary Receipts ("IDRs") and other types of Depositary Receipts (which, together with ADRs, GDRs and IDRs are hereinafter referred to as "Depositary Receipts"). Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are Depository Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the United States securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may be subject to foreign currency exchange rate risk. Certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid securities.

Investment Company Securities (except S&P 500 Portfolio). Each Portfolio may acquire securities of other investment companies to the extent consistent with its investment objective and subject to the limitations of the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. For example, a Portfolio may invest in a variety of investment companies which seek to track the composition and performance of specific indexes or a specific portion of an index. These index-based investments hold substantially all of their assets in securities representing their specific index or a specific portion of an index. Accordingly, the main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs).

Index-based investments may not replicate exactly the performance of their specified index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Examples of index-based investments include:

SPDRs(R): SPDRs, an acronym for "Standard & Poor's Depositary Receipts," are based on the S&P 500 Composite Stock Price Index. They are issued by the SPDR Trust, a unit investment trust that holds shares of substantially all the companies in the S&P 500 in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

MidCap SPDRs(R): MidCap SPDRs are based on the S&P MidCap 400 Index. They are issued by the MidCap SPDR Trust, a unit investment trust that holds a portfolio of securities consisting of substantially all of the common stocks in the S&P MidCap 400 Index in substantially the same weighting and seeks to closely track the price performance and dividend yield of the Index.

Select Sector SPDRs(R): Select Sector SPDRs are based on a particular sector or group of industries that are represented by a specified Select Sector Index within the Standard & Poor's Composite Stock Price Index. They are issued by The Select Sector SPDR Trust, an open-end management investment company with nine portfolios that each seeks to closely track the price performance and dividend yield of a particular Select Sector Index.

DIAMONDS(SM): DIAMONDS are based on the Dow Jones Industrial Average(SM). They are issued by the DIAMONDS Trust, a unit investment trust that holds a portfolio of all the component common stocks of the Dow Jones Industrial Average and seeks to closely track the price performance and dividend yield of the Dow.

Nasdaq-100 Shares: Nasdaq-100 Shares are based on the Nasdaq 100 Index. They are issued by the Nasdaq-100 Trust, a unit investment trust that holds a portfolio consisting of substantially all of the securities, in substantially the same weighting, as the component stocks of the Nasdaq-100 Index and seeks to closely track the price performance and dividend yield of the Index.

WEBs(SM): WEBs, an acronym for "World Equity Benchmark Shares," are based on 17country-specific Morgan Stanley Capital International Indexes. They are issued by the WEBs Index Fund, Inc., an open-end management investment company that seeks to generally correspond to the price and yield performance of a specific Morgan Stanley Capital International Index.


High Yield, High Risk Securities. Below investment grade securities, commonly referred to as "junk bonds," (rated below Baa by Moody's and below BBB by S&P) or unrated securities of equivalent quality in the Adviser's judgment, carry a high degree of risk (including the possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price and risk of principal and income, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

An economic downturn could disrupt the high-yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have a greater adverse impact on the value of such obligations than on higher quality debt securities. During an economic downturn or period of rising interest rates, highly leveraged issues may experience financial stress which could adversely affect their ability to service their principal and interest payment obligations. Prices and yields of high-yield securities will fluctuate over time and, during periods of economic uncertainty, volatility of high-yield securities may adversely affect a Fund's net asset value. In addition, investments in high-yield zero coupon or pay-in-kind bonds, rather than income-bearing high-yield securities, may be more speculative and may be subject to greater fluctuations in value due to changes in interest rates.

The trading market for high-yield securities may be thin to the extent that there is no established retail secondary market. A thin trading market may limit the ability of a Fund to accurately value high-yield securities in its portfolio and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high-yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

Credit quality in the high-yield securities market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. For these reasons, it is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. The achievement of a Fund's investment objective by investment in such securities may be more dependent on the Adviser's credit analysis than is the case for higher quality bonds. Should the rating of a portfolio security be downgraded, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.

Prices for below investment-grade securities may be affected by legislative and regulatory developments. For example, new federal rules require savings and loan institutions to gradually reduce their holdings of this type of security. Also, recent legislation restricts the issuer's tax deduction for interest payments on these securities. Such legislation may significantly depress the prices of outstanding securities of this type. For more information regarding tax issues related to high-yield securities (see "TAXES").


Warrants. All Portfolios (except Money Market Portfolio) may invest in warrants up to a certain percentage of the value of its respective net assets. The holder of a warrant has the right, until the warrant expires, to purchase a given number of shares of a particular issuer at a specified price. Such investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of warrants do not necessarily move, however, in tandem with the prices of the underlying securities and are, therefore, considered speculative investments. Warrants pay no dividends and confer no rights other than a purchase option. Thus, if a warrant held by a Fund were not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant.

Non-Diversified Portfolios. Each of the Financial Services and Aggressive Growth Portfolios operates as a "non-diversified" portfolio so that it will be able to invest more than 5% of its assets in the obligations of an issuer, subject to the diversification requirements of Subchapter M of the Internal Revenue Code applicable to the Portfolio. This allows the Portfolio, as to 50% of its assets, to invest more than 5% of its assets, but not more than 25%, in the securities of an individual foreign government or corporate issuer. Since the Portfolio may invest a relatively high percentage of its assets in the obligations of a limited number of issuers, the Portfoliomay be more susceptible to any single economic, political or regulatory occurrence than a diversified portfolio.



Special Risk Factors -- Small Cap Securities. The Small Cap Growth and Small Cap Value Portfolios intend to invest a substantial portion of their assets in small capitalization stocks similar in size to those comprising the Russell 2000. Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation and to involve greater risks of depreciation than securities of companies with larger market capitalizations. Smaller companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. Since the securities of such companies are not as broadly traded as those of companies with larger market capitalizations, these securities are often subject to wider and more abrupt fluctuations in market price.

Among the reasons for the greater price volatility of these securities are the less certain growth prospects of smaller firms, a lower degree of liquidity in the markets for such stocks compared to larger capitalization stocks or the market averages in general, and the greater sensitivity of small companies to changing economic conditions. In addition to exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline. Investors should therefore expect that the value of the shares of the Small Cap Growth and Small Cap Value Portfolios may be more volatile than the shares of a portfolio that invests in larger capitalization stocks.


Additional Investment Information. The portfolio turnover rates for each Portfolio other than the Money Market Portfolio, are listed under "Financial Highlights" in the prospectus. Each Portfolio's average portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding all securities with maturities or expiration dates at the time of acquisition of one year or less. Since securities with maturities of less than one year are excluded from portfolio turnover rate calculations, the portfolio turnover rate for the Money Market Portfolio is zero. Frequency of portfolio turnover will not be a limiting factor should a Portfolio's investment manager deem it desirable to purchase or sell securities. Purchases and sales are made for a Portfolio whenever necessary, in management's opinion, to meet a Portfolio's objective. Higher portfolio turnover (over 100%) involves correspondingly greater brokerage commissions or other transaction costs. Higher portfolio turnover may result in the realization of greater net short-term capital gains. See "Dividends and Taxes" herein.


Each Horizon Portfolio attempts to limit its exposure to interest rate risk by maintaining a relatively short duration. Interest rate risk is the risk that the value of the fixed income securities may rise or fall as interest rates change. Under normal conditions, the target duration of the fixed-income portion of each Horizon Portfolio is approximately 2.5 years, although it may range from 1.5 to
3.5 years depending upon market conditions. "Duration," and the more traditional "average dollar-weighted maturity," are measures of how a fixed income portfolio tends to react to interest rate changes. Each fixed income security held by a Horizon Portfolio has a stated maturity. The stated maturity is the date when the issuer must repay the entire principal amount to an investor. A security's term to maturity is the time remaining to maturity. A security will be treated as having a maturity earlier than its stated maturity date if the security has technical features (such as puts or demand features) or a variable rate of interest that, in the judgment of the investment manager, will result in the security being valued in the market as though it has the earlier maturity. Average dollar-weighted maturity is calculated by averaging the terms to maturity of each fixed income security held by each Horizon Portfolio with each maturity "weighted" according to the percentage of assets that it represents. Unlike average dollar-weighted maturity, duration reflects both principal and interest payments and is designed to measure more accurately a portfolio's sensitivity to incremental changes in interest rates than does average weighted maturity. By way of example, if the duration of a Horizon Portfolio's fixed income securities were two years, and interest rates decreased by 100 basis points (a basis point is one-hundredth of one percent), the market price of that portfolio of fixed income securities would be expected to increase by approximately 2%.


The Portfolios do not generally make investments for short-term profits, but it is not restricted in policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions and market prices may dictate and as its investment policy may require.

Lending of Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio may lend securities (principally to broker-dealers) without limit where such loans are callable at any time and are continuously secured by segregated collateral (cash or other liquid securities) equal to no less than the market value, determined daily, of the securities loaned. A Portfolio will receive amounts equal to dividends or interest on the securities loaned. It will also earn income for having made the loan. Any cash collateral pursuant to these loans will be invested in short-term money market instruments. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Portfolio's investment manager to be of good standing, and when the Portfolio's investment manager believes the potential earnings to justify the attendant risk. For each Portfolio except the Global Blue Chip Portfolio, the investment manager will limit such lending to not more than one-third of the value of a Portfolio's total assets. For the Global Blue Chip Portfolio, the investment manager will, as a non-fundamental policy, limit securities lending to not more than 5% of the value of the Portfolio's total assets.

Borrowing. Each Portfolio is authorized to borrow money for purposes of liquidity and to provide for redemptions and distributions. Each Portfolio will borrow only when the investment manager believes that borrowing will benefit the Portfolio after taking into account considerations such as the costs of the borrowing. Borrowing by each Portfolio will involve special risk considerations. Although the principal of each Portfolio's borrowings will be fixed, a Portfolio's assets may change in value during the time a borrowing is outstanding, thus increasing exposure to capital risk.

Interfund Borrowing and Lending Program. The Portfolios have received exemptive relief from the SEC which permits a portfolio to participate in an interfund lending program among certain investment companies advised by the investment manager. The interfund lending program allows the participating portfolios to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no Portfolio may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating portfolio under a loan agreement; and (2) no Portfolio may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a Portfolio may participate in the program only if and to the extent that such participation is consistent with the Portfolio's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A
Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent a Portfolio is actually engaged in borrowing through the interfund lending program, the Portfolio, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that the Portfolio may engage in reverse repurchase agreements and dollar rolls for any purpose.

Short Sales Against-the-Box. The Technology, Global Blue Chip, Focused Large Cap, New Europe, Growth Opportunities, Aggressive Growth and Blue Chip Portfolios may make short sales against-the-box for the purpose of, but not limited to, deferring realization of loss when deemed advantageous for federal income tax purposes. A short sale "against-the-box" is a short sale in which a Portfolio owns at least an equal amount of the securities sold short or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and at least equal in amount to, the securities sold short. As a non-fundamental policy, a Portfolio may engage in such short sales only to the extent that not more than 10% of the Portfolio's total assets (determined at the time of the short sale) is held as collateral for such sales. Each Portfolio does not currently intend, however, to engage in such short sales to the extent that more than 5% of its net assets will be held as collateral therefor during the current year.


Repurchase Agreements. Each Portfolio may invest in repurchase agreements, which are instruments under which it acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.


Reverse Repurchase Agreements. Each Portfolio (except Money Market Portfolio) may each enter into "reverse repurchase agreements," in which a Portfolio, as the seller of the securities, agrees to repurchase them at an agreed time and price. Each Portfolio maintains a segregated account in connection with outstanding reverse repurchase agreements. A Portfolio will enter into reverse repurchase agreements only when the investment manager believes that the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction.

Section 4(2) Paper. Subject to its investment objectives and policies, each Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited. A Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The investment manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid; however, pursuant to procedures approved by the Board of Trustees of the Fund, if a particular investment in Section 4(2) paper is not determined to be liquid, that investment will be included within the limitation of the particular Portfolio on illiquid securities. The investment manager monitors the liquidity of each Portfolio's investments in Section 4(2) paper on a continuing basis.


Common Stocks. Subject to its investment objectives and policies, certain Portfolios may invest in common stocks. Common stock is issued by companies to raise cash for business purposes and represents a proportionate interest in the issuing companies. Therefore, a Portfolio participates in the success or failure of any company in which it holds stock. The market values of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perception and general economic or financial market movements. Smaller companies are especially sensitive to these factors. An investment in common stock entails greater risk of becoming valueless than does an investment in fixed-income securities. Despite the risk of price volatility, however, common stock also offers the greatest potential for long-term gain on investment, compared to other classes of financial assets such as bonds or cash equivalents.

Convertible Securities. Subject to its investment objectives and policies, each Portfolio(except Money Market Portfolio may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

The convertible securities in which a Portfolio may invest are either fixed-income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stocks changes, and, therefore, also tends to follow movements in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although typically not as much as the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

Convertible securities may be issued as fixed-income obligations that pay current income or as zero coupon notes and bonds, including Liquid Yield Option Notes ("LYONs"(TM)). Zero coupon securities pay no cash income and are sold at substantial discounts from their value at maturity. When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon convertible securities offer the opportunity for capital appreciation as increases (or decreases) in market value of such securities closely follow the movements in the market value of the underlying common stock. Zero coupon convertible securities generally are expected to be less volatile than the underlying common stocks as they usually are issued with shorter maturities (15 years or less) and are issued with options and/or redemption features exercisable by the holder of the obligation entitling the holder to redeem the obligation and receive a defined cash payment.


                             PORTFOLIO TRANSACTIONS

Brokerage -- Scudder Kemper

Allocation of brokerage is supervised by the investment manager (which also includes Scudder UK for purposes of the following disclosure).

The primary objective of the investment manager in placing orders for the purchase and sale of securities for a Portfolio is to obtain the most favorable net results, taking into account such factors as price, commission where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. The investment manager seeks to evaluate the overall reasonableness of brokerage commissions paid (to the extent applicable) through the familiarity of Scudder Investor Services, Inc. ("SIS"), a corporation registered as a broker-dealer and a subsidiary of Scudder Kemper, with commissions charged on comparable transactions, as well as by comparing commissions paid by a Portfolio to reported commissions paid by others. The investment manager routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Each Portfolio's purchases and sales of fixed-income securities are generally placed by the investment manager with primary market makers for these securities on a net basis, without any brokerage commission being paid by a Portfolio. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues may be made, which will include an underwriting fee paid to the underwriter.

When it can be done consistently with the policy of obtaining the most favorable net results, it is the investment manager's practice to place such orders with broker/dealers who supply brokerage and research services to the investment manager or a Portfolio. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The investment manager is authorized when placing portfolio transactions, if applicable, for a Portfolio to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. The investment manager has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to the investment manager or a Portfolio
in  exchange  for  the  direction  by  the   investment   manager  of  brokerage
transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity security transactions. The investment manager may place orders with a broker/dealer on the basis that the broker/dealer has or has not sold shares of a fund managed by Scudder Kemper. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.


Subject to the foregoing, the investment manager may consider sales of variable life insurance policies and variable annuity contracts for which the Portfolios are an investment option as a factor in the selection of firms to execute portfolio transactions.


To the maximum extent feasible, it is expected that the investment managers will place orders for portfolio transactions through SIS. SIS will place orders on behalf of the Portfolios with issuers, underwriters or other brokers and dealers. SIS will not receive any commission, fee or other remuneration from the Portfolios for this service.

In addition to the discounts or commissions described above, SIS will, from time to time, pay or allow additional discounts, commissions or promotional incentives, in the form of cash, to firms that sell shares of the Portfolios. In some instances, such discounts, commissions or other incentives will be offered only to certain firms that sell, or are expected to sell during specified time periods, certain minimum amounts of shares of the Portfolios, or other funds underwritten by SIS.

Although certain research services from broker/dealers may be useful to a Portfolio and to the investment manager, it is the opinion of the investment manager that such information only supplements the investment manager's own research effort since the information must still be analyzed, weighed and reviewed by the investment manager's staff. Such information may be useful to the investment manager in providing services to clients other than the Portfolios, and not all such information is used by the investment manager in connection with the Portfolios. Conversely, such information provided to the investment manager by broker/dealers through whom other clients of the investment manager effect securities transactions may be useful to the investment manager in providing services to a Portfolio.

The Trustees for the Fund review, from time to time, whether the recapture for the benefit of a Portfolio of some portion of the brokerage commissions or similar fees paid by a Portfolio on portfolio transactions is legally permissible and advisable.

Brokerage -- Dreman Value Management, L.L.C.

Under the sub-advisory agreement between Scudder Kemper and Dreman Value Management, L.L.C. ("DVM"), DVM places all orders for purchases and sales of the High Return Equity and Financial Services Portfolios' securities. At times investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by DVM. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options the Portfolio will be able to write on a particular security.


The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to the Portfolios. On the other hand, the ability of the Portfolios to participate in volume transactions may produce better executions for the Portfolios in some cases. The Board of Trustees believes that the benefits of DVM's organization outweigh any limitations that may arise from simultaneous transactions or position limitations.

DVM, in effecting purchases and sales of portfolio securities for the account of the Portfolios, will implement each Portfolio's policy of seeking best execution of orders. DVM may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios and DVM. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of DVM. In selecting among firms believed to meet the criteria for handling a particular transaction, DVM may give consideration to those firms that have sold or are selling shares of the Portfolios and of other funds managed by Scudder Kemper and its affiliates, as well as to those firms that provide market, statistical and other research information to the Portfolios and DVM, although DVM is not authorized to pay higher commissions to firms that provide such services, except as described below.

DVM may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in
Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by DVM in cash. Subject to Section 28(e) the Portfolio could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if DVM determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or DVM's overall responsibilities to the Portfolio and other clients. Not all of such research services may be useful or of value in advising the Portfolio. Research benefits will be available for all clients of DVM. The sub-advisory fee paid by Scudder Kemper to DVM is not reduced because these research services are received.


Brokerage Commissions -- Bankers Trust Company

Under the sub-advisory agreement between Scudder Kemper and Bankers Trust Company ("Bankers Trust"), Bankers Trust will place orders for the purchase and sale of the Index 500
Portfolio's securities.

The primary objective of Bankers Trust in placing orders for the purchase and sale of securities for the Portfolio is to obtain the most favorable net results, taking into account such factors as price, commission, where applicable, size of order, difficulty of execution and skill required of the executing broker/dealer. Bankers Trust routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

When it can be done consistently with the policy of obtaining the most favorable net results, it is Bankers Trust's practice to place orders with broker/dealers who supply brokerage and research services to Bankers Trust or the Portfolio. The term "research services" includes advice as to the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or purchasers or sellers of securities; and analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Bankers Trust is authorized when placing portfolio transactions, as applicable, for the Portfolio to pay a brokerage commission in excess of that which another broker might charge for executing the same transaction on account of execution services and the receipt of research services. Bankers Trust has negotiated arrangements, which are not applicable to most fixed-income transactions, with certain broker/dealers pursuant to which a broker/dealer will provide research services to Bankers Trust or the Portfolio in exchange for the direction by Bankers Trust of brokerage transactions to the broker/dealer. These arrangements regarding receipt of research services generally apply to equity transactions. Bankers Trust will not place orders with broker/dealers on the basis that the broker/dealer has or has not sold variable life insurance policies and variable annuity contracts for which the Portfolio is an investment option. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless, after exercising care, it appears that more favorable results are available elsewhere.

Although certain research services from broker/dealers may be useful to the Portfolio and to Bankers Trust, it is the opinion of Bankers Trust that such information only supplements Bankers Trust's own research effort since the information must still be analyzed, weighed, and reviewed by Bankers Trust's staff. Such information may be useful to Bankers Trust in providing services to clients other than the Portfolio, and not all such information is used by Bankers Trust in connection with the Portfolio. Conversely, such information provided to Bankers Trust by broker/dealers through whom other clients of Bankers Trust effect securities transactions may be useful to Bankers Trust in providing services to the Portfolio.

The Trustees review, from time to time, whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

Brokerage Commissions -- Eagle Asset Management and Janus Capital Corporation


Under the sub-advisory agreements between Scudder Kemper and Eagle Asset Management, Inc. ("EAM") and Scudder Kemper and Janus Capital Corporation ("JCC"), EAM places all orders for purchase and sales of the Focused Large Cap Portfolios' securities and JCC places all orders for the purchase of Growth And Income and Growth Opportunities Portfolios' securities. At times investment decisions may be made to purchase or sell the same investment securities of a Portfolio and for one or more of the other clients managed by EAM or JCC, respectively. When two or more of such clients are simultaneously engaged in the purchase or sale of the same security through the same trading facility, the transactions are allocated as to amount and price in a manner considered equitable to each. Position limits imposed by national securities exchanges may restrict the number of options a Portfolio will be able to write on a particular security.


The above mentioned factors may have a detrimental effect on the quantities or prices of securities, options or future contracts available to a Portfolio. On the other hand, the ability of a Portfolio to participate in volume transactions may produce better executions for a Portfolio in some cases. The Board of Trustees believes that the benefits of EAM and JCC's organizations each outweigh any limitations that may arise from simultaneous transactions or position limitations.


EAM and JCC, in effecting purchases and sales of portfolio securities for the account of the Portfolios, will implement the Portfolios' policy of seeking best execution of orders. EAM and JCC may each be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, financial responsibility, responsiveness, clearance procedures, wire service quotations and statistical and other research information provided to the Portfolios, EAM and JCC. Subject to seeking best execution of an order, brokerage is allocated on the basis of all services provided. Any research benefits derived are available for all clients of EAM and JCC. In selecting among firms believed to meet the criteria for handling a particular transaction, EAM and JCC may each give consideration to those firms that have sold or are selling shares of the Portfolios and of other funds managed by Scudder Kemper and its affiliates, as well as to those firms that provide market, statistical and other research information to the Portfolio, EAM and JCC, although EAM and JCC are not authorized to pay higher commissions to firms that provide such services, except as described below.


EAM and JCC may in certain instances be permitted to pay higher brokerage commissions for receipt of market, statistical and other research services as defined in Section 28(e) of the Securities Exchange Act of 1934 and interpretations thereunder. Such services may include among other things: economic, industry or company research reports or investment recommendations; computerized databases; quotation and execution equipment and software; and
research or analytical computer software and services. Where products or services have a "mixed use," a good faith effort is made to make a reasonable allocation of the cost of products or services in accordance with the anticipated research and non-research uses and the cost attributable to non-research use is paid by EAM and JCC in cash. Subject to Section 28(e) the Portfolios could pay a firm that provides research services commissions for effecting a securities transaction for the Portfolio in excess of the amount other firms would have charged for the transaction if EAM and JCC determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing firm viewed in terms either of a particular transaction or EAM and JCC's overall responsibilities to the Portfolios and other clients. Not all of such research services may be useful or of value in advising the Portfolios. Research benefits will be available for all clients of EAM and JCC. The sub-advisory fees paid by Scudder Kemper to EAM and JCC are not reduced because these research services are received.

Brokerage Commissions

The table below shows total brokerage commissions paid by each Portfolio (other than the Aggressive Growth and Technology Portfolios, which commenced operations on May 1, 1999, the Index 500 Portfolio, which commenced operations on September 1, 1999 and the Focused Large Cap Growth, Growth And Income, and Growth Opportunities Portfolios, which each commenced operations on October 29, 1999) then existing for the last three fiscal years and, for the most recent fiscal year, the percentage thereof that was allocated to firms based upon research information provided.

                                                               Allocated to
                                                              Firms Based on
                                                               Research in
Portfolio                                  Fiscal 1999         Fiscal 1999+        Fiscal 1998           Fiscal 1997
---------                                  -----------         ------------        -----------           -----------


Money Market                                                                     $              0    $              0
Total Return                                                                            2,772,000           1,512,000
High Yield                                                                              4,933,000           3,627,000
Growth                                                                                  1,325,000           1,936,000
Government Securities                                                                      14,000              16,000
International                                                                             928,000             747,000
Small Cap Growth                                                                        1,115,000           2,658,000
Investment Grade Bond                                                                      37,000              31,000
Contrarian Value                                                                          292,000              92,000
High Return Equity*                                                                        38,000                N/A
Financial Services*                                                                         8,000                N/A
Small Cap Value                                                                           190,000              31,000
Value+Growth                                                                              275,000              97,000
Horizon 20+                                                                                79,000              35,000
Horizon 10+                                                                                82,000              37,000
Horizon 5                                                                                  37,000              17,000
Blue Chip                                                                                 134,000              31,000**
Strategic Income                                                                                0                   0**
New Europe*                                                                                10,000           N/A
Global Blue Chip*                                                                           6,000           N/A

* Commencement of Operations on May 4, 1998 for High Return Equity and Financial Services, May 5, 1998 for New Europe and Income and Global Blue Chip through December 31, 1998.
**       Commencement of Operations on May 1, 1997 through December 31, 1997.


                       INVESTMENT MANAGER AND DISTRIBUTOR


Investment Manager. Scudder Kemper Investments, Inc., 345 Park Avenue, New York, New York is the investment manager for each Portfolio. Scudder Kemper is approximately 70% owned by Zurich Insurance Company, a leading internationally recognized provider of insurance and financial services in property/casualty and life insurance, reinsurance and structured financial solutions as well as asset management. The balance of Scudder Kemper is owned by its officers and employees. Pursuant to investment management agreements, Scudder Kemper acts as investment manager to each Portfolio, manages its investments, administers its business affairs, furnishes office facilities and equipment, provides clerical and administrative services, and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. The investment management agreements provide that each Portfolio shall pay the charges and expenses of its operations, including the fees and expenses of the trustees (except those who are affiliates of Scudder Kemper), independent auditors, counsel, custodian and transfer agent and the cost of share certificates, reports and notices to shareholders, brokerage commissions or transaction costs, costs of calculating net asset value and maintaining all accounting records related thereto, taxes and membership dues. The Fund bears the expenses of registration of its shares with the SEC and the cost of qualifying and maintaining the qualification of the Fund's shares for sale under the securities laws of the various states, if any.


The investment management agreements provide that Scudder Kemper shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the agreements relate, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Scudder Kemper in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under each agreement.

Each investment management agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and by the shareholders of the Portfolio subject thereto or the Board of Trustees. Each Portfolio's agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the outstanding shares, and will terminate automatically upon assignment. If additional Portfolios may become subject to an investment management agreement, the provisions concerning continuation, amendment and termination and the allocation of the management fees and the application of the expense limitation shall be on a Portfolio by Portfolio basis. Additional Portfolios may be subject to different agreements.


Certain investments may be appropriate for the Portfolios and for other clients advised by the investment manager or subadvisers. Investment decisions for the Portfolios and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the investment manager or subadviser to be equitable to each. In some cases, this procedure could have an adverse effect on the price or amount of the securities purchased or sold by a Portfolio. Purchase and sale orders for a Portfolio may be combined with those of other clients of the investment manager or subadviser in the interest of the most favorable net results to a Portfolio.

In certain cases, the investments for the Portfolios are managed by the same individuals who manage one or more other mutual funds advised by Scudder Kemper that have similar names, objectives and investment styles as a Portfolio. You should be aware that the Portfolios are likely to differ from these other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolios can be expected to vary from those of the other mutual funds.


The investment manager maintains a large research department, which conducts continuous studies of the factors that affect the position of various industries, companies and individual securities. The investment manager receives published reports and statistical compilations from issuers and other sources, as well as analyses from brokers and dealers who may execute portfolio transactions for the investment manager's clients. However, the investment manager regards this information and material as an adjunct to its own research activities. The investment manager's international investment management team travels the world, researching hundreds of companies. In selecting the securities in which each Portfolio may invest, the conclusions and investment decisions of the investment manager with respect to the Fund are based primarily on the analyses of its own research department.

Responsibility for overall management of each Portfolio rests with the Fund's Board of Trustees and officers. Professional investment supervision is provided by Scudder Kemper. The investment management agreements provide that Scudder Kemper shall act as each Portfolio's investment adviser, manage its investments and provide it with various services and facilities.

On December 31, 1997, pursuant to the terms of an agreement, Scudder, Stevens & Clark, Inc. ("Scudder"), and Zurich Insurance Company ("Zurich"), formed a new global investment organization by combining Scudder with Zurich Kemper Investments, Inc. ("ZKI") and Zurich Kemper Value Advisors, Inc. ("ZKVA"), former subsidiaries of Zurich. ZKI, the former investment manager for each Portfolio. Upon completion of the transaction, Scudder changed its name to Scudder Kemper Investments, Inc. As a result of the transaction, Zurich owns approximately 70% of Scudder Kemper, with the balance owned by Scudder Kemper's officers and employees.

On September 7, 1998, the businesses of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T Industries p.l.c. ("B.A.T") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group. By way of a dual holding company structure, former Zurich shareholders initially owned approximately 57% of Zurich Financial Services, Inc., with the balance initially owned by former B.A.T shareholders.


Upon consummation of this transaction, each Portfolio's then existing investment management agreement with Scudder Kemper was deemed to have been assigned and, therefore, terminated. The Board approved new investment management agreements with Scudder Kemper, which are substantially identical to the then current investment management agreements, except for the date of execution (now September 7, 1999) and termination. These agreements became effective upon the termination of the then current investment management agreements and were approved by shareholders at a special meeting which concluded in December 1999. The investment management agreements for the Aggressive Growth Portfolio and the Technology Portfolio are effective as of their inception, May 1, 1999, for the Index 500 Portfolio, September 1, 1999 and for the Focused Large Cap Growth, Growth And Income and Growth Opportunities Portfolios, October 29, 1999.


Each Portfolio pays Scudder Kemper an investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Portfolio                                     Annual Management Fee Rate
---------                                     --------------------------


Money Market                                                0.50%
Total Return                                                0.55%
High Yield                                                  0.60%
Growth                                                      0.60%
Government Securities                                       0.55%
International                                               0.75%
Small Cap Growth                                            0.65%
Investment Grade Bond                                       0.60%
Contrarian Value                                            0.75%
Small Cap Value                                             0.75%
Value+ Growth                                               0.75%
Horizon 20+                                                 0.60%
Horizon 10+                                                 0.60%
Horizon 5                                                   0.60%
Blue Chip                                                   0.65%
Strategic Income                                            0.65%*
New Europe                                                  1.00%*

* Prior to May 1, 2000, the advisory fee rate payable by the Strategic Income Portfolio was 0.75%.


The High Return Equity, Financial Services, Aggressive Growth, and Technology Portfolios each pay Scudder Kemper a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio             Annual Management Fee Rate
-----------------------------------------             --------------------------

$0-$250 million                                                   0.75%
$250 million-$1 billion                                           0.72%
$1 billion-$2.5 billion                                           0.70%
$2.5 billion-$5 billion                                           0.68%
$5 billion-$7.5 billion                                           0.65%
$7.5 billion-$10 billion                                          0.64%
$10 billion-$12.5 billion                                         0.63%
Over $12.5 billion                                                0.62%


The Global Blue Chip Portfolio pays Scudder Kemper a graduated investment management fee, based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio            Annual Management Fee Rate
-----------------------------------------            --------------------------

$0-$250 million                                                  1.00%
$250 million-$1 billion                                          0.95%
Over $1 billion                                                  0.90%

The Index 500 Portfolio pays Scudder Kemper a graduated investment management fee, based on 1% of the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:


Average Daily Net Assets of the Portfolio             Annual Management Fee Rate
-----------------------------------------             --------------------------

$0-$200 million                                                     0.45%
$200 million-$750 million                                           0.42%
$750 million-$2.0 billion                                           0.40%
$2.0 billion-$5.0 billion                                           0.38%
Over $5.0 billion                                                   0.35%


KVS Focused Large Cap Growth Portfolio, KVS Growth And Income Portfolio and KVS Growth Opportunities Portfolio each pay the investment manager a graduated investment management fee based on the average daily net assets of the Portfolio, payable monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio         Annual Management Fee Rate
-----------------------------------------         --------------------------

$0-$250 million                                                        0.950%
$250 million-$500 million                                              0.925%
$500 million-$1 billion                                                0.900%
$1 billion-$2.5 billion                                                0.875%
Over $2.5 billion                                                      0.850%

The investment management fees paid by each Portfolio (other than the Aggressive Growth and Technology Portfolios, which commenced operations on May 1, 1999, the Index 500 Portfolio, which commenced operations on September 1, 1999 and the Focused Large Cap Growth, Growth And Income and Growth Opportunities Portfolios, which each commenced operations on October 29, 1999) for its last three fiscal years are shown in the table below.

Portfolio                                   Fiscal 1999                Fiscal 1998                Fiscal 1997
---------                                   -----------                -----------                -----------


Money Market                                                      $      600,000                      $497,000
Total Return                                                           4,521,000                     4,072,000
High Yield                                                             2,606,000                     1,991,000
Growth                                                                 3,600,000                     3,142,000
Government Securities                                                    564,000                       460,000
International                                                          1,613,000                     1,419,000
Small Cap Growth                                                       1,060,000                       633,000
Investment Grade Bond                                                    184,000                        46,000
Contrarian Value                                                       1,641,000                       604,000
Small Cap Value                                                          702,000                       307,000
Value+Growth                                                             825,000                       257,000
Horizon 20+                                                              164,000                      56,000
Horizon 10+                                                              223,000                        77,000
Horizon 5                                                                137,000                        44,000
Blue Chip                                                                306,000                        27,000*
Strategic Income##                                                        31,000                         9,000*
High Return Equity                                                       100,000**+                N/A
Financial Services                                                        26,000**+                N/A
New Europe                                                                 6,000**#                N/A
Global Blue Chip                                                           9,000**#                N/A

*        Commencement of Operations on May 1, 1997 through December 31, 1997.

** Commencement of Operations on (May 4, 1998 for High Return Equity and Financial Services, May 5, 1998 for New Europe and Global Blue Chip) through December 31, 1998.

+ Amount shown after voluntary fee waiver by the investment manager of $25,000 and $15,000 for the High Return Equity and Financial Services Portfolios, respectively. The actual level of this voluntary waiver shall be in the investment manager's discretion and, upon notice to the Portfolio, the investment manager may at any time terminate this waiver.

# Amount shown after contractual fee reduction by the investment manager of $2,000 and $3,000 for the New Europe, and Global Blue Chip Portfolios, respectively.
##

Fund Sub-Adviser for the International Portfolio. Scudder Investments (U.K.) Ltd. ("Scudder UK"), 1 South Place, London, U.K. EC2M 2ZS, an affiliate of Scudder Kemper, is the sub-adviser for the International Portfolio and prior to May 1, 2000 served as subadviser to the Strategic Income Portfolio. Scudder UK acts as sub-adviser pursuant to the terms of a sub-advisory agreement between it and Scudder Kemper for the International Portfolio. Scudder UK is subject to regulation by the Investment Management Regulatory Organization in England as well as the SEC.

Under the terms of the sub-advisory agreement for the International Portfolio, Scudder UK renders investment advisory and management services with regard to that portion of the Portfolio's assets as may be allocated to Scudder UK by the investment manager from time to time for management, including services related to foreign securities, foreign currency transactions and related investments. Scudder UK may, under the terms of the sub-advisory agreement, render similar services to others including other investment companies. For its services,
Scudder UK will receive from Scudder Kemper a monthly fee at 1/12 of the following annual rates applied to the portion of the average daily net assets of the Portfolio allocated by Scudder Kemper to Scudder UK for management: 0.35% for the International Portfolio. Scudder UK permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

The sub-advisory agreement provides that Scudder UK will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scudder UK in the performance of its duties or from reckless disregard by Scudder UK of its obligations and duties under the sub-advisory agreement.

The sub-advisory agreement continues in effect from year to year so long as its continuation is approved at least annually by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund and by the shareholders of the Portfolio subject thereto or the Board of Trustees. The sub-advisory agreement may be terminated at any time for the Portfolio upon 60 days' notice by Scudder Kemper, Scudder UK or the Board of Trustees, or by a majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon the termination of the Portfolio's investment management agreement. If additional Portfolios become subject to the sub-advisory agreement, the provisions concerning continuation, amendment and termination shall be on a Portfolio by Portfolio basis. Additional Portfolios may be subject to a different agreement.

The sub-adviser fees paid by Scudder Kemper to Scudder UK for the International and Strategic Income Portfolios for the period from May 1, 1997 (inception) through December 31, 1997 were $657,013 and $3,176, for fiscal year 1998 were (estimated) $753,000 and $12,000, respectively and for fiscal year 1999 were $____________and $___________, respectively.

Fund Sub-Adviser for the High Return Equity and Financial Services Portfolios. Dreman Value Management, L.L.C. ("DVM"), Ten Exchange Place, Jersey City, New Jersey 07302, is the sub-adviser for the High Return Equity Portfolio and the Financial Services Portfolio. DVM is controlled by David N. Dreman. DVM serves as sub-adviser pursuant to the terms of a sub-advisory agreement between it and the Scudder Kemper for each Portfolio. DVM was formed in April 1997 and has served as sub-adviser for these Portfolios since their inception.


Under the terms of each sub-advisory agreement, DVM manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the investment manager may, from time to time, reasonably request.

Each sub-advisory agreement provides that DVM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of DVM in the performance of its duties or from reckless disregard by DVM of its obligations and duties under the sub-advisory agreement.

Each sub-advisory agreement with DVM remains in effect until May 1, 2003 unless sooner terminated or not annually approved as described below. Notwithstanding the foregoing, the sub-advisory agreement shall continue in effect through May 1, 2003 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by Scudder Kemper or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will  terminate  automatically  upon  assignment  or  upon  termination  of  the
Portfolio's investment management agreement. DVM may not terminate each sub-advisory agreement prior to May 1, 2001. Thereafter, DVM may terminate the sub-advisory agreement upon 90 days' notice to the investment manager.

The investment manager pays DVM for its services a sub-advisory fee, payable monthly, the annual rates shown below:

Average Daily Net Assets of the Portfolio            Annual Sub-Adviser Fee Rate
-----------------------------------------            ---------------------------

$0-$250 million                                                 0.240%
$250 million-$1 billion                                         0.230%
$1 billion-$2.5 billion                                         0.224%
$2.5 billion-$5 billion                                         0.218%
$5 billion-$7.5 billion                                         0.208%
$7.5 billion-$10 billion                                        0.205%
$10 billion-$12.5 billion                                       0.202%
Over $12.5 billion                                              0.198%


The sub-adviser fees paid by Scudder Kemper Investments, Inc. to DVM for the High Return Equity and Dreman Financial Services Portfolios for the period from May 4, 1998 (inception) through December 31, 1998 were $13,268 and $40,717, respectively and for fiscal year 1999 were $_____________and $_____________, respectively..

Fund Sub-Adviser for the Index 500 Portfolio. Pursuant to a sub-advisory agreement entered into between Scudder Kemper and Bankers Trust Company ("Bankers Trust") on September 1, 1999, Bankers Trust provides sub-advisory services relating to the management of the Index 500 Portfolio. Bankers Trust, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York, 10006, is a wholly owned subsidiary of Deutsche Bank AG, and one of the nation's leading managers of index funds.

Under the terms of the sub-advisory agreement, Bankers Trust manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as Scudder Kemper may, from time to time, reasonably request.


The sub-advisory agreement provides that Bankers Trust will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Bankers Trust in the performance of its duties or from reckless disregard by Bankers Trust of its obligations and duties under the sub-advisory agreement.


The sub-advisory agreement shall remain in full force and effect through September 30, 2000, and is renewable annually thereafter by specific approval of the Board of Trustees of the Fund or by the affirmative vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees of the Fund who are not interested persons under the 1940 Act, cast in person at a meeting called for the purpose of voting on such renewal. The sub-advisory agreement may be terminated without penalty at any time by the Trustees, by vote of a majority of the outstanding voting securities of the Portfolio, or by the Adviser or Bankers Trust upon 60 days' written notice, and will automatically terminate in the event of its assignment by either party to the agreement, as defined in the 1940 Act, or upon termination of the Investment Management Agreement between the Scudder Kemper and the Portfolio. In addition, the Adviser or the Portfolio may terminate the sub-advisory agreement upon immediate notice if Bankers Trust becomes statutorily disqualified from performing its duties under this agreement or otherwise is legally prohibited from operating as an investment adviser.


The fee paid to Bankers Trust or the investment manager is calculated on a monthly basis and is based upon the average daily net assets in the Portfolio. The annual fee rate decreases as the level of the Portfolio's net assets increases. The minimum annual fee is not applicable for the first year of the sub-advisory agreement. The fee is paid to Bankers Trust monthly, at the annual rates shown below:

Average Daily Net Assets of the Portfolio         Annual Management Fee Rate
-----------------------------------------         --------------------------

$0-$200 million                                              0.08%
$200 million-$750 million                                    0.05%
Over $750 million                                           0.025%


On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related record-keeping problems that occurred between 1994 and early 1996. Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $63.5 million fine to state and federal authorities. On July 26, 1999, the federal criminal proceedings were concluded with Bankers Trust's formal sentencing. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Fund. The SEC has granted a temporary order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies. There is no assurance that the SEC will grant a permanent order.




Fund  Sub-Adviser  for the  Focused  Large Cap  Growth  Portfolio.  Eagle  Asset
Management, 880 Carillon Parkway, St. Petersburg, Florida, 33716, is the sub-adviser for the Focused Large Cap Growth Portfolio. EAM manages more than $5.5 billion in assets for institutional, high net worth individuals and subadvisory clients.

Under the terms of the sub-advisory agreement, EAM manages the investment and reinvestment of the Portfolio's assets and will provide such investment advice, research and assistance as the investment manager may, from time to time, reasonably request.

Each sub-advisory agreement provides that EAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of EAM in the performance of its duties or from reckless disregard by EAM of its obligations and duties under the sub-advisory agreement.

The sub-advisory Agreement with EAM shall continue in effect through September 30, 2001 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by EAM, by Scudder Kemper or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.

The investment manager pays EAM for its services a sub-advisory fee, payable monthly, at the annual rates shown below:

   Average Daily Net Assets of the Portfolio         Annual Subadviser Fee Rate
   -----------------------------------------         --------------------------

$0-$50 million                                          0.45%
$50 million-$300 million                                0.40%
On the balance over $300 million                        0.30%

Fund Sub-Adviser for the Growth Opportunities Portfolio and the Growth And Income Portfolio. Janus Capital Corporation, 100 Fillmore Street, Denver, Colorado 80206-4928, is the sub-adviser for the Growth Opportunities Portfolio and the Growth And Income Portfolio. JCC began serving as investment adviser to Janus Fund in 1970 and currently serves as investment adviser to all of the Janus Funds, acts as sub-adviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

Under the terms of each sub-advisory agreement, JCC manages the investment and reinvestment of each Portfolio's assets and will provide such investment advice, research and assistance as the investment manager may, from time to time, reasonably request.

Each sub-advisory agreement provides that JCC will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the sub-advisory agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of JCC in the performance of its duties or from reckless disregard by JCC of its obligations and duties under the sub-advisory agreement.


Each sub-advisory agreement with JCC shall continue in effect through September 30, 2001 and year to year thereafter, but only as long as such continuance is specifically approved at least annually (a) by a majority of the trustees who are not parties to such agreement or interested persons of any such party except in their capacity as trustees of the Fund, and (b) by the shareholders or the Board of Trustees of the Fund. The sub-advisory agreement may be terminated at any time upon 60 days' notice by JCC, by Scudder Kemper or by the Board of Trustees of the Fund or by majority vote of the outstanding shares of the Portfolio, and will terminate automatically upon assignment or upon termination of the Portfolio's investment management agreement.


The investment manager pays JCC for its services a sub-advisory fee, payable monthly, at the annual rates shown below:

   Average Daily Net Assets of the Portfolios       Annual Subadviser Fee Rate
   ------------------------------------------       --------------------------

$0-$100 million                                        0.55%
$100 million-$500 million                              0.50%
On the balance over $500 million                       0.45%


Fund Accounting Agent. Scudder Fund Accounting Corp. ("SFAC"), Two International Place, Boston, Massachusetts, 02210-4103, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of each Portfolio. SFAC receives no fee for its services to each Portfolio, other than the High Return Equity, Financial Services, Focused Large Cap Growth, Growth And Income, Growth Opportunities, Global Blue Chip, New Europe, Aggressive Growth, and Technology Portfolios; however, subject to Board approval, at some time in the future, SFAC may seek payment for its services to those Portfolios under its agreement with such Portfolios. The agreements with Aggressive Growth, Technology, High Return Equity and Financial Services Portfolios state that each portfolio shall each pay SFAC an annual fee equal to 0.025% of the first $150 million of average daily net assets of the Portfolio, 0.0075% of the next $850 million of such assets and 0.0045% of such assets in excess of $1 billion, plus holding and transaction charges for this service. The agreements with Global Blue Chip and New Europe Portfolios state that the portfolio shall each pay SFAC an annual fee equal to 0.065% of the first $150 million of average daily net assets of the Portfolio, 0.04% of the next $850 million of such assets and 0.02% of such assets in excess of $1 billion, plus holding and transaction charges for this service. However, the Portfolios incurred no accounting fees for the period ended December 31, 1999, after a fee reduction by SFAC.


Principal Underwriter. Kemper Distributors, Inc. ("KDI"), 222 South Riverside Plaza, Chicago, Illinois 60606, a wholly owned subsidiary of Scudder Kemper, is the distributor and principal underwriter for shares of each Portfolio in the continuous offering of its shares. The Fund pays the cost for the prospectus and shareholder reports to be set in type and printed for existing shareholders, and KDI pays for the printing and distribution of copies thereof used in connection with the offering of shares to prospective shareholders. KDI also pays for supplementary sales literature and advertising costs. Terms of continuation, termination and assignment under the underwriting agreement are identical to those described above with regard to the investment management agreements, except that termination other than upon assignment requires sixty days' notice.

In addition, KDI may, from time to time, from its own resources pay certain firms additional amounts for ongoing administrative services and assistance provided to their customers and clients who are shareholders of the Fund.


Custodian  and  Transfer  Agent.  State  Street Bank and Trust  Company  ("State
Street"), 225 Franklin Street, Boston, Massachusetts 02110, as custodian, has custody of all securities and cash of each Portfolio (other than the Strategic Income, International, Global Blue Chip, and New Europe Portfolios). The Chase Manhattan Bank, Chase MetroTech Center, Brooklyn, New York 11245, as custodian, has custody of all securities and cash of the Strategic Income and International Portfolios. Brown Brothers Harriman & Co., as custodian, has custody of all securities and cash of the Global Blue Chip and New Europe Portfolios. Each custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by those Portfolios. Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 is the transfer agent and dividend-paying agent for each Portfolio. For the fiscal year ended December 31, 1999, no fees were paid to IFTC by any Portfolio.


Independent Auditors And Reports To Shareholders. The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, Illinois 60606, audit and report on the Portfolios' annual financial statements, review certain regulatory reports and the Portfolios' federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.


Legal Counsel. Vedder, Price, Kaufman & Kammholz, 222 N. LaSalle St., Chicago, Illinois, serves as legal counsel to each Portfolio other than the Financial Services, Global Blue Chip, New Europe, Focused Large Cap Growth, Growth And Income, Growth Opportunities and Index 500 Portfolios. Dechert Price & Rhoads, Ten Post Office Square South, Boston, Massachusetts, serves as legal counsel to the Financial Services, Global Blue Chip, and New Europe Portfolios.


                        PURCHASE AND REDEMPTION OF SHARES

Fund shares are sold at their net asset value next determined after an order and payment are received as described below.
(See "Net Asset Value").

Upon receipt by a Portfolio's Transfer Agent of a request for redemption, shares will be redeemed by the Fund, on behalf of a particular Portfolio, at the applicable net asset value as described below.

The Fund, on behalf of a particular Portfolio, may suspend the right of redemption or delay payment more than seven days (a) during any period when the New York Stock Exchange ("Exchange") is closed, other than customary weekend and holiday closings or during any period in which trading on the Exchange is restricted, (b) during any period when an emergency exists as a result of which
(i) disposal of a Portfolio's investments is not reasonably practicable, or (ii) it is not reasonably practicable for the Portfolio to determine the value of its net assets, or (c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

                              OFFICERS AND TRUSTEES

The  Fund's  activities are supervised by the Fund's Board of Trustees.
The officers and trustees of the Fund, their principal occupations, employment history for the past five years, and their affiliations, if any, with Scudder Kemper or Scudder UK, the investment manager or sub-adviser for the Fund and KDI, the Fund's principal underwriter or their affiliates, are listed below. All persons named as trustees also serve in similar capacities for other funds advised by Scudder Kemper.

JAMES E. AKINS (10/15/26), Trustee, 2904 Garfield Terrace, N.W., Washington, D.C.; Consultant on International, Political and Economic Affairs; formerly a career United States Foreign Service Officer, Energy Adviser for the White House and United States Ambassador to Saudi Arabia, 1973-76.

JAMES R. EDGAR (07/22/46), Trustee, 1927 County Road, 150E, Seymour, Illinois; Distinguished Fellow, Institute of Government and Public Affairs, University of Illinois; Director, Kemper Insurance Companies; formerly, Governor of the State of Illinois , 1991-1999.

ARTHUR R. GOTTSCHALK (02/13/25), Trustee, 10642 Brookridge Drive, Frankfort, Illinois; Retired; formerly, President, Illinois Manufacturers Association; Trustee, Illinois Masonic Medical Center; formerly, Illinois State Senator; formerly, Vice President, The Reuben H. Donnelley Corp.; formerly, attorney.

FREDERICK T. KELSEY (04/25/27), Trustee, 4010 Arbor Lane, Unit 102, Northfield, Illinois; Retired; formerly, consultant to Goldman, Sachs & Co.; formerly, President, Treasurer and Trustee of Institutional Liquid Assets and its affiliated mutual funds; Trustee of the Northern Institutional Funds; formerly, Trustee of the Pilot Fund.

THOMAS W. LITTAUER* (4/26/55), Chairman, Trustee and Vice President, Two International Place, Boston, Massachusetts; Managing Director, Scudder Kemper, formerly, Head of Broker Dealer Division of an unaffiliated investment management firm during 1997; prior thereto, President of Client Management Services of an unaffiliated investment management firm from 1991 to 1996.

FRED B. RENWICK (02/01/30), Trustee, 3 Hanover Square, New York, New York; Professor of Finance, New York University, Stern School of Business; Director, TIFF Industrial Program, Inc., Director, the Wartburg Foundation; Chairman Investment Committee of Morehouse College Board of Trustees; Chairman, American Bible Society Investment Committee; formerly member of the Investment Committee of Atlanta University Board of Trustees; formerly Director of Board of Pensions Evangelical Lutheran Church of America.

JOHN G. WEITHERS (08/08/33), Trustee, 311 Spring Lake, Hinsdale, Illinois; Retired; formerly, Chairman of the Board and Chief Executive Officer, Chicago Stock Exchange; Director, Federal Life Insurance Company; President of the Members of the Corporation and Trustee, DePaul University.


James Burkart ( / / ), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

J.A.. Cabera ( / / ), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

Irene Cheng (6/6/54), Vice President, 345 Park Avenue, New York, New York; Managing Director; Scudder Kemper.



MARK  S.  CASADY*  (9/21/60),   President,   Two  International  Place,  Boston,
Massachusetts; Managing Director, Scudder Kemper; formerly Institutional Sales Manager of an unaffiliated mutual fund distributor.

ROBERT S. CESSINE* (01/05/50), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper; formerly, Vice President, Wellington Management Company.

PHILIP J. COLLORA* (11/15/45), Vice President and Secretary, 222 South Riverside Plaza, Chicago, Illinois; Attorney, Senior Vice President, Scudder Kemper.


James M. Eysenbach (4/1/62), Vice President, 333 South Hope Street, Los Angeles, California; Senior Vice President, Scudder Kemper.

Jan C. Faller (8/8/66), Vice President, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper.

George P. Fraise (9/28/64), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

Donald E. Hall ( / / ) Vice President, 333 South Hope Street, Los Angeles, California, Managing Director, Scudder Kemper.

Sewall Hodges ( / / ) Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

Gary A Langbaum (12/16/48), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper;

Valerie F. Malter (7/25/58), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.


TRACY McCORMICK* (9/27/54), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper; formerly, senior vice president and portfolio manager for an investment management company from August 1992 to September 1995.

ANN M. McCREARY* (11/6/56), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

MICHAEL A. McNAMARA* (12/28/44), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper.

ROBERT C. PECK, JR.* (10/1/46), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper; formerly, Executive Vice President and Chief Investment Officer with an unaffiliated investment management firm from 1988 to 1997.

KATHRYN L. QUIRK* (12/3/52), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.

FRANK J. RACHWALSKI, JR.* (03/26/45), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper.

HARRY E. RESIS, JR.* (11/24/45), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper.

THOMAS F. SASSI* (11/7/42), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper; formerly, consultant with an unaffiliated investment consulting firm and an officer of an unaffiliated investment banking firm from 1993 to 1996.


WILLIAM F. TRUSCOTT* (9/14/60), Vice President, 345 Park Avenue, New York, New York; Managing Director, Scudder Kemper.


ROBERT D. TYMOCZKO* (2/3/70), Vice President, 101 California Street, San Francisco, California; Assistant Vice President, Scudder Kemper.


RICHARD L. VANDENBERG* (11/16/49), Vice President, 222 South Riverside Plaza, Chicago, Illinois; Managing Director, Scudder Kemper; formerly, senior vice president and portfolio manager with an unaffiliated investment management firm.

LINDA J. WONDRACK* (9/12/64), Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.

JOHN  R.  HEBBLE*  (6/27/58),   Treasurer,   Two  International  Place,  Boston,
Massachusetts; Senior Vice President, Scudder Kemper.

MAUREEN E. KANE* (2/14/62), Assistant Secretary, Two International Place, Boston, Massachusetts; Vice President, Scudder Kemper; formerly, Assistant Vice President of an unaffiliated investment management firm; prior there to,
Associate Staff Attorney of an unaffiliated investment management firm; Associate, Peabody & Arnold (law firm).

CAROLINE  PEARSON*  (4/1/62),  Assistant  Secretary,  Two  International  Place,
Boston,   Massachusetts;   Senior  Vice  President,  Scudder  Kemper;  formerly,
Associate, Dechert Price & Rhoads (law firm), 1989 to 1997.

BRENDA LYONS* (2/21/63) Assistant Treasurer, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper.



SHERIDAN P. REILLY* (2/27/52) Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

DIEGO ESPINOSA* (6/30/62) Vice President, Two International Place, Boston, Massachusetts; Senior Vice President, Scudder Kemper Investments, Inc.

*        Interested  persons  of the Fund as defined in the 1940 Act.


The trustees and officers who are "interested persons," as designated above, receive no compensation from the Fund. The table below shows amounts paid or accrued to those trustees who are not designated "interested persons," during the 1999 calendar year.


                                               Aggregate                      Total Compensation From Fund and
Name of Trustee                          Compensation From Fund               Fund Complex Paid to Trustees***
---------------                          ----------------------               --------------------------------


James E. Akins                                  $57,833                                    168,700
James R. Edgar*                                  29,049                                     84,583
Arthur R. Gottschalk**                           15,764                                     67,933
Frederick T. Kelsey                              56,036                                    168,700
Fred B. Renwick                                  57,832                                    168,700
John G. Weithers                                 57,684                                    171,200


*        James R. Edgar became a trustee on May 27, 1999

** Includes deferred fees. Pursuant to deferred compensation agreements with the Portfolios, deferred amounts accrue interest monthly at a rate approximate to the yield of Zurich Money Funds -- Zurich Money Market Fund. Total deferred fees (including interest thereon) for the latest fiscal year payable from the Portfolios to Mr. Gottschalk was $__________.
*** Includes compensation for service on the Boards of 15 funds managed by Scudder Kemper and its affiliates with 53 fund portfolios during calendar year 1999. Each trustee currently serves as a board member of 15 funds managed by Scudder Kemper and its affiliates with 64 fund portfolios.

As  of  ___________________,   the  trustees  and  officers  as  a  group  owned
beneficially less than 1% of the outstanding shares of each Portfolio of the Fund.

Except as otherwise noted, as of ________________, all the shares of the Portfolios were held of record by KILICO Variable Annuity Separate Account ("KVASA"), KILICO Variable Separate Account ("KVSA"), KILICO Variable Series II ("KVS II"), KILICO Variable Series III ("KVS III"), KILICO Variable Series VI ("KVS VI") Separate Account KGC ("KGC"), Separate Account KG ("KG"), Prudential Variable Contract Account GI-2 ("PVCA"), Cova Variable Annuity Account One

("Cova One"), Cova Variable Annuity Account Five ("Cova Five"), Lincoln Life Variable Annuity Account N ("LLVAA") American General Life Insurance Company Separate Account VL-R, Farmera Annuity Separate Account A ("Farmers VAA") and Farmers Variable Life Separate Account A ("Farmers VLA") on behalf of the owners of variable life insurance contracts and variable annuity contracts. At all meetings of shareholders of these Portfolios, Kemper Investors Life Insurance Company ("KILICO") will vote the shares held of record by KVASA, KVSA KVSA, KVS II, KVS III and KVS VI, Allmerica Financial Life Insurance and Annuity Company ("Allmerica") will vote the shares held of record by KGC and KG, Prudential Insurance Company of America ("Prudential") will vote the shares held of record by PVCA, Cova Financial Services Life Insurance Company and Cova Financial Life Insurance Company (collectively, "Cova") will vote the shares held of record by Cova One and Cova Five, and Lincoln National Life Insurance Company ("Lincoln") will vote the shares held of record by LLVAA only in accordance with the instructions received from the variable life and variable annuity contract owners on behalf of whom the shares are held. All shares for which no instructions are received will be voted in the same proportion as the shares for which instructions are received. Accordingly, KILICO disclaims beneficial ownership of the shares of these portfolios held of record by KVASA, KVSA, KVS II, KVS III and KVS VI, and Allmerica disclaims beneficial ownership of the shares of these portfolios held of record by KGC and KG, and Prudential disclaims beneficial ownership of the shares of these portfolios held of record by PVCA, and Cova disclaims beneficial ownership of the shares of these portfolios held of record by Cova One and Cova Five and Lincoln disclaims beneficial ownership of the shares of these portfolios held of record by LLVAA.

As of ____________, Scudder Kemper holds less than 5% of each Portfolio.


                                 NET ASSET VALUE

The net asset value per share of each Portfolio is the value of one share and is determined by dividing the value of the Portfolio's net assets by the number of shares outstanding. The net asset value of shares of the Portfolio is computed as of the close of regular trading on the New York Stock Exchange (the
"Exchange") on each day the Exchange is open for trading. The Exchange is scheduled to be closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. With respect to Portfolios with securities listed primarily on foreign exchanges, such securities may trade on days when the Portfolio's net asset value is not computed; and therefore, the net asset value of a Portfolio may be significantly affected on days when the investor has no access to the Portfolio.

All Portfolios (other than the Money Market Portfolio):

An exchange-traded equity security is valued at its most recent sale price. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean"). Lacking a Calculated Mean, the security is valued at the most recent bid quotation. An equity security which is traded on The Nasdaq Stock Market ("Nasdaq") is valued at its most recent sale price. Lacking any sales, the security is valued at the most recent bid quotation. The value of an equity security not quoted on Nasdaq, but traded in another over-the-counter market, is its most recent sale price. Lacking any sales, the security is valued at the Calculated Mean. Lacking a Calculated Mean, the security is valued at the most recent bid quotation.

Debt securities are valued at prices supplied by the Portfolio's pricing agent(s) which reflect broker/dealer supplied valuations and electronic data processing techniques. Money market instruments purchased with an original maturity of sixty days or less, maturing at par, are valued at amortized cost, which the Board believes approximates market value. If it is not possible to value a particular debt security pursuant to these valuation methods, the value of such security is the most recent bid quotation supplied by a bona fide marketmaker. If it is not possible to value a particular debt security pursuant to the above methods, the investment manager may calculate the price of that debt security, subject to limitations established by the Board.

An exchange-traded options contract on securities, currencies, futures and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the options contract is valued at the Calculated Mean. Lacking any Calculated Mean, the options contract is valued at the most recent bid quotation in the case of a purchased options contract, or the most recent asked quotation in the case of a written options contract. An options contract on securities, currencies and other financial instruments traded over-the-counter is valued at the most recent bid quotation in the case of a purchased options contract and at the most recent asked quotation in the case of a written options contract. Futures contracts are valued at the most recent settlement price.

If a security is traded on more than one exchange, or upon one or more exchanges and in the over-the-counter market, quotations are taken from the market in which the security is traded most extensively.

If, in the opinion of the Fund's Valuation Committee of the Fund's Board, the value of a Portfolio asset as determined in accordance with these procedures does not represent the fair market value of the Portfolio asset, the value of the Portfolio asset is taken to be an amount which, in the opinion of the Valuation Committee, represents fair market value on the basis of all available information. The value of other Portfolio holdings owned by the Portfolio is determined in a manner which, in the discretion of the Valuation Committee, most fairly reflects the fair market value of the property on the valuation date.


Money Market Portfolio: The net asset value per share of the Money Market Portfolio is determined as of the earlier of 3:00 p.m. Central time or the close of the Exchange on each day the Exchange is open for trading, except that the net asset value will not be computed on a day in which no orders to purchase shares were received or no shares were tendered for redemption. The net asset value per share is determined by dividing the total assets of the Portfolio minus its liabilities by the total number of its shares outstanding. The net asset value per share of the Money Market Portfolio is ordinarily $1.00 calculated at amortized cost in accordance with Rule 2a-7 under the 1940 Act. While this rule provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would have received if all its investments were sold. Under the direction of the Board of Trustees, certain procedures have been adopted to monitor and stabilize the price per share for the Portfolio. Calculations are made to compare the value of its investments valued at amortized cost with market-based values. Market-based values will be obtained by using actual quotations provided by market makers, estimates of market value, or values obtained from yield data relating to classes of money market instruments or government securities published by reputable sources. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based quotations, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action, if any, should be initiated. In order to value its investments at amortized cost, the Money Market Portfolio purchases only securities with a maturity of one year or less and maintains a dollar-weighted average portfolio maturity of 90 days or less. In addition, the Money Market Portfolio limits its portfolio investments to securities that meet the quality and diversification requirements of Rule 2a-7.


                               DIVIDENDS AND TAXES

Dividends for Money Market Portfolio. The Money Market Portfolio's net investment income is declared as a dividend daily. Shareholders will receive dividends monthly in additional shares. If a shareholder withdraws its entire account, all dividends accrued to the time of withdrawal will be paid at that time.

Dividends for All Portfolios Except Money Market Portfolio. The Fund normally follows the practice of declaring and distributing substantially all the net investment income and any net short-term and long-term capital gains of these Portfolios at least annually.

The Fund may at any time vary the dividend practices with respect to a Portfolio and, therefore, reserves the right from time to time to either distribute or retain for reinvestment such of its net investment income and its net short-term and long-term capital gains as the Board of Trustees of the Fund determines appropriate under the then current circumstances.


Taxes. Each Portfolio intends to qualify as a regulated investment company under subchapter M of the Internal Revenue Code ("Code") in order to avoid taxation of the Portfolio and its shareholders.

Pursuant to the requirements of Section 817(h) of the Code, with certain limited exceptions, the only shareholders of the Portfolios will be insurance companies and their separate accounts that fund variable insurance contracts. The prospectus that describes a particular variable insurance contract discusses the taxation of separate accounts and the owner of the particular variable insurance contract.

Each Portfolio intends to comply with the requirements of Section 817(h) and related regulations. Section 817(h) of the Code and the regulations issued by the Treasury Department impose certain diversification requirements affecting the securities in which the Portfolios may invest. These diversification requirements are in addition to the diversification requirements under subchapter M and the Investment Company Act of 1940. The consequences of failure to meet the requirements of Section 817(h) could result in taxation of the insurance company offering the variable insurance contract and immediate taxation of the owner of the contract to the extent of appreciation on investment under the contract.

The preceding is a brief summary of certain of the relevant tax considerations. The summary is not intended as a complete explanation or a substitute for careful tax planning and consultation with individual tax advisers.

                               SHAREHOLDER RIGHTS

The Fund was organized as a business trust under the laws of Massachusetts on January 22, 1987. On May 1, 1997, the Fund changed its name from "Kemper Investors Fund" to "Investors Fund Series" and on May 1, 1999 the Fund changed its name from "Investors Fund Series" to "Kemper Variable Series." The Fund may issue an unlimited number of shares of beneficial interest all having no par value. Since the Fund offers multiple Portfolios, it is known as a "series company." Shares of a Portfolio have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation of such Portfolio. Shares are fully paid and nonassessable when issued, and have no preemptive or conversion rights. The Fund is not required to hold annual shareholders' meetings and does not intend to do so. However, it will hold special meetings as required or deemed desirable for such purposes as electing trustees, changing fundamental policies or approving an investment advisory contract. If shares of more than one Portfolio are outstanding, shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is required under the 1940 Act, such as for the election of trustees. The Board of Trustees may authorize the issuance of additional Portfolios if deemed desirable, each with its own investment objective, policies and restrictions. The Board of Trustees may also authorize the establishment of a multiple class fund structure. This would permit the Fund to issue classes that would differ as to the allocation of certain expenses, such as distribution and administrative expenses, permitting, among other things, different levels of services or methods of distribution among various classes. Currently, the Fund does not offer a multi-class fund structure, but it may adopt such a structure at a future date.

On November 3, 1989, KILICO Money Market Separate Account, KILICO Total Return Separate Account, KILICO Income Separate Account and KILICO Equity Separate Account (collectively, the Accounts), which were separate accounts organized as open-end management investment companies, were restructured into one continuing separate account (KILICO Variable Annuity Separate Account) in unit investment trust form with subaccounts investing in corresponding Portfolios of the Fund. An additional subaccount also was created to invest in the Fund's Government Securities Portfolio. The restructuring and combining of the Accounts is referred to as the Reorganization. In connection with the Reorganization, approximately $550,000,000 in assets was added to the Fund (which at that time consisted of approximately $6,000,000 in assets). Because the assets added to the Fund as a result of the Reorganization were significantly greater than the existing assets of the Fund, the per share financial highlights of the Money Market, Total Return, High Yield and Growth Portfolios reflect the Accounts as the continuing entities.


Information about the Portfolios' investment performance is contained in the Fund's 1999 Annual Report to Shareholders, which may be obtained without charge from the Fund or from Participating Insurance companies which offer the Portfolios.

Shareholder inquiries should be made by writing the Fund at the address shown on the front cover or from Participating Insurance companies which offer the Portfolios.


The Fund is generally not required to hold meetings of its shareholders. Under the Agreement and Declaration of Trust of the Fund ("Declaration of Trust"), however, shareholder meetings will be held in connection with the following matters: (a) the election or removal of trustees if a meeting is called for such purpose; (b) the adoption of any contract for which approval is required by the 1940 Act; (c) any termination of the Fund to the extent and as provided in the Declaration of Trust; (d) any amendment of the Declaration of Trust (other than amendments changing the name of the Fund or any Portfolio, establishing a Portfolio, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (e) as to whether a court action, preceding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Fund or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (f) such additional matters as may be required by law, the Declaration of Trust, the By-laws of the Fund, or any registration of the Fund with the Securities and Exchange

Commission or any state, or as the trustees may consider necessary or desirable. The shareholders also would vote upon changes in fundamental investment objectives, policies or restrictions.

Under current interpretations of the 1940 Act, the Fund expects that Participating Insurance Company shareholders will offer VLI and VA contract holders the opportunity to instruct them as to how Fund shares attributable to such contracts will be voted with respect to the matters described above. The separate prospectuses describing the VLI and VA contracts include additional disclosure of how contract holder voting rights are computed.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the Fund. The Declaration of Trust, however, contains provisions designed to protect shareholders from liability for acts or obligations of the Fund and requires that notice of such provisions be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. Moreover, the Declaration of Trust provides for indemnification out of Fund property for all losses and expenses of any shareholders held personally liable for the obligations of the Fund and the Fund will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered by Scudder Kemper remote and not material since it is limited to circumstances in which the provisions limiting liability are inoperative and the Fund itself is unable to meet its obligations.

The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. The Declaration of Trust does not protect a trustee against any liability to which he or she should otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of a trustee. The Declaration of Trust permits the Trust to purchase insurance against certain liabilities on behalf of the trustees.


Effective May 1, 1999, the Fund's Board of Trustees approved a name change of the Fund from Investors Fund Series to Kemper Variable Series.

ADDITIONAL INFORMATION

Other Information

[CUSIP will be notified of changes when approved] The CUSIP number of each Portfolio is as follows:

Kemper Money Market Portfolio                          488439 10 0
Kemper Government Securities Portfolio                 488439 30 8
Kemper Investment Grade Bond Portfolio                 488439 40 7
Kemper High Yield Portfolio                            488439 50 6
Kemper Total Return Portfolio                          488439 60 5
Kemper Blue Chip Portfolio                             488439 70 4
KVS Index 500 Portfolio                                488439 73 8
Kemper Growth Portfolio                                488439 80 3
Kemper Aggressive Growth Portfolio                     488439 88 6
Kemper Horizon 20+ Portfolio                           488439 87 8
Kemper Horizon 10+ Portfolio                           488439 86 0
Kemper Horizon 5 Portfolio                             488439 85 2
Kemper Small Cap Growth Portfolio                      488439 84 5
Kemper Technology Growth Portfolio                     488439 83 7
Kemper Value+Growth Portfolio                          488439 82 9
Kemper Contrarian Value Portfolio                      488439 74 6
KVS Dreman High Return Equity Portfolio                488439 20 9
KVS Focused Large Cap Growth Portfolio                 488439 72 0
KVS Growth And Income Portfolio                        488439 69 6
KVS Growth Opportunities Portfolio                     488439 71 2
Kemper Small Cap Value Portfolio                       488439 81 1
KVS Dreman Financial Services Portfolio                488439 79 5
Kemper Strategic Income Portfolio                      488439 78 7
Kemper Global Blue Chip Portfolio                      488439 76 1
Kemper New Europe Portfolio                            488439 77 9
Kemper International Portfolio                         488439 75 3

Each Portfolio has a fiscal year ending December 31.

Many of the investment changes in the Fund will be made at prices different from those prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the investment manager in light of the Fund's investment objectives and policies, its other portfolio holdings and tax considerations, and should not be construed as recommendations for similar action by other investors.

The Fund, or the investment manager (including any affiliate of the investment manager), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are generally held in an omnibus account.


The Portfolios' prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement and its amendments which the Fund has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. The Registration Statement and its amendments, are available for inspection by the public at the SEC in Washington, D.C.

FINANCIAL STATEMENTS


The financial statements, including the investment portfolios of each Portfolio, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of each Portfolio dated December 31, 1999 are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                       APPENDIX -- RATINGS OF INVESTMENTS

COMMERCIAL PAPER RATINGS

A-1, A-2 and Prime-1, Prime-2 Commercial Paper Ratings

Commercial paper rated by Standard & Poor's Corporation has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1 or A-2.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1 or 2.

CORPORATE BONDS


Standard & Poor's Ratings Services Bond Ratings


AAA. Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C. Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI. The rating CI is reserved for income bonds on which no interest is being paid.

D. Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

Moody's Investors Service, Inc. Bond Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                             KEMPER VARIABLE SERIES

                            PART C. OTHER INFORMATION

Item 23.          Exhibits.
--------          ---------
                   (a)(1)                   Amended and Restated Agreement and Declaration of Trust, dated April 24,
                                            1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 22 to the
                                            Registration Statement)

                   (a)(2)                   Amendment to the Declaration of Trust, dated March 31, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 24 to the
                                            Registration Statement, filed on April 29, 1999)

                    (b)                     By-laws.
                                            (Incorporated by reference to Post-Effective Amendment No. 14 to the
                                            Registration Statement, filed on April 27, 1995)

                    (c)                     Text of Share Certificate.
                                            (Incorporated by reference to Post-Effective Amendment No. 14 to the
                                            Registration Statement, filed on April 27, 1995)

                   (d)(1)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Money Market Portfolio, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                   (d)(2)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            High Yield Portfolio, and Scudder Kemper Investments, Inc., dated September
                                            7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                   (d)(3)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Growth Portfolio, and Scudder Kemper Investments, Inc., dated September 7,
                                            1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                   (d)(4)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Government Securities Portfolio, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)


                   (d)(5)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            International Portfolio, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                                       2

                   (d)(6)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Small Cap Growth Portfolio, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                   (d)(7)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Investment Grade Bond Portfolio, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                   (d)(8)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Value+Growth Portfolio, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                   (d)(9)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Horizon 20+ Portfolio, and Scudder Kemper Investments, Inc., dated September
                                            7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                  (d)(10)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Horizon 10+ Portfolio, and Scudder Kemper Investments, Inc., dated September
                                            7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                  (d)(11)                   Investment Management Agreement  between the Registrant, on behalf of Kemper
                                            Horizon 5 Portfolio, and Scudder Kemper Investments, Inc., dated September
                                            7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                  (d)(12)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Contrarian Value Portfolio, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                                       3

                  (d)(13)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Small Cap Value Portfolio, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                  (d)(14)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Blue Chip Portfolio, and Scudder Kemper Investments, Inc., dated September
                                            7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                  (d)(15)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Global Income Portfolio, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                  (d)(16)                   Investment Management Agreement between the Registrant, on behalf of KVS
                                            Dreman High Return Equity Portfolio (formerly Kemper-Dreman High Return
                                            Equity Portfolio), and Scudder Kemper Investments, Inc., dated September 7,
                                            1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                  (d)(17)                   Investment Management Agreement between the Registrant, on behalf of KVS
                                            Dreman Financial Services Portfolio (formerly, Kemper Dreman Financial
                                            Services Portfolio), and Scudder Kemper Investments, Inc., dated September
                                            7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                  (d)(18)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Global Blue Chip Portfolio, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                  (d)(19)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            International Growth and Income Portfolio, and Scudder Kemper Investments,
                                            Inc., dated September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                  (d)(20)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Total Return Portfolio, and Scudder Kemper Investments, Inc., dated
                                            September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                                       4

                  (d)(21)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Aggressive Growth Portfolio, and Scudder Kemper Investments, Inc., dated May
                                            1, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 24 to the
                                            Registration Statement, filed on April 29, 1999)

                  (d)(22)                   Investment Management Agreement between the Registrant, on behalf of Kemper
                                            Technology Portfolio, and Scudder Kemper Investments, Inc., dated May 1,
                                            1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 24 to the
                                            Registration Statement, filed on April 29, 1999)

                  (d)(23)                   Investment Management Agreement between the Registrant, on behalf of KVS
                                            Index 500 Portfolio, and Scudder Kemper Investments, Inc., dated September
                                            1, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                  (d)(24)                   Investment Management Agreement between the Registrant, on behalf of the KVS
                                            Focused Large Cap Growth Portfolio and Scudder Kemper Investments, Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

                  (d)(25)                   Investment Management Agreement between the Registrant, on behalf of the KVS
                                            Growth and Income Portfolio and Scudder Kemper Investments, Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.)

                  (d)(26)                   Investment Management Agreement between the Registrant, on behalf of the KVS
                                            Growth Opportunities Portfolio and Scudder Kemper Investments, Inc.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.).

                  (d)(27)                   Subadvisory Agreement between Scudder Kemper Investments, Inc. and Dreman
                                            Value Management, L.L.C., dated September 7, 1998, for KVS Dreman High
                                            Return Equity Portfolio.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                  (d)(28)                   Subadvisory Agreement between Scudder Kemper Investments, Inc., on behalf of
                                            Investors Fund Series, and Dreman Value Management, L.L.C., dated September
                                            7, 1998, for KVS Dreman Financial Services Portfolio. (Incorporated by
                                            reference to Post-Effective Amendment No. 23 to the Registration Statement,
                                            filed on February 12, 1999)

                  (d)(29)                   Subadvisory Agreement between Scudder Kemper Investments, Inc. and Scudder
                                            Investments (U.K.) Limited, dated September 7, 1998, for Kemper Global
                                            Income Portfolio.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                                       5

                  (d)(30)                   Subadvisory Agreement between Scudder Kemper Investments, Inc. and Scudder
                                            Investments (U.K.) Limited, dated September 7, 1998, for Kemper
                                            International Portfolio.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                  (d)(31)                   Subadvisory Agreement between Scudder Kemper Investments, Inc. and Banker
                                            Trust Company, dated September 1, 1999, for Kemper Index 500 Portfolio.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                  (d)(32)                   Subdvisory Agreement between Scudder Kemper Investments, Inc. and Eagle
                                            Asset Management, dated October 29, 1999, for KVS Focused Large Cap Growth
                                            Portfolio. (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.)

                  (d)(33)                   Subdvisory Agreement between Scudder Kemper Investments, Inc. and Janus
                                            Capital Corporation, dated October 29, 1999, for KVS Growth and Income
                                            Portfolio (Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement.).

                  (d)(34)                   Subdvisory Agreement between Scudder Kemper Investments, Inc. Janus Capital
                                            Corporatoin, dated October 29, 1999, for KVS Growth Opportunities Portfolio.
                                            (Incorporated by reference to Post-Effective Amendment No. 30 to the
                                            Registration Statement.).

                   (e)(1)                   Underwriting Agreement between Investors Fund Series and Kemper
                                            Distributors, Inc., dated August 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                   (e)(2)                   Underwriting Agreement between Investors Fund Series and Kemper
                                            Distributors, Inc., dated September 7, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                    (f)                     Inapplicable.

                   (g)(1)                   Custody Agreement between the Registrant, on behalf of Kemper Money Market
                                            Portfolio, Kemper Total Return Portfolio, Kemper High Yield Portfolio,
                                            Kemper Growth Portfolio, Kemper Government Securities Portfolio, Kemper
                                            International Portfolio, Kemper Small Cap Growth Portfolio, Kemper
                                            Investment Grade Bond Portfolio, Kemper Value+Growth Portfolio, Kemper
                                            Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio, Kemper Horizon 5
                                            Portfolio, Kemper Contrarian Portfolio, Kemper Small Cap Value Portfolio,
                                            Kemper Blue Chip Portfolio and Kemper Global Income Portfolio, and Investors
                                            Fiduciary Trust Company, dated March 1, 1995.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 14 to the
                                            Registration Statement, filed on April 27, 1995.)

                   (g)(2)                   Foreign Custodian Agreement between Chase Manhattan Bank and Kemper
                                            Investors Fund, dated January 2, 1990.


                                       6

                                            (Incorporated herein by reference to Post-Effective Amendment No. 14 to the
                                            Registration Statement, filed on April 27, 1995.)

                   (g)(3)                   Custody Agreement between the Registrant, on behalf of KVS Dreman High
                                            Return Equity Portfolio and KVS Dreman Financial Services Portfolio, and
                                            State Street Bank and Trust Company, dated April 24, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                   (g)(4)                   Custody Agreement between the Registrant, on behalf of Kemper International
                                            Growth and Income Portfolio and Kemper Global Blue Chip Portfolio, and Brown
                                            Brothers Harriman & Co., dated May 1, 1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                   (g)(5)                   Addendum to the Custody Agreement between the Registrant, on behalf of
                                            Kemper Aggressive Growth Portfolio and Kemper Technology Growth Portfolio,
                                            and State Street Bank and Trust Company, dated May 1, 1999.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 24 to the
                                            Registration Statement, filed on April 29, 1999.)

                   (h)(1)                   Agency Agreement between Kemper Investors Fund and Investors Fiduciary Trust
                                            Company, dated March 24, 1987.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 14 to the
                                            Registration Statement, filed on April 27, 1995.)

                   (h)(2)                   Supplement to Agency Agreement.
                                            (Incorporated by reference to Post-Effective Amendment No. 24 to the
                                            Registration Statement, filed on April 29, 1999)

                   (h)(3)                   Fund Accounting Services Agreements between the Registrant, on behalf of
                                            Kemper Money Market Portfolio, Kemper Total Return Portfolio, Kemper High
                                            Yield Portfolio, Kemper Growth Portfolio, Kemper Government Securities
                                            Portfolio, Kemper International Portfolio, Kemper Small Cap Growth
                                            Portfolio, Kemper Investment Grade Bond Portfolio, Kemper Value+Growth
                                            Portfolio, Kemper Horizon 20+ Portfolio, Kemper Horizon 10+ Portfolio,
                                            Kemper Horizon 5 Portfolio, Kemper Value Portfolio, Kemper Small Cap Value
                                            Portfolio, Kemper Blue Chip Portfolio and Kemper Global Income Portfolio,
                                            and Scudder Fund Accounting Corporation, dated December 31, 1997.
                                            (Incorporated herein by reference to Post-Effective Amendment No. 21 to the
                                            Registration Statement, filed on March 26, 1998.)

                   (h)(4)                   Fund Accounting Services Agreements between the Registrant, on behalf of KVS
                                            Dreman High Return Equity Portfolio, KVS Dreman Financial Services
                                            Portfolio, Kemper Global Blue Chip Portfolio and Kemper International Growth
                                            and Income Portfolio, and Scudder Fund Accounting Corporation, dated May 1,
                                            1998.
                                            (Incorporated by reference to Post-Effective Amendment No. 23 to the
                                            Registration Statement, filed on February 12, 1999)

                   (h)(5)                   Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Kemper Aggressive Growth Portfolio, and Scudder Fund Accounting Corporation,
                                            dated May 1, 1999.


                                       7

                                            (Incorporated by reference to Post-Effective Amendment No. 24 to the
                                            Registration Statement, filed on April 29, 1999)

                   (h)(6)                   Fund Accounting Services Agreement between the Registrant, on behalf of
                                            Kemper Technology Growth Portfolio, and Scudder Fund Accounting Corporation,
                                            dated May 1, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 24 to the
                                            Registration Statement, filed on April 29, 1999)

                  (h)(12)                   Fund Accounting Services Agreement between the Registrant, on behalf of KVS
                                            Index 500 Portfolio (formerly, Kemper Index 500 Portfolio), and Scudder Fund
                                            Accounting Corporation, dated September 1, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                  (h)(13)                   Fund Accounting Services Agreement between the Registrant, on behalf of KVS
                                            Focused Large Cap Portfolio, and Scudder Fund Accounting Corporation, dated
                                            October 29, 1999. (Incorporated by reference to Post-Effective Amendment No.
                                            30 to the Registration Statement.)

                  (h)(14)                   Fund Accounting Services Agreement between the Registrant, on behalf of KVS
                                            Growth and Income Portfolio, and Scudder Fund Accounting Corporation, dated
                                            October 29, 1999. (Incorporated by reference to Post-Effective Amendment No.
                                            30 to the Registration Statement.)

                  (h)(15)                   Fund Accounting Services Agreement between the Registrant, on behalf of KVS
                                            Growth Opportunities Portfolio, and Scudder Fund Accounting Corporation,
                                            dated October 29, 1999. (Incorporated by reference to Post-Effective
                                            Amendment No. 30 to the Registration Statement.)


                  (h)(16)                   Amended and Restated Establishment and Designation of Series, on behalf of
                                            Kemper Aggressive Growth Portfolio and Kemper Technology Growth Portfolio,
                                            dated March 31, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                  (h)(17)                   Amended and Restated Establishment and Designation of Series, on behalf of
                                            KVS  Index 500 Portfolio, dated July 14, 1999.
                                            (Incorporated by reference to Post-Effective Amendment No. 27 to the
                                            Registration Statement.)

                  (h)(18)                   Amended and Restated Establishment and Designation of Series, on behalf of
                                            KVS Growth Opportunities Portfolio, KVS Growth And Income Portfolio and KVS
                                            Focused Large Cap Growth Portfolio dated September 29, 1999. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration
                                            Statement.)

                    (i)           (1)       Opinion of Counsel from Vedder, Price, Kaufman & Kammholz to be filed by amendment.

                                  (2)       Opinion of Counsel from Dechert Price & Rhoads to be filed by amendment.

                    (j)                     Consent from Ernst & Young LLP to be filed by amendment.

                                       8

                    (k)                     Inapplicable.

                    (l)                     Inapplicable.

                    (m)                     Inapplicable.

                    (n)                     Inapplicable.

                    (o)                     Inapplicable.

Item 24.          Persons Controlled by or under Common Control with Fund.
--------          --------------------------------------------------------

                  None

Item 25.          Indemnification.
--------          ----------------

         Article VIII of the Registrant's Agreement and Declaration of Trust (Exhibit 23(a) hereto, which is incorporated herein by reference) provides in effect that the Registrant will indemnify its officers and trustees under certain circumstances. However, in accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940 and its own terms, said Article of the Agreement and Declaration of Trust does not protect any person against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question as to whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         On June 26, 1997, Zurich Insurance Company ("Zurich"), ZKI Holding Corp. ("ZKIH"), Zurich Kemper Investments, Inc. ("ZKI"), Scudder, Stevens & Clark, Inc. ("Scudder") and the representatives of the beneficial owners of the capital stock of Scudder ("Scudder Representatives") entered into a transaction agreement ("Transaction Agreement") pursuant to which Zurich became the majority stockholder in Scudder with an approximately 70% interest, and ZKI was combined with Scudder ("Transaction"). In connection with the trustees' evaluation of the Transaction, Zurich agreed to indemnify the Registrant and the trustees who were not interested persons of ZKI or Scudder (the "Independent Trustees") for and against any liability and expenses based upon any action or omission by the Independent Trustees in connection with their consideration of and action with respect to the Transaction. In addition, Scudder has agreed to indemnify the Registrant and the Independent Trustees for and against any liability and expenses based upon any misstatements or omissions by Scudder to the Independent Trustees in connection with their consideration of the Transaction.

Item 26.          Business and Other Connections of Investment Adviser
--------          ----------------------------------------------------

                  Scudder Kemper Investments, Inc. has stockholders and employees who are denominated officers but do not as such have corporation-wide responsibilities. Such persons are not considered officers for the purpose of this Item 26.

                           Business and Other Connections of Board
           Name            of Directors of Registrant's Adviser
           ----            ------------------------------------

Lynn S. Birdsong           Director and Vice President, Scudder Kemper Investments, Inc.**
                           Chairman of the Board, Scudder, Stevens & Clark (Luxembourg) S.A.#
                           Director, Scudder Investments (UK) Ltd. Ooo
                           Chairman of the Board, Scudder Investments Asia, Ltd. @
                           Chairman of the Board, Scudder Investments Japan, Inc.&
                           Senior Vice President, Scudder Investor Services, Inc.**
                           Director, Scudder Trust (Cayman) Ltd. Xxx
                           Director, Scudder, Stevens & Clark Australia @@
                           Director, Korea Bond Fund Management Co., Ltd.+

William H. Bolinder        Director, Scudder Kemper Investments, Inc.**
                           Member Group Executive Board, Zurich Financial Services, Inc. ##
                           Chairman, Zurich-American Insurance Company o

Nick Bratt                 Director and Vice President, Scudder Kemper Investments, Inc.**
                           Vice President, Scudder MAXXUM Company***
                           Vice President, Scudder, Stevens & Clark Corporation**
                           Vice President, Scudder, Stevens & Clark Overseas Corporation oo

Laurence W. Cheng          Director, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland ##
                           Director, ZKI Holding Corporation xx

Gunther Gose               Director, Scudder Kemper Investments, Inc.**
                           CFO, Member Group Executive Board, Zurich Financial Services, Inc. ##
                           CEO/Branch Offices, Zurich Life Insurance Company ##

Rolf Huppi                 Director, Chairman of the Board, Scudder Kemper Investments, Inc.**
                           Member, Corporate Executive Board, Zurich Insurance Company of Switzerland##
                           Director, Chairman of the Board, Zurich Holding Company of America o
                           Director, ZKI Holding Corporation xx

Edmond D. Villani          Director, President and Chief Executive Officer, Scudder Kemper Investments, Inc.**
                           Director, Scudder, Stevens & Clark Japan, Inc.###
                           President and Director, Scudder, Stevens & Clark Overseas Corporation oo
                           President and Director, Scudder, Stevens & Clark Corporation**
                           Director, Scudder Realty Advisors, Inc.x
                           Director, IBJ Global Investment Management S.A. Luxembourg, Grand-Duchy of Luxembourg
                           Director, Scudder Investments (UK) Ltd. Ooo
                           Director, Scudder Investments Japan, Inc.&
                           Director, Scudder Kemper Holdings (UK) Ltd. Ooo
                           President and Director, Zurich Investment Management, Inc. Xx


         *        Two International Place, Boston, MA
         X        333 South Hope Street, Los Angeles, CA
         **       345 Park Avenue, New York, NY
         #        Societe Anonyme, 47, Boulevard Royal, L-2449 Luxembourg, R.C.
                  Luxembourg B 34.564

         ***      Toronto, Ontario, Canada
         Xxx      Grand Cayman, Cayman Islands, British West Indies
         Oo       20-5, Ichibancho, Chiyoda-ku, Tokyo, Japan
         ###      1-7, Kojimachi, Chiyoda-ku, Tokyo, Japan
         Xx       222 S. Riverside, Chicago, IL
         O        Zurich Towers, 1400 American Ln., Schaumburg, IL
         +        P.O. Box 309, Upland House, S. Church St., Grand Cayman,
                  British West Indies
         ##       Mythenquai-2, P.O. Box CH-8022, Zurich, Switzerland
         Ooo      1 South Place 5th floor, London EC2M 2ZS England
         @        One Exchange Square 29th Floor, Hong Kong
         &        Kamiyachyo Mori Building, 12F1, 4-3-20, Toranomon, Minato-ku,
                  Tokyo 105-0001
         @@       Level 3, 5 Blue Street North Sydney, NSW 2060


Item 27.          Principal Underwriters.
--------          -----------------------

         (a)

         Kemper Distributors, Inc. acts as principal underwriter of the Registrant's shares and acts as principal underwriter of the Kemper Funds.

         (b)

         Information on the officers and directors of Kemper Distributors, Inc., principal underwriter for the Registrant is set forth below. The principal business address is 222 South Riverside Plaza, Chicago, Illinois 60606.

         (1)                               (2)                                     (3)

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         James L. Greenawalt               President                               None

         Thomas W. Littauer                Director, Chief Executive Officer and   Chairman, Trustee and Vice President
                                           Vice Chairman

         Kathryn L. Quirk                  Director, Secretary, Chief Legal        Vice President
                                           Officer and Vice President

         James J. McGovern                 Chief Financial Officer and Treasurer   None

         Linda J. Wondrack                 Vice President and Chief Compliance     Vice President
                                           Officer

         Paula Gaccione                    Vice President                          None

         Michael E. Harrington             Managing Director                       None

         Robert A. Rudell                  Vice President                          None

         William M. Thomas                 Managing Director                       None

         Todd N. Gierke                    Assistant Treasurer                     None

                                       11

                                           Positions and Offices with              Positions and
         Name                              Kemper Distributors, Inc.               Offices with Registrant
         ----                              -------------------------               -----------------------

         Philip J. Collora                 Assistant Secretary                     Secretary

         Paul J. Elmlinger                 Assistant Secretary                     None

         Diane E. Ratekin                  Assistant Secretary                     None

         Mark S. Casady                    Director, Chairman                      President

         Stephen R. Beckwith               Director                                None

         Herbert A. Christiansen           Vice President                          None

         Michael Curran                    Managing Director                       None

         Robert Froelich                   Managing Director                       None

         C. Perry Moore                    Managing Director                       None

         Lorie O'Malley                    Managing Director                       None

         David Swanson                     Managing Director                       None

         (c)      Not applicable

Item 28.          Location of Accounts and Records
--------          --------------------------------

         Accounts, books and other documents are maintained at the offices of the Registrant, the offices of Registrant's investment adviser, Scudder Kemper Investments, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, at the offices of the Registrant's principal underwriter, Kemper Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606 or, in the case of records concerning custodial functions, at the offices of the custodian, Investors Fiduciary Trust Company ("IFTC"), 801 Pennsylvania Avenue, Kansas City, Missouri 64105 or, in the case of records concerning transfer agency functions, at the offices of IFTC and of the shareholder service agent, Kemper Service Company, 811 Main Street, Kansas City, Missouri 64105.

Item 29.          Management Services.
--------          --------------------

                  Inapplicable.

Item 30.          Undertakings.
--------          -------------

                  Inapplicable.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 22nd day of March, 2000.


                                               By   /s/Mark S. Casady
                                                    ----------------------
       Mark S. Casady, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on March 22, 2000 on behalf of the following persons in the capacities indicated.

              SIGNATURE                                                                   TITLE
              ---------                                                                   -----

/s/Mark S. Casady
--------------------------------------
Mark S. Casady                                                                 President


/s/Thomas W. Littauer*                                                         Chairman and Trustee
--------------------------------------


/s/James E. Akins*                                                             Trustee
--------------------------------------


/s/Arthur R. Gottschalk*                                                       Trustee
--------------------------------------


/s/Frederick T. Kelsey*                                                        Trustee
--------------------------------------


/s/Fred B. Renwick*                                                            Trustee
--------------------------------------


/s/James R. Edgar*                                                             Trustee
--------------------------------------


/s/John G. Weithers*                                                           Trustee
--------------------------------------


/s/John Hebble                                                                 Treasurer
--------------------------------------
John Hebble




*Philip J. Collara signs this document pursuant to powers of attorney filed with Post Effective Amendment No. 2 to the Registration Statement on Form N-1A, filed March 26, 1998.

         /s/Philip J. Collora
         -------------------------
         Philip J. Collora

                                                               File No. 33-11802
                                                               File No. 811-5002



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    EXHIBITS

                                       TO

                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 31
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 32

                            TO REGISTRATION STATEMENT

                                      UNDER

                       THE INVESTMENT COMPANY ACT OF 1940



                             KEMPER VARIABLE SERIES

                             KEMPER VARIABLE SERIES

                                  EXHIBIT INDEX

                        Exhibits to be filed by amendment

                                       14